CREDIT AGREEMENT


                                     by and among


                                    TIFFANY & CO.,

                                 TIFFANY AND COMPANY,
                             TIFFANY & CO. INTERNATIONAL,
                        THE SUBSIDIARY BORROWERS PARTY HERETO,

                              THE LENDERS PARTY HERETO,

                                THE BANK OF NEW YORK,
                      as Issuing Bank and as Swing Line Lender,


                                THE BANK OF NEW YORK,
                                 as Arranging Agent,


                                         and


                                THE BANK OF NEW YORK,
                               as Administrative Agent






                                     $130,000,000




                              Dated as of June 26, 1995





               Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., a Delaware corporation (the "Parent"), Tiffany and Company, a New York corporation ("Tiffany"), Tiffany & Co. International, a Delaware corporation ("Tiffany International"), each Subsidiary Borrower which is a signatory hereto or becomes a party hereto pursuant to the provisions of Section 2.23, the Lenders party hereto, The Bank of New York ("BNY"), as Issuing Bank and as Swing Line Lender, BNY, as Arranging Agent (in such capacity, the "Arranging Agent") and BNY, as Administrative Agent (in such capacity, the "Administrative Agent").


          I.   DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

               A.   Definitions

                    When used herein, each of the following terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

                    "ABR Advances": the Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate; each an "ABR Advance".

                    "Accountants": Coopers & Lybrand, or such other firm of independent certified public accountants of recognized national standing as shall be selected by the Parent and reasonably sat-isfactory to the Administrative Agent.

                    "Accumulated Funding Deficiency": as defined in Section 302 of ERISA.

                    "Acquisition": with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including by devise, bequest, gift, through a dividend or otherwise), of (a) Stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a consolidated subsidiary of such Person or otherwise under the control of such Person, (b) any business, going concern or division or segment thereof, or (c) the Property of any other Person other than in the ordinary course of business, provided, however, that no acquisition of substantially all of the assets, or any division or segment, of such other Person shall be deemed to be in the ordinary course of business.

                    "Advance": an ABR Advance, a Eurodollar Advance, a Core Currency Euro Advance or a Swing Line Negotiated Rate Advance, as the case may be.

                    "Adverse Tax Position": as defined in Section 2.13(g).

                    "Affiliate": with respect to any Person at any time and from time to time, any other Person (other than a consolidated





          subsidiary of such Person) which, at such time (a) controls such Person, or (b) is under common control with such Person. The term "control", as used in this definition with respect to any Person, means the power, whether direct, or indirect through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

                    "Aggregate Commitments": on any date, the sum of all Commitments on such date.

                    "Aggregate Credit Exposure": as of any date of de-termination, the sum of (i) the outstanding principal amount (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Loan) of the Loans of all Lenders plus (ii) an amount equal to the Letter of Credit Exposure.

                    "Agreement": this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Alternate Base Rate": on any date, a rate of interest per annum equal to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

                    "Alternate Currency": any Core Currency (other than Dollars) or Non-Core Currency.

                    "Alternate Currency Bid Loan": each Bid Loan denomi-nated in an Alternate Currency.

                    "Alternate Currency Equivalent": with respect to any Alternate Currency, on any date of determination thereof, the amount of such Alternate Currency which could be purchased with the amount of Dollars involved in such computation at the spot rate at which such Alternate Currency may be exchanged into Dollars as set forth on such date on (i) Reuters pages MGTY, MGTX, SCNY or BNMX or (ii) Dow Jones Telerate pages 262, 264, 265, 266 or 9993 (or any successor pages) or, if such rate does not appear on such pages, at the spot exchange rate therefor as determined by the Administrative Agent as of 11:00 A.M. (London
          time) on such date of determination thereof for delivery (x) in the case of an exchange of Canadian Dollars into Dollars, one Business Day later and (y) in all other cases, two Business Days later. In the event that, on any date of determination, a spot rate for an individual Alternate Currency appears on both a page of Reuters set forth above and a page of Dow Jones Telerate set forth above, the Alternate Currency Equivalent of such Alternate Currency shall be the arithmetic mean of such spot rates.

                    "Alternate  Currency  Loan":  any   Alternate  Currency
          Revolving Loan, Alternate Currency Bid Loan, Alternate Currency Negotiated Rate Loan, Alternate Currency Swing Line Loan or





          Individual Currency Loan.

                    "Alternate   Currency   Negotiated  Rate   Loan":  each
          Negotiated Rate Loan denominated in an Alternate Currency.

                    "Alternate Currency Revolving Loan": each Revolving Loan denominated in a Core Currency (other than Dollars).

                    "Alternate Currency Swing Line Loan": each Swing Line Loan denominated in a Core Currency (other than Dollars).

                    "Applicable": with respect to Regulation D being applicable to any determination of a Core Currency Euro Rate or an Individual Currency Rate, that Regulation D reserves would be applicable to the Core Currency Euro Advance or the Individual Currency Loan, as the case may be, as to which such interest rate would apply (including by giving effect to the assumption that the applicable Lender had funded such Core Currency Euro Advance or such Individual Currency Loan, as the case may be, through the purchase of a Core Currency or a Non-Core Currency, as the case may be, deposit by a subsidiary or affiliate of such Lender in the London interbank market and the transfer thereof to such Lender from such subsidiary or affiliate).

                    "Applicable Currency":

                    (a) With respect to any Revolving Loan or Swing Line Loan for any applicable Borrower, Dollars and each Available Alternate Currency which is a Core Currency as follows:

                         (i)  in the case of Dollars: a Domestic Borrower,

                         (ii) in  the  case of  French  Francs:  the French
                         Borrower,

                         (iii)     in the case of  German Marks: the German
                         Borrower,

                         (iv) in the case of Japanese Yen: the Japanese Borrower, and

                         (v) in the case of Sterling Pounds: the Sterling Borrower.

                      (b) With respect to any Bid Loan, the Currency specified by the applicable Borrower in its Bid Request for such Bid Loan.

                      (c) With respect to any Negotiated Rate Loan, the Currency specified in the Negotiated Rate Confirmation for such Negotiated Rate Loan.

                      (d)  With respect  to any Individual  Currency Loan
            for   any  applicable  Borrower,   each  Available  Alternate





            Currency which is a Non-Core Currency as follows:

                           (i) in the case of Australian Dollars: the Australian Borrower,

                           (ii) in the case of Canadian Dollars: the Canadian Borrower,

                           (iii) in the case of Hong Kong Dollars, the Hong Kong Borrower,

                           (iv) in the case of Italian Lira: the Italian
                           Borrower,

                           (v)  in the  case of  Korean Won:  the Korean
                           Borrower,

                           (vi) in the case of Malaysian Ringgit: the Malaysian Borrower,

                           (vii) in the case of Mexican Pesos: the Mexican Borrower,

                           (viii) in the case of Philippine Pesos: the Philippine Borrower,

                           (ix) in the case of Singaporean Dollars: the Singaporean Borrower,

                           (x)  in the  case of Swiss  Francs: the Swiss
                           Borrower,

                           (xi) in the case of New Taiwan Dollars: the Taiwanese Borrower, and

                           (xii)     in the case of  Thai Baht: the Thai
                           Borrower.

                      "Applicable  Lending Office": (i) as to any Lender,
            with respect to Revolving Loans in any Core Currency, ini-tially, the office, branch or affiliate of such Lender desig-nated as such Lender's lending office for Revolving Loans in such Core Currency on Exhibit R, and thereafter, such other office, branch or affiliate of such Lender through which it shall be making or maintaining Revolving Loans in such Core Currency, as reported by such Lender to the Administrative
            Agent and the Parent, (ii) as to the Swing Line Lender, with respect to Swing Line Loans in any Core Currency, initially, the office, branch or affiliate of such Lender designated as the Swing Line Lender's lending office for such Swing Line
            Loans in such Core Currency on Exhibit R, and thereafter, such other office, branch or affiliate of the Swing Line Lender through which it shall be making or maintaining Swing
            Line  Loans in such Core  Currency, as reported  by the Swing





            Line Lender to the Administrative Agent and the Parent, (iii) as to any Lender, with respect to any Bid Loan, the lending office, branch or affiliate of such Lender designated as such Lender's lending office for such Bid Loan in its Bid for such Bid Loan, (iv) as to any Lender, with respect to Individual Currency Loans in any Non-Core Currency, initially, the office, branch or affiliate of such Lender designated as such Lender's lending office for such Individual Currency Loans in such Non-Core Currency on Exhibit R, and thereafter, such other office, branch or affiliate of such Lender through which it shall be making or maintaining Individual Currency Loans in such Non-Core Currency, as reported by such Lender to the Administrative Agent and the Parent, and (v) as to any Lender, with respect to any Negotiated Rate Loan, the lending office, branch or affiliate of such Lender designated as such Lender's lending office for such Negotiated Loan in the Negotiated Rate Confirmation for such Negotiated Rate Loan.

                      "Applicable Margin": (i) with respect to the unpaid
            principal amount of ABR Advances, the applicable percentage set forth below in the column entitled "Applicable Margin for ABR Advances" and (ii) with respect to the unpaid principal amount of Eurodollar Advances, Core Currency Euro Advances and Individual Currency Loans, the applicable percentage set forth below in the column entitled "Applicable Margin for Eurodollar/Core Currency Euro Advances/Individual Currency Loans":

                                                    Applicable
                                                    Margin for
                                                    Eurodollar
                                                    Advances/Core
                                     Applicable     Currency Euro
                                     Margin for     Advances/
                                     ABR            Individual Currency
                 Pricing Level       Advances       Loans
                 -----------------   -------------- --------------------
                 Pricing Level I          0%             0.2000%
                 Pricing Level II         0%             0.2700%
                 Pricing Level III        0%             0.2750%
                 Pricing Level IV         0%             0.4000%
                 Pricing Level V          0%             0.4000%


                      "Applicable Payment Office": in the case of:

                      (i)  the  Administrative Agent,  (x) in  respect of
                           all  Loans  (other  than   Alternate  Currency
                           Loans),  Letters  of   Credit  designated   in
                           Dollars,  fees and  other amounts  owing under





                           this Agreement, the office of the Admin-istrative Agent listed in Exhibit Q as its "Domestic Payment Office", and (y) in respect of Alternate Currency Loans and Letters of Credit designated in Alternate Currencies, the office of the Administrative Agent listed in Exhibit Q as its payment office for the applicable Alternate Currency, or such other office or offices as the Administrative Agent may from time to time hereafter designate in writing as such to the Parent, each Lender and each Borrower;

                     (ii) the Swing Line Lender, in respect of each Swing Line Loan, the office of the Swing Line Lender listed in Exhibit R as the payment of-fice for the applicable Core Currency in which such Swing Line Loan is made or such other of-fice or offices as the Swing Line Lender may from time to time hereafter designate in writ-ing as such to the Administrative Agent, the Parent and each Swing Line Borrower;

                     (iii) any other  Lender, (w) in respect  of each Re-
                           volving Loan, the office of such Lender listed in Exhibit R as its payment office for the ap-plicable Core Currency or such other office or offices as such Lender may from time to time hereafter designate in writing as such to the Administrative Agent, the Parent and each Bor-rower, (x) in respect of each Individual Cur-rency Loan, the office of such Lender listed in Exhibit R as its payment office for the ap-plicable Non-Core Currency or such other office or offices as such Lender may from time to time hereafter designate in writing as such to the Administrative Agent, the Parent and each Borrower, (y) in respect of each Bid Loan, the office of such Lender listed in such Lender's Bid for such Bid Loan, and (z) in respect of each Negotiated Rate Loan, the office of such Lender listed in the Negotiated Rate Confirmation for such Negotiated Rate Loan; and

                     (iv) the Issuing Bank, in respect of each Letter of Credit, the office of the Issuing Bank listed in Exhibit R as the payment office for the ap-plicable Currency in which such Letter of Credit is issued or such other office or of-fices as the Issuing Bank may from time to time hereafter designate in writing as such to the Administrative Agent and the Parent.





                      "Assignment and Acceptance  Agreement": an  assign-
            ment and acceptance agreement executed by an assignor and an assignee pursuant to which the assignor assigns to the as-signee all or any portion of such assignor's Loans, Commitment, Individual Currency Commitments and other rights and obligations under the Loan Documents, substantially in the form of Exhibit D.

                      "Assignment Fee": as defined in Section 11.7(b).

                      "Australian   Borrower":  one   or   more  of   the
            following: Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Australia and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Australian  Dollars":  freely transferable  lawful
            money of Australia.

                      "Availability  Percentage":  with  respect  to  any
            Lender at any time, a percentage equal to a fraction (x) the numerator of which is

                      (A) the Commitment of such Lender, minus

                      (B) the  sum of (I) the  aggregate principal amount
                 of all Revolving Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Revolving Loan), plus (II) the aggregate principal amount of all Indi-vidual Currency Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan), plus (III) the SL/LC Credit Exposure of such Lender, and

            (y) the denominator of which is

                      (A) the Aggregate Commitments, minus

                      (B) the sum of (I) the outstanding principal balance of all Revolving Loans (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Revolving Loan), plus (II) the outstanding principal balance of all Individual Currency Loans (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan), plus (III) the outstanding principal balance of all Swing Line Loans, plus (IV) the Letter of Credit Exposure.

                      "Available Alternate Currency": each Alternate Cur-
            rency except to the extent that the Administrative Agent has given notice to the Parent pursuant to Section 2.14(a) (which notice has not been rescinded by the Administrative Agent) that one or more Alternate Currencies are no longer available





            as determined by it in its sole discretion.

                      "Benefited Lender": as defined in Section 11.9.

                      "Bid": an offer by  a Lender to a Borrower,  in the
            form of Exhibit H, to make a Bid Loan.

                      "Bid Accept/Reject Letter":  a notification made by
            the applicable Borrower pursuant to Section 2.11 in the form of Exhibit I.

                      "Bid Interest Period": as to  any Bid Loan, the pe-
            riod commencing on the date of such Bid Loan, and ending on the date requested in the Bid Request with respect to such Bid Loan, which shall not be earlier than 7 days after the date of such Bid Loan or later than 180 days after the date of such Bid Loan; provided, however, that (i) if any Bid Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Maturity Date in which case such Interest Period shall end on the next preceding Business Day and (ii) no Borrower shall select a Bid Interest Period which shall end after the Maturity Date.

                      "Bid Loan": each  loan from a Lender  to a Borrower
            pursuant to Section 2.11.

                      "Bid Loan Confirmation": a  confirmation by the Ad-
            ministrative Agent to a Lender of the acceptance by the ap-plicable Borrower of any Bid (or Portion thereof) made by such Lender, substantially in the form of Exhibit J.

                      "Bid Rate": as defined in Section 2.11(b).

                      "Bid Request": a request by a Borrower, in the form
            of Exhibit F, for Bids.

                      "Bid  Submission Deadline":  as defined  in Section
            2.11(b).

                      "BNY Rate": a  rate of interest per annum  equal to
            the rate of interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

                      "Borrower  Addendum": an Addendum to this Agreement
            in the form of Exhibit B pursuant to which a Subsidiary of the Parent may become a Subsidiary Borrower pursuant to the provisions of Section 2.23.

                      "Borrowers":  collectively, Tiffany, Tiffany Inter-





            national and the Subsidiary Borrowers; each a "Borrower".

                      "Borrowing  Date":  (i)  in  respect  of  Revolving
            Loans, any Business Day on which the Lenders shall make Revolving Loans to a Borrower pursuant to a Notice of
            Borrowing or pursuant to a Mandatory Borrowing, (ii) in respect of Bid Loans, any Business Day on which a Lender shall make a Bid Loan to a Borrower pursuant to a Bid Request, (iii) in respect of Swing Line Loans, any Business Day on which the Swing Line Lender shall make a Swing Line Loan to a Swing Line Borrower pursuant to a Notice of Borrowing, (iv) in respect of Negotiated Rate Loans, any Business Day on which a Lender shall make a Negotiated Rate Loan to a Borrower pursuant to a Negotiated Rate Confirmation, (v) in respect of Individual Currency Loans, any Business Day on which a Lender shall make an Individual Currency Loan to a Borrower pursuant to a Notice of Borrow-ing, and (vi) in respect of Letters of Credit, any Business Day on which the Issuing Bank issues a Letter of Credit to a Letter of Credit Applicant pursuant to a Letter of Credit Request.

                      "Borrowing/Issuance Period": as defined  in Section
            2.7(b)(ii).

                      "Business Day":

                       (i) for all purposes (other than as covered by clauses (ii) and (iii) below), any day except Saturday, Sunday or a day which in New York City is a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close,

                      (ii) with respect to all notices and determinations
            in connection with, and payments of principal and interest on, a Eurodollar Advance, a Core Currency Euro Advance or an Alternate Currency Swing Line Loan, any day which is a Business Day described in clause (i) above, is a day for trading by and between banks in the London interbank market and which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the country in which the principal office of the applicable Borrower is located, and

                      (iii)    with   respect   to    all   notices   and
            determinations in connection with, and payments of principal and interest on, an Alternate Currency Bid Loan, an Alternate Currency Negotiated Rate Loan, an Individual Currency Loan or a Letter of Credit designated in an Alternate Currency, any day which is a Business Day described in clause (i) above, is a day for trading by and between banks in the London interbank market and which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the country in which





            (x) the principal office of the applicable Borrower is located and (y) the Applicable Lending Office and Applicable Payment Office of the applicable Lender is located.

                      "Canadian Borrower": one or more  of the following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Canada and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Canadian  Dollars":   freely  transferable  lawful
            money of Canada.

                      "Change  of Control": (i)  any "Person"  or "group"
            (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect) is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 thereunder), directly or indirectly, of more than 50%, on a fully diluted basis, of the voting and economic interests of the Parent, or (ii) the Board of Directors of the Parent shall cease to consist of a majority of Continuing Directors.

                      "Code": the  Internal Revenue Code of  1986, as the
            same may be amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

                      "Commitment":  with respect  to  each  Lender,  the
            amount set forth opposite such Lender's name in Exhibit A-1 directly below the column entitled "Commitment", as the same may be (x) reduced from time to time pursuant to Section 2.9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 11.7 or increases pursuant to Section 11.1.

                      "Commitment Percentage": as to any Lender, the per-
            centage set forth opposite the name of such Lender in Exhibit A-1 under the heading "Commitment Percentage", as such percentage may be (x) reduced from time to time pursuant to Section 2.9 or (y) adjusted from time to time as a result of assignments to or from such Lender of its Commitment pursuant to Section 11.7 or increases in the Aggregate Commitments pursuant to Section 11.1.

                      "Commitment Period": the period from  the Effective
            Date until the Expiration Date.

                      "Compliance Certificate": a certificate in the form
            of Exhibit M.

                      "Consolidated": the Parent and its  Subsidiaries on





            a consolidated basis in accordance with GAAP.

                      "Consolidated  Capitalization":  as  of  any  date,
            total stockholder's equity of the Parent and its Subsidiaries on a Consolidated basis on such date (without giving effect to foreign currency translation adjustments, except to the extent such adjustments are in excess of $10,000,000 (whether positive or negative)) plus Total Debt on such date.

                      "Contingent  Obligation": as  to  any  Person  (the
            "secondary obligor"), any obligation of such secondary obligor (a) guaranteeing or in effect guaranteeing any return on any Investment made by another Person, or (b) guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such secondary obligor, whether contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make pay-ment of such primary obligation, (iv) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof, and (v) in respect of the Indebtedness of any partnership in which such secondary obli-gor is a general partner, except to the extent that such In-debtedness of such partnership is nonrecourse to such second-ary obligor and its separate Property; provided, however, that the term "Contingent Obligation" shall not include (i) the indorsement of instruments for deposit or collection in the ordinary course of business and (ii) guaranties by the Parent or any Subsidiary of the Parent of the primary obligations of any other Subsidiary of the Parent incurred in the ordinary course of business of such other Subsidiary; and provided, further, that the amount of any such Contingent Obligation shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of such primary obligation and (b) the maximum amount for which such secondary obligor may be liable pursuant to the terms of the agreement embodying such Contingent Obligation unless such primary obligation and the maximum amount for which such sec-ondary obligor may be liable are not stated or determinable, in which case the amount of such Contingent Obligation shall be such secondary obligor's maximum reasonably anticipated liability in respect thereof as determined by such secondary obligor in good faith.

                      "Continuing  Directors":    the  directors  of  the





            Parent on the Effective Date and each other director, if such director's nomination for election to the Board of Directors of the Parent is recommended by a majority of the then Con-tinuing Directors.

                      "Conversion Date": the date on which (i) a Eurodol-
            lar Advance is converted to an ABR Advance, (ii) the date on which an ABR Advance is converted to a Eurodollar Advance,
            (iii) the date on which a Eurodollar Advance is converted to a new Eurodollar Advance and (iv) the date on which a Core Currency Euro Advance is converted to a new Core Currency Euro Advance.

                      "Core Currencies": Dollars,  French Francs,  German
            Marks, Japanese Yen and Sterling Pounds (each, a "Core Cur-rency"), and such other currencies as shall be requested by the Parent to be a Core Currency hereunder subject to the approval of all of the Lenders in their sole and absolute discretion.

                      "Core   Currency   Borrowers":   with  respect   to
            Revolving Loans, the Domestic Borrowers, the German Borrower, the French Borrower, the Japanese Borrower and the Sterling Borrower; each a "Core Currency Borrower".

                      "Core  Currency  Euro Advances":  collectively, the
            Revolving Loans (or any portions thereof) at such time as they (or such portions) are maintained and/or being maintained in a Core Currency (other than Dollars) at a rate of interest based upon a Core Currency Euro Rate; each a "Core Currency Euro Advance".

                      "Core Currency Euro Rate": with respect to each day
            during each Interest Period applicable to any Core Currency Euro Advance, a rate of interest per annum determined by di-viding (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

                           (a)  (i) the  rate per  annum that  appears on
            page 3740 or 3750 of the Dow Jones Telerate Screen (or any successor page) for deposits of the applicable Core Currency
            with  a   maturity  comparable   to  such   Interest  Period,
            determined as of 11:00 A.M. (London time) (x) on the date which is two Business Days prior to the commencement of such Interest Period, in the case of a Core Currency (other than Sterling Pounds) and (y) on the date of the commencement of such Interest Period, in the case of Sterling Pounds or, if such rate does not appear on page 3740 or 3750 of the Dow
            Jones Telerate Screen (or any successor page) or (ii) the rate per annum equal to the offered quotation notified to the Administrative Agent by the Reference Lender as the offered quotation by first class banks in the London interbank market to the Reference Lender for such Core Currency deposits of





            amounts in immediately available funds comparable to the principal amount of such Core Currency Euro Advance of the Reference Lender with a maturity comparable to such Interest Period determined as of 11:00 A.M. (London time) (x) on the date which is two Business Days prior to the commencement of such Interest Period, in the case of a Core Currency (other than Sterling Pounds) and (y) on the date of the commencement of such Interest Period, in the case of Sterling Pounds, by

                           (b) a number equal to 1.00 minus the aggregate of the stated maximum rates in effect on such day (without duplication) of all reserve requirements (including marginal, emergency, supplemental and special reserves) and similar charges, expressed as a decimal, established by any Governmental Authority, including those established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member of the Federal Reserve System with deposits exceeding $1 billion in respect of eurodollar currency funding liabilities, to the extent Ap-plicable;

            provided, in the event that the Administrative Agent has made any determination pursuant to Section 2.14(a)(i) in respect of such Core Currency Euro Advance, the Core Currency Euro Rate determined pursuant to clause (a) of this definition shall instead be the rate reported to the Administrative Agent by the Reference Lender as the rate based on the all-in cost of funds of the Reference Lender to fund such Core Cur-rency Euro Advance with a maturity comparable to such In-terest Period.

                      "Credit Exposure":  with respect  to any  Lender at
            any time, the sum of (i) the outstanding principal balance of all Loans (other than Swing Line Loans) then outstanding from such Lender (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Loan), plus (ii) the SL/LC Credit Exposure of such Lender at such time.

                      "Credit Party": with respect  to any Loan Document,
            any Person (other than the Administrative Agent, the Issuing Bank, the Swing Line Lender or any Lender) which, in ac-cordance with the terms of such Loan Document, is or is to be a party thereto.

                      "Currency": any Core Currency or Non-Core Currency.

                      "Default": any  of the events  specified in Section
            9.1, whether or not any requirement for the giving of notice, the lapse of time, or any other condition, has been satisfied.





                      "Disposition":  with respect  to  any  Person,  any
            sale, assignment, transfer or other disposition by such Person, by any means, of

                 (a) the Stock of, or other equity interests of, any other Person,

                 (b) any business, operating entity, division or segment thereof, or

                 (c) any other Property of such Person, other than sales of inventory (other than in connection with bulk transfers).

                      "Dollar Bid  Loan": a Bid Loan  denominated in Dol-
            lars.

                      "Dollar  Equivalent": on  any date of determination
            thereof, the amount of Dollars which could be purchased with the amount of the relevant Alternate Currency involved in such computation at the spot rate at which Dollars may be exchanged into such Alternate Currency as set forth on such date on (i) Reuters pages MGTY, MGTX, SCNY or BNMX or (ii) Dow Jones Telerate pages 262, 264, 265, 266 or 9993 (or any successor pages) or, if such rate does not appear on such pages, at the spot exchange rate therefor as determined by the Administrative Agent as of 11:00 A.M. (London time) on such date of determination thereof for delivery (x) in the case of an exchange of Dollars into Canadian Dollars, one Business Day later and (y) in all other cases, two Business Days later. In the event that, on any date of determination, a spot rate for an individual Alternate Currency appears on both a page of Reuters set forth above and a page of Dow Jones Telerate set forth above, the Dollar Equivalent of such Alternate Currency shall be the arithmetic mean of such spot rates.

                      "Dollar Loan":  each Dollar Revolving  Loan, Dollar
            Bid Loan, Dollar  Negotiated Rate Loan and  Dollar Swing Line
            Loan.

                      "Dollar  Negotiated Rate Loan":   a Negotiated Rate
            Loan denominated in Dollars.

                      "Dollar  Reimbursement  Amount":   as  defined   in
            Section 2.19(d).

                      "Dollar  Revolving  Loan"  and   "Dollar  Revolving
            Loans": as defined in Section 2.1(b).

                      "Dollar  Swing Line  Loan"  and "Dollar  Swing Line
            Loans": as defined in Section 2.1(c).

                      "Dollars":  and  "$":  freely  transferable  lawful





            money of the United States.

                      "Domestic  Borrowers":  Tiffany,  Tiffany  Interna-
            tional and each other Borrower which is a corporation orga-nized under the laws of the United States or any State thereof and which has its principal place of business in the United States; each a "Domestic Borrower".

                      "EBIT":   for  any period,  the net  income of  the
            Parent and its Subsidiaries on a Consolidated basis for such period plus each of the following with respect to the Parent and its Subsidiaries on a Consolidated basis to the extent utilized in determining such net income: (a) Interest Expense and (b) provision for taxes.

                      "Effective Date": June 30, 1995.

                      "Employee  Benefit Plan": an  employee benefit plan
            within the meaning of Section 3(3) of ERISA maintained, spon-sored or contributed to by the Parent, any of its Subsidiar-ies or any ERISA Affiliate.

                      "ERISA":  the  Employee Retirement  Income Security
            Act of 1974, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

                      "ERISA Affiliate": when used with respect to an Em-
            ployee Benefit Plan, ERISA, the PBGC or a provision of the Code pertaining to employee benefit plans, any Person that is a member of any group of organizations within the meaning of Sections 414(b) or (c) of the Code or, solely with respect to applicable provisions of the Code, Sections 414(m) or (o) of the Code, of which the Parent or any of its Subsidiaries is a member.

                      "Euro  Interest  Period":   with  respect  to   any
            Eurodollar Advance or Core Currency Euro Advance requested by any Borrower, the period commencing on, as the case may be, the Borrowing Date or Conversion Date with respect to such Advance and ending one, two, three or six months thereafter, as selected by such Borrower in its irrevocable Notice of Borrowing or its irrevocable Notice of Conversion, provided, however, that (i) if any Euro Interest Period would otherwise end on a day which is not a Business Day, such Euro Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Euro Interest Period into another calendar month, in which event such Euro Interest Period shall end on the immediately preceding Business Day, (ii) any Euro Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Euro Interest Period) shall end on the last Business Day of a calendar month, and





            (iii) no Borrower shall select a Euro Interest Period which shall end after the Maturity Date.

                      "Eurodollar Advances":  collectively, the Revolving
            Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon a Eurodollar Rate; each a "Eurodollar Advance".

                      "Eurodollar Rate":  with respect to each day during
            each Interest Period applicable to any Eurodollar Advance, a rate of interest per annum determined by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

                           (a) the rate per annum equal to the rate notified to the Administrative Agent by the Reference Lender as the rate at which the Reference Lender is offered Dollar deposits in the New York interbank market, for delivery on the first day of such Interest Period, in an amount equal ap-proximately to such Eurodollar Advance for a period equal to such Interest Period, as quoted at approximately 11:00 A.M. two Business Days prior to the first day of such Interest Pe-riod, by

                           (b) a number equal to 1.00 minus the aggregate of the stated maximum rates in effect on such day (without duplication) of all reserve requirements (including marginal, emergency, supplemental and special reserves), ex-pressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member of the Federal Reserve System with deposits exceeding $1 billion in respect of eurodollar cur-rency funding liabilities.

                      "Event of Default": any  of the events specified in
            Section 9.1, provided that any requirement for the giving of notice, the lapse of time, or any other condition has been satisfied.

                      "Excess Tax":  as defined in Section 2.13(g).

                      "Expiration  Date":  the  Business Day  immediately
            preceding the Maturity Date.

                      "Facility Fee": as defined in Section 3.1.

                      "Federal Funds Rate": for any day, a rate per annum
            (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%), equal to the weighted average





            of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the three rates quoted by federal funds brokers to BNY on such day on such transactions received by BNY as determined by BNY and reported to the Administrative Agent.

                      "Financial Officer": the  chief financial  officer,
            the treasurer or the assistant treasurer of the Parent or such other officer thereof as shall be reasonably satis-factory to the Administrative Agent.

                      "Financial Statements": as defined in Section 4.15.

                      "Fixed  Rate Loan":  a  Eurodollar Advance,  a Core
            Currency Euro Advance, a Swing Line Negotiated Rate Advance, a Negotiated Rate Loan, an Individual Currency Loan or a Bid Loan.

                      "Foreign Pension Plan":  any plan, fund  (including
            any superannuation fund) or other similar program established or maintained outside of the United States by the Parent or any one or more of its Subsidiaries primarily for the benefit of employees of the Parent or such Subsidiaries residing out-side of the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                      "French  Borrower": one  or more of  the following:
            Tiffany, Tiffany International or Societe Francaise Pour Le Developpement De La Porcelaine D'Art (S.A.R.L.), a corpora-tion organized under the laws of France and whose principal office is located in France.

                      "French Francs": freely  transferable lawful  money
            of France.

                      "Funded Current Liability Percentage":   as defined
            in Section 401(a)(29) of the Code.

                      "GAAP":  generally  accepted accounting  principles
            set  forth   in  the  opinions  and   pronouncements  of  the
            Accounting Principles Board and the American Institute of Certified Public Accountants and in the statements and





            pronouncements of the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. If at any time after the
            Effective Date any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Required Lenders, the Parent or the appropriate Borrowers shall so request, the Administrative Agent, the Lenders, the Parent and such Borrowers shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Parent and such Borrowers shall provide to the Administrative Agent and the Lenders financial statements and other documents required under the Loan Documents or as rea-sonably requested thereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                      "German Borrower":  one or more  of the  following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Germany and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "German Marks": freely transferable lawful money of
            Germany.

                      "Governmental  Authority":  any  foreign,  federal,
            state, municipal or other government, or any department, com-mission, board, bureau, agency, public authority, instrumen-tality or other political subdivision thereof, any central bank, or any court or arbitrator.

                      "Guaranty":  as defined in Section 5.2.

                      "Hong Kong Borrower": one or more of the following:
            Tiffany, Tiffany International or Tiffany & Co. of New York Limited, a corporation organized under the laws of Hong Kong and whose principal office is located in Hong Kong.

                      "Hong  Kong  Dollars":  freely transferable  lawful
            money of Hong Kong.

                      "Indebtedness":  as to  any Person, at a particular
            time, all items of such Person  which constitute, without du-
            plication,  (a)  indebtedness  for   borrowed  money  or  the
            deferred  purchase  price  of  Property  (other  than   trade
            payables and accrued expenses incurred in the ordinary course of business), (b) indebtedness evidenced by notes, bonds, debentures or similar instruments, (c) obligations with





            respect to any conditional sale or other title retention agreement, (d) indebtedness arising under acceptance facili-ties and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (e) liabilities secured by any Lien on any Property owned by such Person even though such Person shall not have assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of busi-
            ness), (f) that portion of any obligation of such Person, as lessee, which in accordance with GAAP is required to be capitalized on the balance sheet of such Person, and (g) Con-tingent Obligations.

                      "Indemnified Person": as defined in Section 11.10.

                      "Indemnified  Tax": as  to  any  Person,  any  Tax,
            except (i) a  Tax on the  Income imposed  on such Person  and
            (ii) any interest, fees or penalties for late payment imposed on such Person, in each case under clauses (i) and (ii) to the extent not attributable to the failure of the Parent or any of its Subsidiaries to obtain any necessary approvals or consents of, or file or cause to be filed any reports, applications, documents, instruments or information required to be filed pursuant to any applicable law, rule, regulation or request of, any Governmental Authority.

                      "Indemnified Tax Person":     the    Administrative
            Agent, the  Swing  Line  Lender,  the Issuing  Bank,  or  any
            Lender.

                      "Individual Currency Commitment":  with respect  to
            each Lender and any Non-Core Currency, the amount set forth opposite such Lender's name in Exhibit A-2 directly below the column entitled "Individual Currency Commitment" in respect of such Non-Core Currency (determined on the basis of the Dollar Equivalent for such Non-Core Currency), as the same may be (x) reduced from time to time pursuant to Section 2.9 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 11.7, provided, however, that the aggregate amount of all of the Individual Currency Commitments of each Lender (determined on the basis of the Dollar Equivalent for each applicable Non-Core
            Currency)  shall  not  exceed  the amount  of  such  Lender's
            Commitment.

                      "Individual Currency Interest Period": with respect
            to any Individual Currency Loan requested by any Non-Core Currency Borrower, the period commencing on the Borrowing
            Date with respect to such Individual Currency Loan and ending one, two or three months thereafter, as selected by such Non-





            Core Currency Borrower in its irrevocable Notice of Bor-rowing, provided, however, that (i) if any Individual Currency Interest Period would otherwise end on a day which is not a Business Day, such Individual Currency Interest Pe-riod shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Individual Currency Interest Period into another calendar month, in which event such Individual Currency Interest Period shall end on the immediately preceding Business Day,
            (ii) any Individual Currency Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Individual Currency Interest Period) shall end on the last Business Day of a cal-endar month, and (iii) no Borrower shall select an Individual Currency Interest Period which shall end after the Maturity Date.

                      "Individual Currency Loan" and "Individual Currency
            Loans": as defined in Section 2.1(e).

                      "Individual  Currency Rate":  with respect  to each
            day during each Interest Period applicable to any Individual Currency Loan, a rate of interest per annum determined by di-viding (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

                           (a) (i)   if such Individual  Currency Loan is
            designated in Australian Dollars, Canadian Dollars, Hong Kong Dollars, Italian Lira, Singaporean Dollars or Swiss Francs,

                           (A) with respect to Australian Dollars, the average bid rate for bank bills of exchange that appears on page BBSY on the Reuters Screen (Sydney) (or any successor page) for a term equivalent to such Interest Period, determined as of approximately 10:15 A.M. (Sydney time) on the first day of such Interest Period,

                           (B) with respect to Canadian Dollars, the rate per annum that appears on page CDOR on the Reuters Screen (Toronto) (or any successor page) for deposits of Canadian Dollars with a maturity comparable to such Interest Period, determined as of approximately 11:00 A.M. (Toronto time) on the date which is two Business Days prior to the commencement of such Interest Period,

                           (C) with respect to Italian Lira, the rate per annum that appears on page RIBO (London) on the Reuters Screen (or any successor page) for deposits of Italian Lira with a maturity comparable to such Interest Period, determined as of approximately





                      11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period,

                           (D) with respect to Swiss Francs, the rate per
                      annum that appears on page 3740 or 3750 of the Dow Jones Telerate Screen (or any successor page) for deposits of Swiss Francs with a maturity comparable to such Interest Period, determined as of approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the commence-ment of such Interest Period,

                           (E) with  respect  to Hong  Kong Dollars,  the
                      rate per annum that appears on page FWEN on the Reuters Screen (Hong Kong) (or any successor page) for deposits of Hong Kong Dollars with a maturity comparable to such Interest Period, determined as of approximately 11:00 A.M. (Hong Kong time) on the date which is two Business Days prior to the commencement of such Interest Period,

                           (F) with respect to Singaporean Dollars, the rate per annum that appears on page FWEO of the Reuters Screen (Singapore) (or any successor page) for deposits of Singaporean Dollars with a maturity comparable to such Interest Period, determined as of approximately 11:00 A.M. (Singapore time), on the date which is two Business Days prior to the commencement of such Interest Period, or

                           (G) if such rate does not appear on such applicable page of the Dow Jones Telerate Screen or Reuters Screen (or any successor page), the rate per annum equal to the offered quotation by first class banks in the London, Australian, Canadian, Hong Kong or Singapore, as the case may be, in-terbank market to the applicable Lender for such Non-Core Currency deposits of amounts in im-mediately available funds comparable to the prin-cipal amount of such Individual Currency Loan with a maturity comparable to such Interest Period de-termined as of approximately 11:00 A.M. (London, Sydney, Toronto, Hong Kong or Singapore, as the case may be, time) on the date which is two Busi-ness Days prior to the commencement of such Inter-est Period or, in the case of Individual Currency Loans designated in Australian Dollars, on the first day of such Interest Period,

            (ii) if such Individual Currency Loan is designated in any other Non-Core Currency, a rate per annum equal to the offered quotation by first class banks in the applicable in-terbank market to the applicable Lender for deposits of such





            Non-Core Currency in amounts in immediately available funds comparable to the principal amount of such Individual Currency Loan with a maturity comparable to such Interest Period as determined by such Lender on the date which is two Business Days prior to the commencement of such Interest Period, adjusted for additional costs and local market conditions as determined by such Lender, by

                           (b) a number equal to 1.00 minus the aggregate
            of the stated maximum rates in effect on such day (without duplication) of all reserve requirements (including marginal, emergency, supplemental and special reserves) and similar charges, expressed as a decimal, established by any Governmental Authority, including those established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member of the Federal Reserve System with deposits exceeding $1 billion in respect of eurodollar currency funding liabilities, to the extent Ap-plicable;

            provided, in the event that the applicable Lender has made any determination pursuant to Section 2.14(a)(iv) in respect of such Individual Currency Loan, the Individual Currency Rate determined pursuant to clause (a) of this definition shall instead be the rate based on the all-in cost of funds of the applicable Lender to fund such Individual Currency Loan with a maturity comparable to such Interest Period.

                      "Intellectual Property":  all United  States regis-
            tered trademarks, service marks, patents, and trade names.

                      "Intercompany Acquisition":  an Acquisition  by the
            Parent from any of its Subsidiaries or an Acquisition by any Subsidiary of the Parent from any other Subsidiary of the Parent.

                      "Intercompany  Debt":    (i)  Indebtedness  of  the
            Parent to one  or more of the Subsidiaries of  the Parent and
            (ii) demand Indebtedness of one or more of the Subsidiaries of the Parent to the Parent or any one or more of the other Subsidiaries of the Parent.

                      "Intercompany  Disposition":  a Disposition  by the
            Parent or any of its Subsidiaries to the Parent or any of its other Subsidiaries, provided that such Disposition does not materially and adversely affect the interests of the Lenders under the Loan Documents.

                      "Intercompany Lien":  A  Lien granted by the Parent
            or any  of its Subsidiaries to the Parent or any of its other





            Subsidiaries, provided that such Lien does not materially and adversely affect the interests of the Lenders under the Loan Documents.

                      "Interest Coverage Ratio":  as of any date, the ra-
            tio of (a) EBIT in respect of the period comprised of the four consecutive fiscal quarters ended immediately prior to such date in respect of which financial statements have been delivered pursuant to Sections 7.7(a), 7.7(c) or 7.7(d) to
            (b) Interest Expense for such period.

                      "Interest Expense":   for any period, the  interest
            expense of the Parent and its Subsidiaries on a Consolidated basis in respect of such period.

                      "Interest Period": a Euro Interest Period, a  Swing
            Line Interest Period, a Negotiated Rate Interest Period, an Individual Currency Interest Period or a Bid Interest Period, as the case may be.

                      "Interest   Rate   Protection   Arrangement":   any
            interest rate swap, cap or collar arrangement or any other derivative product, in each case designed to reduce exposure to interest rate fluctuations.

                      "Investments": as defined in Section 8.7.

                      "Invitation to Bid": an  invitation to make Bids in
            the form of Exhibit G.

                      "Issuing Bank":  BNY.

                      "Italian Borrower": one  or more of the  following:
            Tiffany, Tiffany International or Tiffany-Faraone S.P.A., a corporation organized under the laws of Italy and whose principal office is located in Italy.

                      "Italian Lira": freely transferable lawful money of
            Italy.

                      "Japanese Borrower":  one or more of the following:
            Tiffany, Tiffany International, Tiffany Japan or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Japan and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Japanese Yen": freely transferable lawful money of
            Japan.

                      "Judgment Currency": as defined in Section 11.14.

                      "Judgment Currency Conversion  Date": as defined in
            Section 11.14.





                      "Korean Borrower":   one or more  of the following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Korea and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Korean Won": freely  transferable lawful money  of
            Korea.

                      "Lender":  each  financial  institution  listed  on
            Exhibit A-1, as well as any Person which becomes a "Lender" hereunder pursuant to Sections 11.7 or 11.1; it being under-stood and agreed, however, that for purposes of making certain Alternate Currency Loans and issuing or participating in certain Letters of Credit under this Agreement, certain of the Lenders have specifically designated on Exhibit R certain of their branches, subsidiaries or affiliates that will be responsible for making such Alternate Currency Loans and issuing or participating in such Letters of Credit, or may make such a designation in an Assignment and Acceptance Agreement entered into by any such Lender.

                      "Letter of Credit" and  "Letters of Credit": as de-
            fined in Section 2.19.

                      "Letter of Credit  Applicants": collectively,  Tif-
            fany and Tiffany International; each a "Letter of Credit Ap-plicant".

                      "Letter of Credit Commissions": as defined in  Sec-
            tion 3.2.

                      "Letter  of Credit Commitment":  (i) the commitment
            of the Issuing Bank to issue Letters of Credit, provided that the Letter of Credit Exposure shall not exceed $25,000,000 (determined on the basis of the Dollar Equivalent for each outstanding Letter of Credit designated in an Alternate Currency), and (ii) the commitment of the Lenders in respect of the Letter of Credit Exposure as set forth in Section 2.20.

                      "Letter of Credit Exposure":  at any date, the sum,
            without duplication, of (i) the aggregate undrawn face amount (determined on the basis of the Dollar Equivalent for each outstanding Letter of Credit designated in an Alternate Currency) of the outstanding Letters of Credit at such date and (ii) the aggregate unpaid reimbursement obligations in respect of the Letters of Credit at such date (after giving effect to any Loans made on such date to pay any such reim-bursement obligations and determined on the basis of the Dollar Equivalent for each such reimbursement obligation in respect of an outstanding Letter of Credit designated in an Alternate Currency).





                      "Letter of  Credit Request": a request  in the form
            of Exhibit L.

                      "Leverage Ratio": as of any date,  the ratio of (a)
            Total Debt on such date, to (b) Consolidated Capitalization as of such date.

                      "Lien":   any  mortgage, pledge,  assignment, lien,
            charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

                      "Loan": each Revolving  Loan, each Individual  Cur-
            rency Loan, each Negotiated Rate Loan, each Bid Loan and each Swing Line Loan.

                      "Loan Documents": this Agreement and the Guaranty.

                      "Malaysian Borrower": one or more of the following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Malaysia and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Malaysian  Ringgit":  freely  transferable  lawful
            money of Malaysia.

                      "Mandatory  Borrowing":  as   defined  in   Section
            2.1(d).

                      "Margin Stock": any "margin stock", as said term is
            defined in Regulation U of the Board of Governors of the Fed-eral Reserve System, as the same may be amended or supple-mented from time to time.

                      "Material Adverse":  with respect to any  change or
            effect, a material adverse change in, or effect on, as the case may be, (i) the financial condition, operations, busi-ness, prospects or Property of the Parent and its Subsidiaries taken as a whole, (ii) the ability of the Parent or any Borrower to perform its obligations under any Loan Document, or (iii) the ability of the Administrative Agent, the Issuing Bank, the Swing Line Lender or any Lender to en-force any Loan Document.

                      "Maturity Date":  June 30,  2000,  or such  earlier
            date on which the Loans shall become due and payable, whether by acceleration or otherwise.

                      "Maximum Offer": as defined in Section 2.11(b).

                      "Maximum Request": as defined in Section 2.11(a).

                      "Mexican Borrower": one  or more of the  following:





            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Mexico and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Mexican Pesos": freely  transferable lawful  money
            of Mexico.

                      "Moody's": Moody's Investors Service, Inc.

                      "Multiemployer Plan":  a Pension  Plan  which is  a
            multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                      "Negotiated Rate": as defined in Section 2.12.

                      "Negotiated  Rate Confirmation": as defined in Sec-
            tion 2.12.

                      "Negotiated Rate Confirmation  Request": a  request
            by a Borrower and the Parent, in the form of Exhibit K, for confirmation by a Lender of such Lender's agreement to make a Negotiated Rate Loan to such Borrower pursuant to Section 2.12.

                      "Negotiated   Rate  Interest  Period":  as  to  any
            Negotiated Rate Loan, the period commencing on the date of such Negotiated Rate Loan, and ending on the applicable date specified in the Negotiated Rate Confirmation for such Negotiated Rate Loan, which shall not be earlier than 7 days after the date of such Negotiated Rate Loan or later than 180 days after the date of such Negotiated Rate Loan; provided, however, that (i) if any Negotiated Rate Interest Period would end on a day other than a Business Day, such Negotiated Rate Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Maturity Date in which case such Negotiated Rate Interest Period shall end on the next preced-ing Business Day and (ii) no Borrower shall select a Nego-tiated Rate Interest Period which shall end after the Maturity Date.

                      "Negotiated Rate Loan": each  loan from a Lender to
            a Borrower pursuant to Section 2.12.

                      "New  Taiwan  Dollars": freely  transferable lawful
            money of Taiwan.

                      "Non-Core   Currencies":      Australian   Dollars,
            Canadian Dollars, Hong Kong Dollars, Italian Lira, Korean Won, Malaysian Ringgit, Mexican Pesos, New Taiwan Dollars, Philippine Pesos, Singaporean Dollars, Swiss Francs and Thai Baht; each a "Non-Core Currency".

                      "Non-Core  Currency  Borrowers":  with  respect  to





            Individual Currency Loans, the Australian Borrower, the Canadian Borrower, the Hong Kong Borrower, the Italian Borrower, the Korean Borrower, the Malaysian Borrower, the Mexican Borrower, the Philippine Borrower, the Singaporean Borrower, the Swiss Borrower, the Taiwanese Borrower and the Thai Borrower; each a "Non-Core Currency Borrower".

                      "Non-Issuance  Event":     as  defined  in  Section
            2.19(a).

                      "Non-Swing  Loan  Event":   as  defined in  Section
            2.1(c).

                      "Notice of  Borrowing": a request for  Loans in the
            form of  Exhibit C signed  by the Parent  and the  applicable
            Borrower.

                      "Notice  of Conversion": a  notice substantially in
            the form of Exhibit E.

                      "Obligation Currency": as defined in Section 11.14.

                      "Other Hedging Arrangement":  any foreign  exchange
            contract, currency swap arrangement, commodity arrangement or any other similar arrangement, in each case designed to pro-tect against fluctuations of currency values.

                      "PBGC":  the  Pension Benefit  Guaranty Corporation
            established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

                      "Pension Plan": at  any time, any Employee  Benefit
            Plan (including a Multiemployer Plan) subject to Section 302 of ERISA or Section 412 of the Code, the funding requirements of which are, or at any time within the six years immediately preceding the time in question, were in whole or in part, the responsibility of the Parent, any of its Subsidiaries or an ERISA Affiliate.

                      "Person": any individual, firm,  partnership, joint
            venture, corporation, association, business enterprise, lim-ited liability company, joint stock company, unincorporated association, trust, Governmental Authority or any other en-tity, whether acting in an individual capacity, and for the purpose of the definition of "ERISA Affiliate", a trade or business.

                      "Philippine   Borrower":   one  or   more   of  the
            following: Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, the Philippines and which shall become a Borrower pursuant to Section 2.23 hereof.





                      "Philippine  Pesos":   freely  transferable  lawful
            money of the Philippines.

                      "Portion": as defined in Section 2.11(b).

                      "Pricing Level":  any of  Pricing Level I,  Pricing
            Level II,  Pricing Level  III, Pricing  Level IV, or  Pricing
            Level V.

                      "Pricing Level  I": any time when  the senior unse-
            cured long term debt Rating of the Parent by (x) S&P is A- or higher or (y) Moody's is A3 or higher.

                      "Pricing Level  II": any  time when (i)  the senior
            unsecured long term debt Rating of the Parent by (x) S&P is BBB+ or higher or (y) Moody's is Baa1 or higher and (ii) Pricing Level I does not apply.

                      "Pricing Level  III": any time when  (i) the senior
            unsecured long term debt Rating of the Parent by (x) S&P is BBB or higher or (y) Moody's is Baa2 or higher and (ii) nei-ther Pricing Level I nor Pricing Level II applies.

                      "Pricing Level  IV": any  time when (i)  the senior
            unsecured long term debt Rating of the Parent by (x) S&P is BBB- or higher or (y) Moody's is Baa3 or higher and (ii) none of Pricing Level I, Pricing Level II or Pricing Level III ap-plies.

                      "Pricing Level V": any time when (i) the senior un-
            secured long term debt Rating of the Parent by (x) S&P is BB+ or lower or (y) Moody's is Ba1 or lower and (ii) none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV applies.

                      "Prohibited Transaction": with respect to  any Pen-
            sion Plan, (a) any event set forth in Sections 4043(b) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regula-tions), 4062(e) or 4063(a) of ERISA or the regulations there-under, (b) an event requiring the Parent, any of its Subsidiaries or any ERISA Affiliate to provide security to a Pension Plan under Section 401(a)(29) of the Code, or (c) failure to make any payment required by Section 412(m) of the Code.

                      "Property": in respect of  any Person, all types of
            real, personal, tangible, intangible or mixed property and all types of tangible or intangible property owned or leased by such Person.

                      "Proportionate Share":   as to any  Subsidiary Bor-
            rower (a) if such cost, expense or other amount is directly attributable to the Loans made to such Subsidiary Borrower or





            any action taken or omitted to be taken by such Subsidiary Borrower, 100% of such amount and (b) if such cost, expense or other amount is not directly attributable to one or more specific Borrowers, such amount multiplied by (i) if Loans are outstanding, the percentage equivalent of a fraction the numerator of which is the principal amount of Loans outstanding to such Subsidiary Borrower and the denominator of which is the aggregate amount of Loans outstanding to all Borrowers and (ii) if no Loans are outstanding, the percentage equivalent of a fraction the numerator of which is one and the denominator of which is the number of Borrowers.

                      "Proposed Lender": as defined in Section 11.1(b).

                      "Quarterly  Payment Date":  each January  31, April
            30, July 31 and October 31 of each year.

                      "Rating":  the actual,  or  if no  actual then  the
            implied, senior unsecured long term debt rating of the Parent, in either case as assigned by S&P or Moody's, as the case may be.

                      "Reference Lender":  BNY.

                      "Regulation D": Regulation D of the Board of Gover-
            nors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof estab-lishing reserve requirements.

                      "Reportable Event":  with  respect to  any  Pension
            Plan, (a) any event set forth in Sections 4043(c) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(e) or 4063(a) of ERISA or the regulations thereunder, (b) an event requiring the Parent, any of its Subsidiaries or any ERISA Affiliate to provide security to a Pension Plan under
            Section 401(a)(29) of the Code, or (c) failure to make any payment required by Section 412(m) of the Code.

                      "Required Lenders":  (i) at any time  when no Loans
            are outstanding, Lenders having Commitments or, if no Commit-ments then exist, Lenders having Commitments on the last day on which Commitments did exist, equal to at least 60% of the Aggregate Commitments, and (ii) at any time when Loans are outstanding (x) if the Commitments then exist, Lenders having Commitments equal to at least 60% of the Aggregate Commitments, and (y) if the Commitments have been terminated or otherwise no longer exist, Lenders having Credit Exposures equal to at least 60% of the Aggregate Credit Exposure.

                      "Required Payment":  as defined in Section 2.13(a).

                      "Responsible  Officer":   the president,  the chief





            financial officer, the treasurer or the assistant treasurer of the Parent, Tiffany or Tiffany International.

                      "Restricted  Payment":  with respect to any Person,
            any of the following, whether direct or indirect: (a) the declaration or payment by such Person of any dividend or distribution on any class of Stock of such Person, other than a dividend payable solely in shares of that class of Stock to the holders of such class, (b) the declaration or payment by such Person of any distribution on any other type or class of equity interest or equity investment in such Person, and (c) any redemption, retirement, purchase or acquisition of, or sinking fund or other similar payment in respect of, any class of Stock of, or other type or class of equity interest or equity investment in, such Person.

                      "Revolving Loan" and  "Revolving Loans": as defined
            in Section 2.1(a).

                      "S&P": Standard & Poor's Ratings Group.

                      "SEC":  the Securities  and Exchange  Commission or
            any  Governmental  Authority   succeeding  to  the  functions
            thereof.

                      "Singaporean   Borrower":  one   or  more   of  the
            following:   Tiffany, Tiffany International or  Tiffany & Co.
            Pte. Ltd., a corporation organized under the laws of Singapore and whose principal office is located in Singapore.

                      "Singaporean  Dollars": freely  transferable lawful
            money of Singapore.

                      "SL/LC Credit Exposure": with respect to any Lender
            at any time, (i) the sum of (A) the outstanding principal balance of all Swing Line Loans (determined on the basis of the Dollar Equivalent for each Alternate Currency Swing Line
            Loan), plus  (B) the Letter of Credit Exposure, multiplied by
            (ii) the Availability Percentage of such Lender.

                      "Special  Counsel": Emmet,  Marvin  & Martin,  LLP,
            special counsel to the Administrative Agent.

                      "Sterling Borrower": one or more of the  following:
            Tiffany, Tiffany International or Tiffany & Co., a corpo-ration organized under the laws of the United Kingdom and whose principal office is located in the United Kingdom.

                      "Sterling Pounds": freely transferable lawful money
            of the United Kingdom.

                      "Stock":  any  and all  shares,  rights, interests,
            participations, warrants, options, rights of conversion or other equivalents (however designated) of corporate stock.





                      "Subsidiary":  with respect  to any  Person at  any
            time and from time to time, any corporation, association, partnership, limited liability company, joint venture or other business entity of which such Person and/or any Subsidiary of such Person, directly or indirectly at such time, either (a) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordi-nary voting power to elect a majority of the board of direc-tors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

                      "Subsidiary Borrowers":  collectively, the Domestic
            Borrowers (other than Tiffany and Tiffany International), the Australian Borrower, the Canadian Borrower, the French Bor-rower, the German Borrower, the Hong Kong Borrower, the Ital-ian Borrower, the Japanese Borrower, the Korean Borrower, the Malaysian Borrower, the Mexican Borrower, the Philippine Bor-rower, the Singaporean Borrower, the Sterling Borrower, the Swiss Borrower, the Taiwanese Borrower and the Thai Borrower which are signatories hereto on the Effective Date, and each other wholly-owned Subsidiary of the Parent which becomes a party to this Agreement by the execution of a Borrower Ad-dendum pursuant to Section 2.23; each a "Subsidiary Bor-rower".

                      "Swing Line Borrowers": with respect to Swing  Line
            Loans, the Domestic Borrowers, the French Borrower, the German Borrower, the Japanese Borrower and the Sterling Borrower; each a "Swing Line Borrower".

                      "Swing  Line   Commitment":  an  amount   equal  to
            $15,000,000, as the same may be reduced from time to time pursuant to Section 2.9.

                      "Swing Line Commitment Period": the period from the
            Effective Date to, but  excluding, the Swing Line Termination
            Date.

                      "Swing Line  Interest Period": (i) as  to any Swing
            Line Negotiated Rate Advance, the period commencing on the date of such Swing Line Negotiated Rate Advance and ending on the date agreed to between the Parent, the applicable Swing
            Line Borrower and the Swing Line Lender with respect to such Swing Line Negotiated Rate Advance, and (ii) as to any Swing
            Line Loan made as an ABR Advance, the period commencing on the date of such ABR Advance and ending on the date set forth by the Parent and the applicable Swing Line Borrower in the Notice of Borrowing with respect to such ABR Advance; provided, however, that the last day of any Swing Line Interest Period shall not be earlier than one day after the





            date of such Swing Line Negotiated Rate Advance or ABR Advance, as the case may be, or later than 30 days after the date of such Swing Line Negotiated Rate Advance or ABR Advance, as the case may be, and in no event later than 30 days prior to the Expiration Date; and provided further, however, that if any Swing Line Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day.

                      "Swing Line Lender": BNY.

                      "Swing Line  Loan" and  "Swing Line Loans":  as de-
            fined in Section 2.1(c).

                      "Swing Line  Negotiated Rate": with respect  to any
            Swing Line Interest Period applicable to any Swing Line Nego-tiated Rate Advance, the rate of interest per annum agreed to by the Parent, the applicable Swing Line Borrower, and the Swing Line Lender with respect thereto in accordance with
            Section 2.3(b).

                      "Swing    Line     Negotiated    Rate    Advances":
            collectively, the Swing Line Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based on a Swing Line Negotiated Rate; each a "Swing Line Negotiated Rate Advance".

                      "Swing Line Termination Date": the date which is 30
            days prior to the Expiration Date.

                      "Swiss  Borrower": one  or more  of the  following:
            Tiffany, Tiffany International or Tiffany & Co. Watch Factory S.A., a corporation organized under the laws of Switzerland and whose principal office is located in Switzerland.

                      "Swiss Francs": freely transferable lawful money of
            Switzerland.

                      "Taiwanese Borrower": one or more of the following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Taiwan and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Tax":  any present  or future  tax, levy,  impost,
            duty, charge, fee, deduction or withholding of any nature and whatever called, by a Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

                      "Tax  on the Income": as  to any Person,  a Tax im-
            posed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is





            organized, (iii) the jurisdiction in which such Person's principal office is located, or (iv) in the case of each Lender or Swingline Lender, any jurisdiction in which such Person is deemed to be doing business; which Tax is an income tax or franchise tax imposed on all or part of the net income or net profits of such Person or which Tax represents interest, fees, or penalties for late payment of such an income tax or franchise tax.

                      "Termination  Event": with  respect to  any Pension
            Plan, (a) a Reportable Event, (b) the termination of a Pension Plan under Section 4041(c) of ERISA, or the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, or the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA,
            (c) the institution of proceedings by the PBGC to terminate a Pension Plan under Section 4042 of ERISA, or (d) the appointment of a trustee to administer any Pension Plan under
            Section 4042 of ERISA.

                      "Thai Borrower":  one  or more  of  the  following:
            Tiffany, Tiffany International or a wholly-owned Subsidiary of the Parent which is organized under the laws of, and has its principal office in, Thailand and which shall become a Borrower pursuant to Section 2.23 hereof.

                      "Thai  Baht": freely  transferable lawful  money of
            Thailand.

                      "Tiffany  Japan":   Tiffany  &  Co.  Japan Inc.,  a
            Delaware corporation.

                      "Total  Debt":  as of any date, all Indebtedness of
            the Parent and its Subsidiaries on a Consolidated basis on such date.

                      "Unfunded  Pension Liabilities":   with  respect to
            any Pension Plan (other than a Multiemployer Plan), as of the last day of the fiscal year of such Pension Plan preceding the time in question, the amount determined by taking the accumulated benefit obligation, as disclosed in accordance with Statement of Accounting Standards No. 87, "Employers' Accounting for Pensions", over the fair market value of Pen-sion Plan assets.

                      "United  States": the United States of America (in-
            cluding the States thereof and the District of Columbia).

                      "Upstream Dividends":  as defined in Section 8.9.

                      "Unrecognized Retiree Welfare Liability":  with re-
            spect   to   any   Employee  Benefit   Plan   that   provides
            postretirement benefits other than pension benefits, the amount of the transition obligation, as determined in ac-





            cordance with Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," as of the most recent valuation date, that has not been recognized as an expense in the income statement of the Parent and its Consolidated Subsidiaries, provided that (i) prior to the date such Statement is applicable to the Parent, such amount shall be based on an estimate made in good faith of the transition obligation, and (ii) for purposes of determining the aggregate amount of the Unrecognized Retiree Welfare Liability, Plans maintained by a Consolidated Subsidiary of the Parent that is not otherwise an ERISA Affiliate shall be included.

                 B.   Principles of Construction

                      (a)  All   capitalized   terms   defined  in   this
            Agreement shall have the meanings given such capitalized terms herein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant hereto or thereto, unless otherwise expressly provided therein.

                      (b) As used in the Loan Documents and in any cer-tificate, opinion or other document made or delivered pursu-ant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise expressly provided herein, the word "fiscal" when used herein shall refer to the relevant fiscal period of the Parent.

                      (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in each Loan Document shall refer to such Loan Document as a whole and not to any particular provision of such Loan Document, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

                      (d) All references herein to a time of day shall mean the then applicable time in New York, New York, unless otherwise expressly provided herein.

                      (e) Section headings have been inserted herein and in the other Loan Documents for convenience only and shall not be construed to be a part hereof or thereof. Unless the context otherwise requires, words in the singular number in-clude the plural, and words in the plural include the singu-lar.

                      (f)  Whenever in  any Loan Document or  in any cer-
            tificate  or  other  document   made  or  delivered  pursuant
            thereto, the terms thereof require that a Person sign or execute the same or refer to the same as having been so





            signed or executed, such terms shall mean that the same shall be, or was, duly signed or executed by (i) in respect of any Person that is a corporation, any duly authorized officer thereof, and (ii) in respect of any other Person (other than an individual), any analogous counterpart thereof.

                      (g) The words "include" and "including", when used in each Loan Document, shall mean that the same shall be in-cluded "without limitation", unless otherwise specifically provided.


            II. AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT

                 A.   Loans

                      (a)  Subject  to the  terms and  conditions hereof,
            each Lender severally agrees from time to time during the Commitment Period to make revolving credit loans to one or more of the Core Currency Borrowers in the respective Applicable Currencies (each a "Revolving Loan" and, as the context may require, collectively with all other Revolving Loans of such Lender and with the Revolving Loans of all other Lenders, the "Revolving Loans"), provided, however, that immediately after giving effect thereto, (i) the Ag-gregate Credit Exposure shall not exceed the Aggregate Com-mitments, and (ii) with respect to each Lender, (I) the ag-gregate principal amount of all Revolving Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Re-volving Loan), plus (II) the aggregate principal amount of all Individual Currency Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan), plus (III) the SL/LC Credit Exposure of such Lender, shall not exceed such Lender's Commitment. During the Commitment Period, the Core Currency Borrowers may borrow, prepay in whole or in part and reborrow Revolving Loans under the Aggregate Commitments, all in accordance with the terms and conditions of this Agree-ment.

                      (b) Subject to the terms and conditions hereof, Revolving Loans, (i) if to be made in Dollars (each a "Dollar Revolving Loan" and, collectively, the "Dollar Revolving Loans"), shall be made to one or more Domestic Borrowers and shall, at the option of such Domestic Borrowers, be either
            ABR Advances or Eurodollar Advances, (ii) if to be made in French Francs, shall be made to the French Borrower, (iii) if to be made in German Marks, shall be made to the German Borrower, (iv) if to be made in Japanese Yen, shall be made to the Japanese Borrower,  and (v) if to be  made in Sterling
            Pounds,  shall be  made to  the Sterling  Borrower.   The Re-
            volving Loans, together with all accrued and unpaid interest thereon, shall mature and be due and payable in the Ap-





            plicable Currency on the Maturity Date.

                      (c) Subject to and upon the terms and conditions set forth herein, the Swing Line Lender in its individual ca-pacity agrees to make at any time and from time to time dur-ing the Swing Line Commitment Period, a loan or loans (each a "Swing Line Loan" and, collectively, the "Swing Line Loans") to one or more of the Swing Line Borrowers, which Swing Line Loans (i) shall, at the option of the applicable Swing Line Borrower, be made and maintained as Dollar Swing Line Loans or Alternate Currency Swing Line Loans in an Available Alter-nate Currency, (ii) may be repaid and reborrowed in ac-cordance with the provisions hereof, (iii) shall not, im-mediately after giving effect thereto, result in the Ag-gregate Credit Exposure exceeding the Aggregate Commitments, and (iv) shall not, immediately after giving effect thereto, result in the aggregate outstanding principal amount of all Swing Line Loans (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Swing Line
            Loan) exceeding the Swing Line Commitment. The Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when any Lender (other than the Swing Line Lender) shall be in default of its obligations under this Agreement unless the Swing Line Lender has entered into arrangements satisfactory to it and the Parent to eliminate the Swing Line Lender's risk with respect to each defaulting Lender's par-ticipation in such Swing Line Loans. The Swing Line Lender will not make a Swing Line Loan (i) if the Administrative Agent or any Lender by notice to the Swing Line Lender, the Parent and the affected Swing Line Borrower prior to the time such Swing Line Loan is to be made, shall have determined that any of the applicable conditions set forth in Sections 5 and 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of making such Swing Line Loan or (ii) to the extent that immediately after giving effect thereto the Aggregate Credit Exposure would exceed the Aggregate Commitments (each a "Non-Swing Loan Event"). Swing Line Loans shall mature and be due and payable on the earlier of, with respect to each Swing Line Negotiated Rate Advance and Swing Line Loan maintained as an ABR Advance, (x) the last day of the Swing Line Interest Period applicable thereto and (y) the Maturity Date. Subject to the terms and conditions hereof, Swing Line Loans, (i) if to be made in Dollars (each a "Dollar Swing Line Loan" and, collectively, the "Dollar Swing Line Loans"), shall be made to one or more Domestic Borrowers and shall be ABR Advances, (ii) if to be made in French Francs, shall be made to the French Borrower,
            (iii) if to be made in German Marks, shall be made to the German Borrower, (iv) if to be made in Japanese Yen, shall be made to the Japanese Borrower, and (v) if to be made in Sterling Pounds, shall be made to the Sterling Borrower.

                      (d) On any Business Day, the Swing Line Lender may, in its sole discretion, give notice to the Lenders and





            the Parent (on behalf of all Swing Line Borrowers) that its outstanding Swing Line Loans shall be funded with a borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a De-
            fault or an Event  of Default under Sections 9.1(g)  or (h)), in which case one or more borrowings of Revolving Loans con-stituting ABR Advances (or constituting one or more Eurodol-
            lar Advances specified by the  Parent in accordance with Sec-
            tion 2.3(a)) or Alternate Currency Revolving Loans with a one month Euro Interest Period (or such other Euro Interest Period(s) specified by the Parent in accordance with Section 2.3(a)) in the Applicable Currency, as the case may be (each such borrowing a "Mandatory Borrowing"), shall be made on the fifth Business Day immediately succeeding such notice by all Lenders pro rata based on each such Lender's Availability Percentage immediately prior thereto but after giving effect to any prepayment of Revolving Loans, Individual Currency Loans, or Swing Line Loans, or any payment of reimbursement obligations in respect of the Letters of Credit, to be made simultaneously therewith, and the proceeds thereof shall be applied directly to the Swing Line Lender to repay the Swing
            Line  Lender  for such  outstanding Swing  Line Loans.   Each
            Lender hereby irrevocably agrees to make Revolving Loans in Dollars or the Applicable Currency, as the case may be, pursuant to each Mandatory Borrowing in respect of any Swing
            Line Loan in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swing Line Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Loans otherwise required hereunder, (ii) whether any conditions specified in Sections 5 and 6 are then satisfied,
            (iii) whether a Default  or an Event of Default  then exists,
            (iv) the date of such Mandatory Borrowing, (v) the aggregate principal amount of all Loans then outstanding (determined on the basis of the Dollar Equivalent of each outstanding Alternate Currency Loan), (vi) the Aggregate Credit Exposure
            at  such   time  and  (vii)  the  amount   of  the  Aggregate
            Commitments  at such  time, provided  that no  Non-Swing Loan
            Event shall have  occurred and be continuing  with respect to
            such  Swing Line  Loan.   In  the  event that  any  Mandatory
            Borrowing  cannot for  any  reason  be  made  on    the  date
            otherwise required above (including as a result of the com-mencement of any proceeding referred to in Sections 9.1(g) or
            (h)) then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would other-wise have occurred, but adjusted for any payments received from the Parent or the applicable Swing Line Borrower on or after such date and prior to such purchase) from the Swing
            Line Lender  such assignments in each  outstanding Swing Line
            Loan as shall be necessary to cause the Lenders to share in each such Swing Line Loan ratably based upon their respective Availability Percentages at such time, provided that no Non-Swing Loan Event shall have occurred and be continuing with respect to such Swing Line Loan, and provided further





            that all interest payable on each such Swing Line Loan shall be for the account of the Swing Line Lender until the date as of which the respective assignment therein is purchased and, to the extent attributable to the purchased assignment, shall be payable to the relevant Lender from and after such date. Each Lender agrees promptly to indemnify the Swing Line Lender for any costs or expenses the Swing Line Lender may incur as a result of the failure of such Lender to fulfill its obligations under this Section 2.1(d).

                      (e) Subject to the terms and conditions hereof, each Lender in its individual capacity agrees to make at any time and from time to time during the Commitment Period a loan or loans under one or more of its Individual Currency Commitments (each an "Individual Currency Loan" and, as the context may require, collectively with all other Individual Currency Loans of such Lender and, as the context may re-quire, with the Individual Currency Loans of all other Lend-ers, the "Individual Currency Loans") to one or more of the applicable Non-Core Currency Borrowers in the respective Ap-plicable Currencies, provided, however, that immediately after giving effect thereto:

                      (i) the Aggregate Credit Exposure shall not exceed the Aggregate Commitments,

                      (ii) the Aggregate Credit Exposure attributable to all Loans and Letters of Credit designated in Non-Core Currencies shall not exceed $60,000,000,

                      (iii)   with  respect to  any Applicable  Currency,
                 (x) the aggregate principal amount of the Individual Currency Loans of such Lender designated in such Applicable Currency shall not exceed such Lender's
                 Individual Currency Commitment for such Applicable Currency and (y) the sum of the aggregate principal amount of the Individual Currency Loans of all Lenders in such Applicable Currency and the Letter of Credit Exposure attributable to all Letters of Credit issued in such Applicable Currency (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan and each such Letter of Credit) shall not exceed $5,000,000, and

                      (iv) with respect to each  Lender (x) the aggregate
                 principal amount of all Individual Currency Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent of each such Individual Currency
                 Loan), plus (y) the aggregate principal amount of all Revolving Loans then outstanding from such Lender (de-termined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Revolving Loan), plus (z) the SL/LC Credit Exposure of such Lender, shall not ex-ceed such Lender's Commitment.





            During the Commitment Period, the Non-Core Currency Borrowers may borrow, prepay in whole or in part and reborrow Indi-vidual Currency Loans under the Aggregate Individual Currency Commitments, all in accordance with the terms and conditions of this Agreement.

                      (f) Subject to the terms and conditions hereof, Individual Currency Loans, (i) if to be made in Australian Dollars, shall be made to the Australian Borrower, (ii) if to be made in Canadian Dollars, shall be made to the Canadian Borrower, (iii) if to be made in Hong Kong Dollars, shall be made to the Hong Kong Borrower, (iv) if to be made in Italian Lira, shall be made to the Italian Borrower, (v) if to be made in Korean Won, shall be made to the Korean Borrower,
            (vi) if to be made in Malaysian Ringgit, shall be made to the Malaysian Borrower, (vii) if to be made in Mexican Pesos, shall be made to the Mexican Borrower, (viii) if to be made in Philippine Pesos, shall be made to the Philippine Borrower, (ix) if to be made in Singaporean Dollars, shall be made to the Singaporean Borrower, (x) if to be made in Swiss Francs, shall be made to the Swiss Borrower, (xi) if to be made in New Taiwan Dollars, shall be made to the Taiwanese Borrower, and (xii) if to be made in Thai Baht, shall be made to the Thai Borrower. Each Individual Currency Loan shall be due and payable on the earlier of (x) the last day of the Individual Currency Interest Period applicable thereto and
            (y) the Maturity Date.

                 B. Minimum Amount of Each Borrowing

                      (a) The aggregate principal amount of each bor-rowing of Revolving Loans shall not (x) in the case of Re-volving Loans constituting ABR Advances, be less than $500,000 or such amount and a whole multiple of $100,000 in excess thereof, and (y) in the case of Eurodollar Advances and Core Currency Euro Advances, be less than $500,000 or such amount and a whole multiple of $100,000 in excess thereof (or an amount in the applicable Alternate Currency having a Dollar Equivalent of approximately $500,000 or such amount plus a whole multiple of approximately $100,000 in excess thereof in the case of a borrowing of Alternate Cur-rency Revolving Loans), provided, in each case that Mandatory Borrowings shall be made in the amounts required by Section 2.1(d).

                      (b) The aggregate principal amount of each borrow-ing of Swing Line Loans shall not be less than $100,000 or such amount plus a multiple of $50,000 in excess thereof (or an amount in the applicable Alternate Currency having a Dol-lar Equivalent of approximately $100,000 or such amount plus a whole multiple of approximately $50,000 in excess thereof in the case of a borrowing of Alternate Currency Swing Line Loans).





                      (c) The aggregate principal amount of each borrow-ing of Individual Currency Loans shall not be less than an amount in the applicable Non-Core Alternate Currency having a Dollar Equivalent of approximately $100,000 or such amount plus a whole multiple of approximately $50,000 in excess thereof.

                      (d) At no time shall the aggregate outstanding number (whether as a result of borrowings or conversions), of all (x) Eurodollar Advances exceed 5, (y) all Core Currency Euro Advances exceed 10 and (z) all Individual Currency Loans exceed 18.

                      (e) The aggregate number of all Bid Requests shall not exceed 12 (or such other number as the Parent and the Ad-ministrative Agent shall agree from time to time) in any fis-cal quarter.

                 C.   Notice of Borrowing

                      (a) Whenever a Borrower desires to borrow Loans hereunder (excluding Swing Line Loans, Bid Loans, Negotiated
            Rate Loans,  Individual Currency Loans  and Mandatory Borrow-
            ings), the Parent and such Borrower shall give the Adminis-trative Agent at its office set forth in Section 11.2 (i) no later than 10:00  A.M. on the date that an  ABR Advance is to be made written notice (or telephonic notice promptly con-firmed in writing) of each ABR Advance, (ii) no later than
            10:00 A.M. at least  two Business Days' prior written  notice
            (or telephonic notice promptly confirmed in writing) of each Eurodollar Advance and (iii) no later than 11:00 A.M. at least three Business Days' prior written notice (or tele-phonic notice promptly confirmed in writing) of each Alter-
            nate Currency  Loan (other than an  Individual Currency Loan)
            to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given be-
            fore 10:00  A.M. on such day  in the case of  clauses (i) and
            (ii) above and  11:00 A.M. on such day in  the case of clause
            (iii) above.   Each such written notice  or written confirma-
            tion  of telephonic  notice (each  a "Notice  of Borrowing"), shall be irrevocable and shall be given by the Parent and the applicable Borrower in the form of Exhibit C, appropriately completed to specify (A) the name of such Borrower, (B) the date of such borrowing  (which shall be a Business  Day), (C)
            the Applicable Currency for such Loans, (D) the aggregate principal amount of the Loans to be made (stated in the Ap-plicable Currency), (E) in the case of Dollar Loans, whether the Loans being made are to be initially maintained as ABR Advances or Eurodollar Advances and (F) in the case of all
            Loans (other than ABR  Advances), the initial Interest Period
            to  be applicable  thereto.   The Administrative  Agent shall
            promptly give each Lender notice of such proposed borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be





            specified in the Notice of Borrowing.

                      (b)  (i) Whenever a Swing  Line Borrower desires to
            borrow Swing Line Loans hereunder, the Parent and such Swing Line Borrower shall give the Swing Line Lender a Notice of Borrowing (or telephonic notice promptly confirmed by deliv-ery of a Notice of Borrowing) at its office set forth in Sec-tion 11.2 no later than (x) 1:00 P.M. on the requested Bor-rowing Date in respect of a Dollar Swing Line Loan, (y) 10:00 A.M. at least one Business Day prior to the requested Borrow-ing Date in respect of an Alternate Currency Swing Line Loan in Sterling Pounds and (z) 10:00 A.M. at least two Business Days prior to the requested Borrowing Date in respect of any other Alternate Currency Swing Line Loan, provided, that any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. on such day in the case of clause (x) above or 10:00 A.M. on such day in the case of clause (y) or (z) above. Each such notice shall be ir-revocable and specify in each case (A) the name of such Swing Line Borrower, (B) the date of such incurrence (which shall be a Business Day) (C) the Applicable Currency for such Swing Line Loans, (D) the aggregate principal amount of such Swing Line Loans (stated in the Applicable Currency) and (E) the requested amount and the requested Swing Line Interest Period and maturity date with respect to each Swing Line Negotiated Rate Advance and Swing Line Loan made as an ABR Advance. Upon receipt from the Parent and the applicable Swing Line Borrower of a Notice of Borrowing which requests one or more Swing Line Negotiated Rate Advances, the Swing Line Lender shall, following discussion with the Parent regarding the proposed Swing Line Negotiated Rate for such Swing Line Nego-tiated Rate Advance, confirm in writing to the Parent the applicable Swing Line Negotiated Rate (x) 12:00 Noon one Business Day prior to the requested Borrowing Date in the case of a Swing Line Negotiated Rate Advance in Sterling Pounds and (y) 12:00 Noon two Business Days prior to the re-quested Borrowing Date in the case of a Swing Line Negotiated Rate Advance in a Core Currency (other than Dollars and Ster-ling Pounds).

                           (ii) Mandatory  Borrowings shall be  made upon
            the notice specified in Section 2.1(d), with each Swing Line Borrower irrevocably agreeing, by its borrowing of any Swing Line Loan, to the making of the Mandatory Borrowings as set forth in Section 2.1(d).

                      (c) Whenever any Non-Core Currency Borrower de-sires to borrow Individual Currency Loans hereunder, the Par-ent and such Non-Core Currency Borrower shall give the ap-plicable Lenders and the Administrative Agent at their re-spective offices set forth in 11.2 a Notice of Borrowing (or telephonic notice promptly confirmed by delivery of a Notice of Borrowing) no later than 11:00 A.M. at least three Busi-ness Days' prior to the requested Borrowing Date in respect





            of such Individual Currency Loans, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. on such day. Upon its receipt of any such Notice of Borrowing, the Administrative Agent shall promptly confirm in writing its receipt of such Notice of Borrowing to each applicable Lender; only upon receipt by such Lender of such written confirmation from the Administrative Agent will such Notice of Borrowing become effective. Each such notice of the Borrower shall be ir-revocable and shall specify (A) the name of such Non-Core Borrower, (B) the date of such borrowing (which shall be a
            Business Day), (C) the Applicable Currency for such Individual Currency Loans, (D) the aggregate principal amount of such Individual Currency Loans (stated in the Applicable Currency), and (E) the Interest Period to be applicable thereto.

                      (d) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice of any incurrence of Loans, the Administrative Agent or the Swing Line Lender (in the case of any borrowing of Swing Line Loans), as the case may be, may act without liability upon the basis of telephonic notice of such borrowing, believed by the Administrative Agent or the Swing Line Lender, as the case may be, in good faith to be from such Borrower prior to receipt of written confirmation.

                 D.   Disbursement of Funds

                      (a) Revolving Loans and Swing Line Loans. No later than 12:00 Noon (local time in the city in which the proceeds of Loans (other than Bid Loans, Negotiated Rate Loans and In-dividual Currency Loans) are to be made available in ac-cordance with the terms hereof) on the date specified in each Notice of Borrowing (or no later than 5:00 P.M. (New York City time) on the date specified for the borrowing of each Dollar Swing Line Loan and each Dollar Revolving Loan), each Lender will make available its pro rata portion of the Loans requested to be made on such date (or in the case of Swing Line Loans, the Swing Line Lender shall make available the full amount thereof), in the Applicable Currency. All such Loans shall be made available in immediately available funds at the Applicable Payment Office of the Administrative Agent, and the Administrative Agent will make available to the ap-plicable Borrower at such Applicable Payment Office, in the Applicable Currency, and in immediately available funds, the aggregate of the amounts so made available by the Lenders prior to 2:30 P.M. (local time in the city in which the pro-ceeds of such Loans are to be made available in accordance with the terms hereof) on such day (or 5:00 P.M. (New York City time) on such day for Dollar Swing Line Loans and Dollar Revolving Loans), in each case to the extent of funds actu-ally received by the Administrative Agent.





                      (b) Bid Loans. No later than 12:00 Noon (local time in the city in which the proceeds of such Bid Loans are to be made available in accordance with the terms hereof) on the relevant Borrowing Date, each Lender whose Bid was ac-cepted by the applicable Borrower shall make available the proceeds of such Lender's Bid Loan(s) (x) in the case of Dol-lar Bid Loans, to the Administrative Agent at its Applicable Payment Office and (y) in the case of Alternate Currency Bid Loans, directly to such Borrower at such Lender's Applicable Payment Office, in each case in immediately available funds in the Applicable Currency. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, if directed by the Required Lenders and with the consent of the Administrative Agent, the proceeds of all such Bid Loans shall be made available in immediately available funds at the Applicable Payment Office of the Administrative Agent. All amounts made available to the Administrative Agent on the applicable Borrowing Date pursuant to the pre-ceding two sentences will then be made available on such date to the applicable Borrower by the Administrative Agent at the Applicable Payment Office of the Administrative Agent to the extent of funds actually received by the Administrative Agent no later than 2:30 P.M. (local time in the city in which the proceeds of such loans are to be made available in accordance with the terms hereof).

                      (c) Negotiated Rate Loans. No later than 12:00 Noon (local time in the city in which the proceeds of such Negotiated Rate Loans are to be made available in accordance with the terms hereof) on the relevant Borrowing Date for each Negotiated Rate Loan, the applicable Lender shall make available the proceeds of such Negotiated Rate Loan (x) in the case of Dollar Negotiated Rate Loans, to the Adminis-trative Agent at its Applicable Payment Office and (y) in the case of Alternate Currency Negotiated Rate Loans, directly to the applicable Borrower at such Lender's Applicable Payment Office, in each case in immediately available funds in the Applicable Currency. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, if directed by the Required Lenders and with the consent of the Administrative Agent, the proceeds of all such Negoti-ated Rate Loans shall be made available in immediately avail-able funds at the Applicable Payment Office of the Adminis-trative Agent. All amounts made available to the Administra-tive Agent on the applicable Borrowing Date pursuant to the preceding two sentences will then be made available on such date to the applicable Borrower by the Administrative Agent at the Applicable Payment Office of the Administrative Agent to the extent of funds actually received by the Administra-tive Agent no later than 2:30 P.M. (local time in the city in which the proceeds of such loans are to be made available in accordance with the terms hereof).

                      (d)  Individual Currency Loans. No later than 12:00





            Noon (local time in the city in which the proceeds of such Individual Currency Loans are to be made available in ac-cordance with the terms hereof) on the relevant Borrowing Date for each Individual Currency Loan, the applicable Lender shall make available the proceeds of such Individual Currency Loan directly to the applicable Borrower at such Lender's Ap-plicable Payment Office, in each case in immediately avail-able funds in the Applicable Currency. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, if directed by the Required Lenders and with the consent of the Administrative Agent, the proceeds of all such Individual Currency Loans shall be made available in immediately available funds at the Applicable Payment Office of the Administrative Agent. All amounts made available to the Administrative Agent on the applicable Borrowing Date pursuant to the preceding two sentences will then be made available on such date to the applicable Borrower by the Ad-ministrative Agent at the Applicable Payment Office of the Administrative Agent to the extent of funds actually received by the Administrative Agent no later than 2:30 P.M. (local time in the city in which the proceeds of such loans are to be made available in accordance with the terms hereof).

                      (e)  Failure  to  Fund.  Unless the  Administrative
            Agent shall have been notified by a Lender prior to the making of any Loans that such Lender does not intend to make
            available  to   the  Administrative  Agent  either  (w)  such
            Lender's  portion  of  the   Loans  (other  than  Bid  Loans,
            Individual Currency  Loans and  Negotiated Rate Loans)  to be
            made on  such date, (x) such Lender's Bid Loan which is to be made available to the Administrative Agent, (y) such Lender's Negotiated Rate Loan which is to be made available to the Administrative Agent or (z) such Lender's Individual Currency
            Loan which is to be made available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date and the Administrative Agent may, in re-liance upon such assumption, make available to the applicable
            Borrower a  corresponding  amount.    If  such  corresponding
            amount is not  in fact made  available to the  Administrative
            Agent by such Lender, the Administrative Agent shall be enti-
            tled to recover such corresponding amount on demand from such Lender together with all costs and expenses incurred by the Administrative Agent in connection therewith. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative
            Agent shall promptly notify the applicable Borrower. The Ad-ministrative Agent shall be entitled to recover on demand from such Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was  made  available  by  the Administrative  Agent  to  such
            Borrower  until   the  date  such  corresponding   amount  is
            recovered by the Administrative Agent, at a rate per annum equal to the Federal Funds Rate in effect (or in the case of





            Alternate Currency Loans, at a rate based upon the all-in cost of funds for the Applicable Currency) on each such day (as determined by the Administrative Agent). If such cor-responding amount is not made available by such Lender to the Administrative Agent within one Business Day after such Bor-rowing Date, the Administrative Agent shall also be entitled to receive from the applicable Borrower such amount, together with (w) in the case of a Loan (other than a Bid Loan, an In-dividual Currency Loan and a Negotiated Rate Loan), the rate of interest applicable to such Loan as determined pursuant to
            Section 2.8, (x) in the case of Bid Loan, the applicable in-terest rate for such Bid Loan (or in the case of Alternate Currency Bid Loans, at a rate based upon the all-in cost of funds for the Applicable Currency) (y) in the case of a Nego-tiated Rate Loan, the applicable interest rate for such Nego-tiated Rate Loan (or in the case of Alternate Currency Negotiated Rate Loans, at a rate based upon the all-in cost of funds for the Applicable Currency), or (z) in the case of an Individual Currency Loan, the applicable rate based upon the all-in cost of funds for the Applicable Currency. Noth-ing in this Section shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the applicable Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                      (f) Borrower Accounts. Each Loan made to a Borrower shall be made to its applicable payment account specified on Exhibit T or such other account which it may from time to time specify by written notice to the Administrative Agent and the Lenders.

                 E. Payments.

                      (a) Loans and Fees. Except as otherwise specifi-cally provided herein, each payment, including each prepay-ment, of principal and interest on the Revolving Loans, the Individual Currency Loans, the Negotiated Rate Loans, the Bid Loans, the Facility Fee and the Letter of Credit Commissions shall be made by the Borrowers to the Administrative Agent at its Applicable Payment Office in funds immediately available to the Administrative Agent at such office by 12:00 Noon (lo-cal time in the city in which such Applicable Payment Office is located) on the due date for such payment, provided, how-ever, that unless an Event of Default has occurred and is continuing and the Required Lenders have directed the Admin-istrative Agent and the Borrowers to the contrary, and the Administrative Agent shall have consented thereto, each pay-ment, including each prepayment, of principal and interest on the Alternate Currency Bid Loans, the Alternate Currency Ne-gotiated Rate Loans, and the Individual Currency Loans shall be made directly by the applicable Borrower to the applicable Lender at the Applicable Payment Office of such Lender by 12:00 Noon (local time in the city in which such Lender's Ap-





            plicable Payment Office is located). Promptly upon receipt by the Administrative Agent of payments made to it pursuant to this Section 2.5(a), the Administrative Agent shall remit such payment in like funds as received to the Lenders (x) (i) in the case of the Facility Fee, according to the Commitment Percentage of each Lender, and (ii) in the case of the Letter of Credit Commissions, the average daily Availability Percentage of each Lender for the period in respect of which such payment was made and (y) pro rata according to the ag-gregate outstanding principal balance of the Revolving Loans, the applicable Individual Currency Loans, the applicable Negotiated Rate Loans or the applicable Bid Loans, as the case may be, of each Lender, in the case of principal and interest thereon. The Parent and each Lender shall promptly notify the Administrative Agent of the date and amount of each direct payment made by a Borrower to such Lender in respect of each Alternate Currency Bid Loan, each Alternate Currency Negotiated Rate Loan and each Individual Currency Loan pursuant to this Section 2.5(a).

                      (b) Swing Line Loans. Each payment, including each prepayment, of principal and interest on the Swing Line Loans shall be made by the applicable Swing Loan Borrower to the Administrative Agent at its Applicable Payment Office in funds immediately available to the Administrative Agent at such office by 12:00 Noon (local time in the city in which such Applicable Payment Office is located) on the due date for such payment and, promptly upon receipt thereof by the Administrative Agent, shall be remitted by the Administrative Agent in like funds as received, to the Swing Line Lender.

                      (c) Late Payments. The failure of any of the Bor-rowers to make any such payment by the time required above in this Section 2.5 shall not constitute a default hereunder, provided that such payment is made on such due date, but any such payment made after 12:00 Noon (local time in the city in which such Applicable Payment Office is located) on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts out-standing on the applicable Loans.

                      (d) Alternate Currencies. The principal of and in-terest on each Alternate Currency Loan shall be paid only in the Applicable Currency for such Alternate Currency Loan.

                      (e) Payments Due on Days Which are Not Business Days. If any payment hereunder shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided herein) shall be extended to the next Business Day and with respect to payments in respect of prin-cipal and interest shall be payable at the applicable rate specified herein during such extension.

                 F.   Conversions





                      (a) Each applicable Borrower shall have the option to convert on any Business Day all or a portion of the out-standing principal amount of ABR Advances (other than ABR Ad-vances constituting Swing Line Loans), Eurodollar Advances or Core Currency Euro Advances into (i) in the case of an ABR Advance, one or more Eurodollar Advances, (ii) in the case of a Eurodollar Advance, one or more ABR Advances or one or more new Eurodollar Advances and (iii) in the case of a Core Cur-rency Euro Advance, one or more new Core Currency Euro Ad-vances of the same Core Currency, provided that (A) except as otherwise provided in Section 2.14(b), Eurodollar Advances may be converted into ABR Advances or new Eurodollar Advances only on the last day of the Interest Period applicable to the Eurodollar Advances being converted, (B) except as otherwise provided in Section 2.14(b), Core Currency Euro Advances may be converted into new Core Currency Euro Advances only on the last day of the Interest Period applicable to the Core Cur-rency Euro Advances being converted, (C) the outstanding principal amount of the new Eurodollar Advances having the same Interest Period or the new Core Currency Euro Advances having the same Interest Period shall be in an amount equal to $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or an amount in the applicable Alternate Currency having a Dollar Equivalent of approximately $500,000 or such amount plus a whole multiple of approximately $100,000 in excess thereof in the case of such Core Currency Euro Advances), (D) the outstanding principal amount of the new ABR Advances shall be in an amount equal to $500,000 or such amount plus a whole multiple of $100,000 in excess thereof, (E) ABR Advances or Eurodollar Advances may not be converted into Eurodollar Advances if any Default or Event of Default is in existence on the date of the conversion and the Administrative Agent or the Required Lenders have determined that such a conversion is not appropriate, and (F) no con-version pursuant to this Section shall result in a greater number of Eurodollar Advances or Core Currency Euro Advances than is permitted under Section 2.2(d).

                      (b) Each such conversion shall be effected by the applicable Borrower by giving the Administrative Agent, at its office set forth in Section 11.2 prior to 10:00 A.M. in the case of Dollar Loans, at least two Business Days prior written notice and, in the case of Core Currency Euro Ad-vances, at least three Business Days prior written notice (each a "Notice of Conversion"), specifying the ABR Advances, the Eurodollar Advances or the Core Currency Euro Advances to be so converted, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurodollar Ad-vances or Core Currency Euro Advances, the Interest Period to be applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                      (c)  If with respect to the expiration of an exist-





            ing Interest Period for a Eurodollar Advance or a Core Cur-rency Euro Advance the applicable Borrower has failed to de-liver a Notice of Conversion with respect thereto, such Bor-rower shall be deemed to have elected (i) if a Eurodollar Ad-vance, to convert such Eurodollar Advance to an ABR Advance and (ii) if a Core Currency Euro Advance, to convert such Core Currency Euro Advance to a new Core Currency Euro Ad-vance with a one month Interest Period, in either case effec-tive as of the expiration date of such existing Interest Pe-riod.

                 G.   Pro   Rata   Borrowings;  Special   Procedures  and
            Assumptions

                      (a) Pro Rata Borrowings. In connection with each borrowing of Revolving Loans, each Lender shall make available an amount equal to the aggregate amount of such Revolving Loans, multiplied by such Lender's Availability Percentage calculated in accordance with Section 2.7(b). It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                      (b)  Special     Procedures    and     Assumptions.
            Notwithstanding anything to the contrary contained herein:

                      (i) all Notices of Borrowing and all Letter of Credit Requests to be delivered to the Administrative Agent on the same day shall be delivered to the Adminis-trative Agent at the same time;

                      (ii) with respect  to any  Loans (other than  a Bid
                 Loan or a Negotiated Rate Loan) or Letters of Credit requested pursuant to one or more Notices of Borrowing or Letter of Credit Requests delivered to the Agent on the same day, during the period commencing on the date of such delivery to the Administrative Agent and ending on the Borrowing Date of the last such Loan or the date of issuance of the last such Letter of Credit to be made or issued pursuant to such Notices of Borrowing or
                 Letter  of  Credit  Requests   (the  "Borrowing/Issuance
                 Period"):

                           (A) no additional Loan  (other than a Bid Loan
                      or a Negotiated Rate Loan) shall be requested to be made and no additional Letter of Credit shall be requested to be issued;

                           (B) no Loan (other than a Bid Loan or a Nego-tiated Rate Loan) shall be voluntarily prepaid; and

                           (C)  neither  the  Aggregate Commitments,  the





                      Swing Line Commitment, any Individual Currency Com-mitment of any Lender, nor the Letter of Credit Commitment shall be voluntarily reduced;

                      (iii) for purposes of calculating the Availability Percentage for any Revolving Loans requested to be made during any Borrowing/Issuance Period:

                           (A) any payment of any Revolving Loan, Individual Currency Loan, Swing Line Loan or reimbursement obligation in respect of a Letter of Credit which is scheduled to be made during such Borrowing/Issuance Period shall be deemed to have been made immediately prior to the commencement of such Borrowing/Issuance Period;

                           (B) any Letter of Credit which is scheduled to
                      expire or otherwise terminate during such Borrowing/Issuance Period shall be deemed to have expired or otherwise terminated immediately prior to the commencement of such Borrowing/Issuance Period;

                           (C) any Individual Currency Loans which are to
                      be made during such Borrowing/Issuance Period shall be deemed to have been made immediately prior to the making of any Revolving Loans or Swing Line Loans, or the issuance of any Letters of Credit, during such Borrowing/Issuance Period; and

                           (D) any Revolving Loans, Swing Line Loans and Letters of Credit which are to be made or issued during such Borrowing/Issuance Period shall be deemed to have been made and issued simultaneously; and

                      (iv) the   Availability   Percentage   during   any
            Borrowing/Issuance Period shall be determined by the Administrative Agent in accordance with this Section 2.7(b) on the first day of such Borrowing/Issuance Period and shall continue in effect through the last day of such Borrowing/Issuance Period.

                 H.   Interest

                      (a) Each Domestic Borrower agrees to pay interest in respect of the unpaid principal amount of each ABR Advance made to such Domestic Borrower from the date thereof until the conversion or maturity (whether by acceleration or other-wise) of such ABR Advance, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Alternate Base Rate in effect from time to time.

                      (b)  Each Domestic Borrower agrees to  pay interest





            in respect of the unpaid principal amount of each Eurodollar Advance made to such Domestic Borrower from the date thereof until the conversion or maturity (whether by acceleration or otherwise) of such Eurodollar Advance, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Euro-dollar Rate for such Interest Period.

                      (c) Each Borrower agrees to pay interest in re-spect of the unpaid principal amount of each Core Currency Euro Advance made to such Borrower from the date thereof un-til the conversion or maturity (whether by acceleration or otherwise) of such Core Currency Euro Advance at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Core Currency Euro Rate for such Interest Period.

                      (d) Each Non-Core Currency Borrower agrees to pay interest in respect of the unpaid principal amount of each Individual Currency Loan made to such Non-Core Currency Bor-rower from the date thereof until the maturity (whether by acceleration or otherwise) of such Individual Currency Loan at a rate per annum which shall, during the Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Individual Currency Rate for such Interest Period.

                      (e) Each Swing Line Borrower agrees to pay inter-est in respect of the unpaid principal amount of each Swing Line Negotiated Rate Advance made to such Swing Line Borrower from the date thereof until the maturity (whether by ac-celeration or otherwise) of such Swing Line Negotiated Rate Advance at a rate per annum which shall, during the Interest Period applicable thereto, be equal to the Swing Line Negoti-ated Rate for such Interest Period.

                      (f) Each Borrower agrees to pay interest in re-spect of the unpaid principal amount of each Bid Loan made to such Borrower from the date thereof until the maturity (whether by acceleration or otherwise) of such Bid Loan at a rate per annum which shall, during the Interest Period ap-plicable thereto, be equal to the Bid Rate for such Interest Period.

                      (g) Each Borrower agrees to pay interest in re-spect of the unpaid principal amount of each Negotiated Rate Loan made to such Borrower from the date thereof until the maturity (whether by acceleration or otherwise) of such Nego-tiated Rate Loan at a rate per annum which shall, during the Interest Period applicable thereto, be equal to the Negoti-ated Rate for such Interest Period.

                      (h) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in





            each case, bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to such Loan (or in the case of a Dollar Bid Loan or a Dollar Negoti-ated Rate Loan, 2% in excess of the Alternate Base Rate, or in the case of an Alternate Currency Bid Loan, an Alternate Currency Swing Line Loan, an Alternate Currency Negotiated Rate Loan, an Individual Currency Loan or a Letter of Credit designated in an Alternate Currency, 2% in excess of the all-in rate determined by the applicable Lender, Issuing Bank or Swing Line Lender, as the case may be, as its cost of funds in the Applicable Currency or, in the case of such Let-ter of Credit, the applicable Currency) until paid in full (whether before of after the entry of a judgment thereon). If all or any portion of any reimbursement obligation in re-spect of a Letter of Credit designated in Dollars shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2%, from the date of such nonpayment until paid in full (whether before or after the entry of a judgment thereon). Any other overdue amount payable hereunder shall, to the extent permitted by law, bear interest at a rate per annum equal to the Alternate Base Rate plus 2% until paid in full (whether before or after the entry of a judgment thereon). All such interest shall be payable on demand.

                      (i) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each ABR Advance consti-tuting a Revolving Loan, quarterly in arrears on each Quar-terly Payment Date, (ii) in respect of each Eurodollar Ad-vance and each Core Currency Euro Advance, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, (iii) in respect of each Bid Loan, Ne-gotiated Rate Loan, Individual Currency Loan, Swing Line Ne-gotiated Rate Advance and ABR Advance made as a Swing Loan, on the last day of the Interest Period applicable thereto, and (iv) in respect of each Loan, on any repayment or prepay-ment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                      (j) The Administrative Agent shall determine the respective interest rate for each Interest Period applicable to a Eurodollar Advance or Core Currency Euro Advance for which such determination is being made and shall promptly no-tify the applicable Borrower and the Lenders thereof.

                      (k) Interest on all Loans shall be calculated on the basis of a 360 day year for the actual number of days elapsed except that interest on ABR Advances to the extent based on the BNY Rate, interest on Core Currency Euro Ad-vances in Sterling Pounds and interest on Individual Currency





            Loans designated in Australian Dollars, Canadian Dollars, Italian Lira and New Taiwan Dollars shall be calculated on the basis of a 365 or 366-day year (as the case may be). Any change in the interest rate on the Loans resulting from a change in the Alternate Base Rate or the Federal Funds Rate shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Parent (on behalf of all Borrowers) and the Lenders of the effective date and the amount of each change in the BNY Rate, but any failure so to notify shall not in any manner affect the obligation of the Borrowers to pay interest on the Loans in the amounts and on the dates required. Each determination of (i) the Alternate Base Rate, a Eurodollar Rate or a Core Currency Euro Rate by the Administrative Agent, (ii) an Individual Currency Rate by the applicable Lender, and (iii) an all-in cost of funds rate or any rate based thereon by the Administrative Agent or the Reference Lender, or such applicable Lender, as the case may be, in each case pursuant to this Agreement shall be conclusive and binding on all parties hereto absent manifest error. The Borrowers acknowledge that to the extent interest payable on ABR Advances is based on the BNY Rate, such Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the BNY Rate, the Lenders have not committed to charge, and the Borrowers have not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

                      (l) Decreases in the Applicable Margin resulting from a change in Pricing Levels I, II, III, IV and/or V shall become effective upon the delivery by the Parent to the Ad-ministrative Agent of a certificate of the Responsible Officer certifying as to a change in the Rating by Moody's or S&P of the senior unsecured long term debt rating of the Parent. Increases in the Applicable Margin shall become ef-fective on the effective date of any downgrade or withdrawal in the Rating by Moody's or S&P of the senior unsecured long term debt rating of the Parent.

                      (m) If the Reference Lender shall for any reason no longer be a Lender, it shall thereupon cease to be the Reference Lender. The Administrative Agent shall, by notice to the Borrowers and the Lenders, designate another Lender as the Reference Lender so that there shall at all times be at least one Reference Lender. The Reference Lender shall use its best efforts to furnish quotations of rates to the Admin-istrative Agent on a timely basis as contemplated hereby.

                 I. Termination or Reduction of Aggregate Commitments, Swing Line Commitment, Individual Currency Commitments and Letter of Credit Commitment





                      (a) Voluntary Reductions. The Parent shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent, at any time to terminate the Aggregate Commitments or the Letter of Credit Commitment or from time to time to reduce permanently the Aggregate Com-mitments or the Letter of Credit Commitment, provided, how-ever, that any such reduction shall be in the amount of $10,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.

                      (b) Swing Line Commitment. The Parent shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent and the Swing Line Lender, at any time, to reduce permanently the Swing Line Commitment in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the Swing Line Loans then outstanding (after giving effect to any contemporaneous prepayment thereof) without premium or pen-alty, provided that each partial reduction of the Swing Line Commitment shall be in an amount equal to $10,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.

                      (c) Individual Currency Commitments. The Parent shall have the right, upon at least three Business Days' prior written notice to the Administrative Agent and the ap-plicable Lender, at any time, to reduce permanently any Indi-vidual Currency Commitment of such Lender in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the Individual Cur-rency Loans of such Lender then outstanding under such Indi-vidual Currency Commitment (after giving effect to any con-temporaneous prepayment thereof) without premium or penalty provided that each partial reduction of such Individual Cur-rency Commitment shall be in an amount in the applicable Non-Core Currency having a Dollar Equivalent of approximately $1,000,000 or such amount plus a whole multiple of ap-proximately $1,000,000 in excess thereof.

                      (d) In General. Each reduction of the Aggregate Commitments shall be applied pro rata according to the Commitment Percentage of each Lender, and each reduction in the Letter of Credit Commitment shall be applied pro rata according to the Availability Percentage of each Lender at
            the time of such reduction.   Simultaneously with each reduc-
            tion of the Aggregate Commitments under this Section, the Borrowers shall pay the Facility Fee accrued on the amount by
            which   the   Aggregate   Commitments  have   been   reduced.
            Simultaneously with each reduction of the Aggregate Commit-ments, the Swing Line Commitment and the Individual Currency Commitments, the Borrowers shall prepay the Loans as required by Section 2.10. The Aggregate Commitments shall not be re-duced below an amount equal to the Aggregate Credit Exposure (after giving effect to any prepayment of the Loans made si-multaneously with such reduction of the Aggregate Commit-





            ments). The Aggregate Commitments shall not be reduced to the extent, immediately after giving effect thereto, the Commitment of any Lender would exceed the sum of (I) the ag-gregate principal amount of all Revolving Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Re-volving Loan), plus (II) the aggregate principal amount of all Individual Currency Loans then outstanding from such Lender (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan), plus (III) the SL/LC Credit Exposure of such Lender. The Letter of Credit Commitment shall not be reduced below an amount equal to the Letter of Credit Exposure.

                 J. Prepayments of the Loans

                      (a) Voluntary Prepayments. Each Borrower may, at its option, prepay the Loans made to such Borrower without premium or penalty, (x) in the case of Revolving Loans and Swing Loans, in full at any time or in part from time to time, and (y) in the case of Negotiated Rate Loans, Bid Loans and Individual Currency Loans, in full at any time, in each case by notifying the Administrative Agent in writing at least three Business Days prior to the proposed prepayment date, identifying the Loans to be prepaid as Revolving Loans, Swing Line Loans, Negotiated Rate Loans, Bid Loans or Indi-vidual Currency Loans and specifying whether the Loans to be prepaid consist of ABR Advances, Eurodollar Advances, Core Currency Euro Advances or Swing Line Negotiated Rate Ad-vances, or a combination thereof, the amount to be prepaid and the date of prepayment. Such notice shall be irrevocable and the amount specified in such notice shall be due and pay-able on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Upon receipt of such notice, the Administrative Agent shall promptly no-tify each Lender thereof in the case of Revolving Loans, the Swing Line Lender in the case of Swing Loans and the ap-plicable Lender or Lenders in the case of Bid Loans, Negoti-ated Rate Loans and Individual Currency Loans. Each partial prepayment of ABR Advances pursuant to this subsection shall be in an aggregate principal amount of $100,000 or such amount plus a whole multiple of $50,000 in excess thereof, or, if less, the outstanding principal balance of the ABR Advances. After giving effect to any partial prepayment with respect to Eurodollar Advances or Core Currency Euro Advances which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, the outstanding principal amount of such Eurodollar Advances or Core Currency Euro Advances shall equal (subject to Section 2.6) $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or the Alternate Currency Equivalent of approximately $500,000 or such amount plus a whole multiple of approximately $100,000 in excess thereof in the case of a prepayment of Core Currency Euro Advances).





                      (b)  Mandatory Prepayments of Loans.

                           (i) Subject to clause  (ii) below with respect
            to Swing Line Loans and clause (iii) below with respect to the Individual Currency Loans of each Lender, simultaneously with each reduction of the Aggregate Commitments under Sec-tion 2.9, the Borrowers shall prepay the Loans by the amount, if any, by which the Aggregate Credit Exposure exceeds the amount of the Aggregate Commitments as so reduced.

                           (ii) Simultaneously with each reduction of the
            Swing Line Commitment under Section 2.9, the Swing Line Bor-rowers shall prepay the Swing Line Loans by the amount, if any, by which the outstanding principal balance of the Swing Line Loans (determined on the basis of the Dollar Equivalent for each outstanding Alternate Currency Swing Line Loan) ex-ceeds the amount of the Swing Line Commitment as so reduced.

                           (iii) Simultaneously with each reduction of the Individual Currency Commitment of any Lender under Sec-tion 2.9, the applicable Non-Core Currency Borrower shall prepay the Individual Currency Loans made by such Lender to such Non-Core Currency Borrower under such Individual Cur-rency Commitment by the amount, if any, by which the out-standing principal balance of such Individual Currency Loans exceeds the amount of such Individual Currency Commitment as so reduced.

                           (iv) If on any date that the Dollar Equivalent
            is required to be calculated pursuant to Section 11.6 the Aggregate Credit Exposure shall exceed the Aggregate Commit-ments, the Borrowers shall prepay the Loans in an aggregate principal amount such that immediately after giving effect thereto, the Aggregate Credit Exposure shall not exceed the Aggregate Commitments.

                           (v) If on any  date that the Dollar Equivalent
            is required to be calculated pursuant to Section 11.6 the Aggregate Credit Exposure attributable to all Loans and Letters of Credit designated in Non-Core Currencies shall exceed $60,000,000, the Borrowers shall prepay such Loans in an aggregate principal amount such that immediately after giving effect thereto, the Aggregate Credit Exposure attributable to all Loans and Letters of Credit designated in Non-Core Currencies shall not exceed $60,000,000.

                      (c) In General. If any prepayment is made in re-spect of any Eurodollar Advance, Core Currency Euro Advance, Swing Line Negotiated Rate Advance, Individual Currency Loan, Negotiated Rate Loan or Bid Loan, in whole or in part, prior to the last day of the Interest Period applicable thereto, the applicable Borrower agrees to indemnify the Lenders in accordance with Section 2.15.





                 K. Bid Loans; Procedure

                      (a) Each Borrower may make Bid Requests by 12:00 Noon (i) at least two Business Days prior to the proposed Borrowing Date for one or more Bid Loans. Each Bid Request shall be given to the Administrative Agent (which shall promptly on the same day give notice thereof to each Lender by facsimile of an Invitation to Bid if the Bid Request is not rejected pursuant to this Section), shall be by telephone (confirmed in writing promptly on the same day by the de-livery of a Bid Request signed by the applicable Borrower), and shall specify (i) the proposed Borrowing Date, which shall be a Business Day, (ii) the aggregate amount of the requested Bid Loans (the "Maximum Request") which shall not
            (A) exceed an amount which, on the proposed Borrowing Date, and after giving effect to the proposed Bid Loans, would re-sult in (x) the Aggregate Credit Exposure exceeding the Ag-gregate Commitments or (y) the Aggregate Credit Exposure at-tributable to all Loans and Letters of Credit designated in Non-Core Currencies exceeding $60,000,000, or (B) with re-spect to each Bid Loan be less than $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or ap-proximately the Dollar Equivalent thereof in the case of Al-ternate Currency Bid Loans), (iii) the Bid Interest Period(s) (up to three Bid Interest Periods may be requested pursuant to each Bid Request) therefor and the last day of each such Interest Period and (iv) the Applicable Currency for each Bid Loan. A Bid Request that does not conform substantially to the form of Exhibit F shall be rejected, and the Administra-tive Agent shall promptly notify the applicable Borrower of such rejection.

                      (b)  Each Lender in its sole discretion may (but is
            not  obligated to) submit one or more Bids to the Administra-
            tive Agent and the Parent not later than 9:30 A.M. (i) one Business Day prior to the proposed Borrowing Date specified in such Bid Request in the case of a Bid Loan (such 9:30 A.M.
            time on such Business Days each being herein called a "Bid Submission Deadline"), by fax or in writing, and thereby ir-revocably offer to make all or any part (any such part re-ferred to as a "Portion") of any Bid Loan described in the relevant Bid Request, at a rate of interest per annum (each a
            "Bid Rate") specified therein, in an aggregate principal amount of not less than $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or approximately the Dollar Equivalent thereof in the case of Alternate Currency
            Bid Loans), provided that Bids submitted by the Adminis-trative Agent may only be submitted if the Administrative
            Agent notifies the Parent and the  applicable Borrower of the terms of its Bid not later than fifteen minutes prior  to the
            Bid Submission Deadline.   Multiple Bids may be  delivered to
            and  by the Administrative Agent.   The aggregate Portions of
            Bid Loans for any or all Interest Periods offered by each Lender in its Bid may exceed the Maximum Request contained in





            the relevant Bid Request, provided that each Bid shall set forth the maximum aggregate amount of the Bid Loans offered thereby which the applicable Borrower may accept (the "Maximum Offer"), which Maximum Offer shall not exceed the Maximum Request.

                      (c) The Administrative Agent shall promptly give notice by telephone (promptly confirmed in writing) to the Parent and the applicable Borrower of all Bids received by the Administrative Agent which comply in all material re-spects with this Section prior to the Bid Submission Dead-line. The applicable Borrower shall, in its sole discretion but subject to Section 2.11(d), irrevocably accept or reject any such Bid (or any Portion thereof) not later than 10:30 A.M. one Business Day prior to the proposed Borrowing Date by notice to the Administrative Agent by telephone (confirmed in writing in the form of a Bid Accept/Reject Letter promptly the same day). Promptly on the day of the Bid Submission Deadline, the Administrative Agent will give notice in the form of a Bid Loan Confirmation to each Lender that submitted a Bid as to the extent, if any, that such Lender's Bid shall have been accepted. If the Administrative Agent fails to re-ceive notice from the applicable Borrower of its acceptance or rejection of any Bids at or prior to 10:30 A.M. on the ap-plicable day, all such Bids shall be deemed to have been re-jected by the applicable Borrower, and the Administrative Agent will give to each Lender which submitted a Bid notice of such rejection by telephone on such day.

                      (d)  If  the applicable Borrower  accepts a Portion
            of a  proposed Bid Loan for  a single Interest Period  at the
            Bid Rate  provided therefor in  a Lender's Bid,  such Portion shall be in  a principal  amount of $500,000  or such  amount plus a whole multiple of $100,000 in excess thereof (or ap-proximately the Dollar Equivalent thereof in the case of Al-ternate Currency Bid Loans), subject to such lesser alloca-
            tion as may  be made pursuant to the provisions  of this sub-
            section.   The  aggregate principal  amount of Bid  Loans ac-
            cepted by the  applicable Borrower following  Bids responding to a Bid Request shall not exceed the Maximum Request. The aggregate principal amount of Bid Loans accepted by the ap-plicable Borrower pursuant to a Lender's Bid shall not exceed the Maximum Offer  therein contained.  If the applicable Bor-
            rower  accepts any Bid Loans  or Portion offered  in any Bid, the applicable Borrower must accept Bids (and Bid Loans and Portions thereby offered) based exclusively upon the succes-sively lowest Bid Rates within each Interest Period and no
            other  criteria.   If two  or more  Lenders submit  Bids with
            identical Bid Rates for the same Bid Interest Period and the applicable Borrower accepts any thereof, the applicable Bor-rower shall, subject to the first three sentences of this subsection, accept all such Bids as nearly as possible in proportion to the amounts of such Lender's respective Bids with identical Bid Rates for such Bid Interest Period, pro-





            vided, that if the amount of Bid Loans to be so allocated is not sufficient to enable each such Lender to make such Bid Loan (or Portions thereof) in an aggregate principal amount of $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or the Dollar Equivalent thereof in the case of Alternate Currency Bid Loans), the applicable Borrower shall round the Bid Loans (or Portions thereof) al-located to such Lender or Lenders as the applicable Borrower shall select as necessary to a minimum of $500,000 or such amount plus a whole multiple of $100,000 in excess thereof (or the Dollar Equivalent thereof in the case of Alternate Currency Bid Loans).

                      (e) Each Lender which makes a Bid Loan shall no-tify the Administrative Agent promptly of the making thereof (unless the proceeds of such Bid Loan were advanced to the Administrative Agent).

                      (f) All notices required by this Section shall be given in accordance with Section 11.2.

                      (g) Each Bid Loan shall be due and payable on the earlier of (x) the last day of the Interest Period applicable thereto and (y) the Maturity Date.

                 L. Negotiated Rate Loans; Procedure

                      (a) If at any time any Borrower, any Lender and the Parent shall have agreed that such Lender shall make a Negotiated Rate Loan to such Borrower, such Borrower and the Parent shall promptly execute and deliver to such Lender a Negotiated Rate Confirmation Request, specifying (i) the pro-posed Borrowing Date, which shall be a Business Day, (ii) the aggregate amount of the requested Negotiated Rate Loan which shall not (A) exceed an amount which, on the proposed Borrow-ing Date, and after giving effect to the proposed Negotiated Rate Loan, would result in (x) the Aggregate Credit Exposure exceeding the Aggregate Commitments or (y) the Aggregate Credit Exposure attributable to all Loans and Letters of Credit designated in Non-Core Currencies exceeding $60,000,000, or (B) be less than $100,000 or such amount plus a whole multiple of $50,000 in excess thereof (or ap-proximately the Dollar Equivalent thereof in the case of Al-ternate Currency Negotiated Rate Loans), (iii) the applicable rate of interest therefor (the "Negotiated Rate"), (iv) the Negotiated Rate Interest Period therefor and the last day of such Negotiated Rate Interest Period, and (v) the Applicable Currency therefor. If such Negotiated Rate Confirmation Re-quest is in all respects satisfactory to such Lender, it shall promptly sign a copy thereof and deliver a copy thereof to such Borrower, the Parent and the Administrative Agent (the "Negotiated Rate Confirmation").

                      (b)  Each Lender which makes a Negotiated Rate Loan





            shall notify the Administrative Agent promptly of the making thereof (unless the proceeds of such Negotiated Rate Loan were advanced to the Administrative Agent).

                      (c) All notices required by this Section shall be given in accordance with Section 11.2.

                      (d) Each Negotiated Rate Loan shall be due and payable on the earlier of (x) the last day of the Interest Period applicable thereto and (y) the Maturity Date.

                 M. Taxes

                      (a) Payments to Be Free and Clear. All payments by each Borrower under the Loan Documents shall be made free and clear of, and without any deduction or withholding for, any Indemnified Tax. If any Credit Party or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding (which deduction or withholding would constitute an Indemni-fied Tax) from any amount required to be paid by any Credit Party to or on behalf of any Indemnified Tax Person under any Loan Document (each a "Required Payment"):

                           (i) such Credit Party shall notify the Admin-istrative Agent and such Indemnified Tax Person of any such requirement or any change in any such requirement as soon as such Credit Party becomes aware of it;

                          (ii) such Credit Party shall pay such  Indemni-
            fied Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on such Credit Party) for its own account or (if the li-ability is imposed on such Indemnified Tax Person) on behalf of and in the name of such Indemnified Tax Person;

                         (iii) such Credit Party shall pay to such Indem-
            nified Tax Person an additional amount such that such Indem-nified Tax Person shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been required; and

                          (iv) such  Credit Party  shall, within  30 days
            after paying such Indemnified Tax, deliver to the Administra-tive Agent and the applicable Indemnified Tax Person satis-factory evidence of such payment to the relevant Governmental Authority.

                      (b) Other Indemnified Taxes. If an Indemnified Tax Person or any affiliate thereof is required by any law, rule, regulation, order, directive, treaty or guideline to pay any Indemnified Tax (excluding an Indemnified Tax which is sub-ject to Section 2.13(a)) with respect to any sum paid or pay-able by any Credit Party to such Indemnified Tax Person under





            the Loan Documents:

                           (i) such Indemnified Tax Person shall notify such Credit Party of any such payment of Indemnified Tax; and

                          (ii) such Credit Party shall pay to such Indem-
            nified Tax Person the amount of such Indemnified Tax within 5 days of such notice.

                      (c) Tax  on Indemnified  Taxes. If any  amounts are
            payable by a Credit Party in respect of Indemnified Taxes pursuant to Section 2.13(a) or (b), such Credit Party agrees to pay to the applicable Indemnified Tax Person, within 5 Business Days of written request therefor, an amount equal to all Taxes imposed with respect to such amounts as such Indemnified Tax Person shall determine in good faith are payable by such Indemnified Tax Person or any affiliate thereof in respect of such amounts and in respect of any amounts paid to or on behalf of such Indemnified Tax Person pursuant to this clause (c).

                      (d) Exception for Existing Taxes. No amount shall be required to be paid to any Indemnified Tax Person under
            Section 2.13(a)(iii) or (b) with respect to an Indemnified Tax to the extent that such Indemnified Tax would have been required to have been paid under any law, rule, regulation, order, directive, treaty or guideline in effect on the Effec-tive Date.

                      (e) U.S. Tax Certificates. Each Lender that is or-ganized under the laws of any jurisdiction other than the United States or any political subdivision thereof shall de-
            liver to the Administrative Agent for transmission to the Parent, on or prior to the first Borrowing Date (in the case of  each Lender listed on  the signature pages  hereof) or on the effective date of the Assignment and Acceptance Agreement
            or master  assignment and  acceptance agreement   pursuant to
            which  it becomes a Lender in accordance with Section 11.1 or
            11.7, (in  the case of each other  Lender), and at such other times as may be necessary in the determination of the Parent, any Credit Party or the Administrative Agent (each in the reasonable exercise of its discretion), such certificates, documents or other evidence, properly completed and duly ex-ecuted by such Lender (including, without limitation, Inter-
            nal Revenue Service Form 1001 or Form 4224) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under Section 1441 or 1442 of the Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under the Loan Documents. No Credit Party shall be required to pay any additional amount to any such Lender un-der Section 2.13(a)(iii) if such Lender shall have failed to satisfy the requirements of the immediately preceding sen-





            tence; provided that if such Lender shall have satisfied such requirements on the first Borrowing Date (in the case of each Lender listed on the signature pages hereof) or on the effec-tive date of the Assignment and Acceptance Agreement or mas-ter assignment and acceptance agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection shall relieve any Credit Party of its ob-ligation to pay any additional amounts pursuant to Section 2.13(a)(iii) in the event that, as a result of any change in applicable law (including, without limitation, any change in the interpretation thereof), such Lender is no longer prop-erly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in the im-mediately preceding sentence.

                      (f) Other Tax Certificates. Each Indemnified Tax Person agrees to use reasonable efforts to deliver to any Credit Party, promptly upon any request therefor from time to time by such Credit Party, such forms, documents and informa-tion as may be required by applicable law, regulation or treaty from time to time and to file all appropriate forms to obtain a certificate or other appropriate documents from the appropriate Governmental Authorities to establish that pay-ments made in respect of any Alternate Currency Loan or Let-ter of Credit designated in an Alternate Currency by such Credit Party can be made without (or at a reduced rate of) withholding of Taxes, provided, however, that if such Indem-nified Tax Person is or becomes unable by virtue of any ap-plicable law, regulation or treaty, to establish such exemp-tion or reduction, such Credit Party shall nonetheless remain obligated under Subsection 2.13(a) to pay the amounts described therein, and provided further, that no Indemnified Tax Person shall be required to take any action hereunder which, in the sole discretion of such Indemnified Tax Person, would cause such Indemnified Tax Person or any affiliate thereof to suffer a material economic, legal or regulatory disadvantage.

                      (g)  Adverse Tax Position.

                           (i)  An "Excess  Tax" shall  be the  excess of
            (x) the Tax imposed, levied, collected, withheld or assessed by any Governmental Authority without the United States from which a payment is made by or on behalf of a Credit Party subject to an Adverse Tax Position or in which such Credit Party or an affiliate has an office or is deemed to be doing business, over (y) the Tax which would be imposed, levied, collected, withheld or assessed by such Governmental Author-ity, but for the existence of such Adverse Tax Position.

                           (ii) An "Adverse Tax Position" with respect to
            a Credit Party shall mean a position resulting from the lack of adequate capitalization or other similar condition with





            respect to such Credit Party which, under applicable law or applicable treaty, results in higher Taxes on payments under the Loan Documents than would otherwise be imposed.

                           (iii) All payments by each  Borrower under the
            Loan Documents shall be made free and clear of, and without any deduction or withholding for, any Excess Tax. If any Credit Party or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding on account of any Tax from any Required Payment with respect to any Indemnified Tax Per-son and if all or a portion of such Tax represents Excess
            Tax:

                                (A)  such Credit  Party shall  notify the
            Administrative Agent and such Indemnified Tax Person of any such requirement or any change in any such requirement as soon as such Credit Party becomes aware of it;

                                (B) such  Credit Party shall pay such Ex-
            cess Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on such Credit Party) for its own account or (if the liability is imposed on such Indemnified Tax Person) on behalf of and in the name of such Indemnified Tax Person;

                                (C) such Credit Party  shall pay to  such
            Indemnified Tax Person an additional amount such that such Indemnified Tax Person shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been required with respect to such Excess Tax; and

                                (D)  such Credit  Party shall,  within 30
            days after paying such Excess Tax, deliver to the Administra-tive Agent and the applicable Indemnified Tax Person satisfactory evidence of such payment to the relevant Governmental Authority.

                           (iv) If an Indemnified  Tax Person or any  af-
            filiate thereof is required by any law, rule, regulation, or-der, directive, treaty or guideline to pay any Excess Tax (excluding Excess Tax which is subject to Section 2.13(g)(iii)) with respect to any sum paid or payable by any Credit Party to such Indemnified Tax Person under the Loan
            Documents:

                                (A) such Indemnified Tax Person shall no-
            tify such Credit Party of any such payment of Excess Tax; and

                                (B) such  Credit Party shall  pay to such
            Indemnified Tax Person the amount of such Excess Tax within 5 Business Days of such notice.





                           (v) If any amounts are payable by a Credit Party in respect of Excess Tax pursuant to Section 2.13(g)(iii) or (iv) such Credit Party agrees to pay to the applicable Indemnified Tax Person, within 5 days of written request therefor, an amount equal to all Taxes imposed with respect to such amounts as such Indemnified Tax Person shall determine are payable by such Indemnified Tax Person or any affiliate thereof in respect of such amounts and in respect of any amounts paid to or on behalf of such Indemnified Tax Person pursuant to this clause (v).

                 N. Increased Costs, Illegality, etc.

                      (a) In the event that any Lender with respect to clauses (ii) and (iii) below or the Administrative Agent, the Reference Lender, or the applicable Lender, as the case may be, with respect to clauses (i) and (iv) below shall have de-termined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                           (i) on the second Business Day immediately preceding the making of any requested Eurodollar Ad-vance, Core Currency Euro Advance or Individual Currency Loan that, by reason of any changes arising after the Effective Date affecting the applicable interbank mar-ket, adequate and fair means do not exist for ascertain-ing the applicable interest rate on the basis provided for in the definition of the Eurodollar Rate, the Core Currency Euro Rate or the Individual Currency Rate, as the case may be; or

                           (ii) at any time that such Lender has incurred
                 increased costs or reductions in the amounts received or receivable hereunder with respect to any Fixed Rate
                 Loan, in each case by an amount such Lender deems to be material, because of any change since the Effective Date
                 (or in the case of any Bid Loan, subsequent to ac-ceptance by a Borrower of such Bid Loan, and in the case of any Negotiated Rate Loan, subsequent to the date of such Lender's execution of the Negotiated Rate Confirma-tion for such Negotiated Rate Loan) in any law, rule, regulation, order or guideline applicable to such Lender or the compliance by such Lender with any request (whether or not having the force of law) from any Governmental Authority made subsequent to the Effective
                 Date (or in the case of any Bid Loan, subsequent to acceptance by a Borrower of such Bid Loan, and, in the case of any Negotiated Rate Loan, subsequent to the date of such Lender's execution of the Negotiated Rate Confirmation for such Negotiated Rate Loan) or in the interpretation or administration thereof and including the introduction of any new law, rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of





                 payment to any Lender of the principal of or interest on such Fixed Rate Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the Tax on the Income of such Lender), or (B) a change in official reserve (including any marginal, emergency, supplemental, spe-cial or other reserve) or similar requirements (except to the extent included in the computation of the respec-tive Eurodollar Rate, the Core Currency Euro Rate, Swing Line Negotiated Rate, Negotiated Rate, Individual Cur-rency Rate or Bid Rate, as the case may be), or any spe-cial deposit, assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Applicable Lend-ing Office); or

                           (iii) at any time  that the making or continu-
                 ance of any Fixed Rate Loan has been made (x) unlawful by any law, rule, regulation or order or (y) impossible by compliance by any Lender in good faith with any gov-ernmental directive or request (whether or not having the force of law); or

                           (iv) at any time that any Core Currency (other
                 than Dollars) or any Non-Core Currency, as the case may be, is not available in sufficient amounts, as deter-mined in good faith by the Reference Lender in the case of such Core Currency, and by the applicable Lender in the case of such Non-Core Currency, to fund any bor-rowing of Alternate Currency Loans in such Core Currency or such Non-Core Currency, as the case may be;

            then, and in any such event, such Lender, in the case of clause (ii) or (iii) above, or the Administrative Agent, the Reference Lender or the applicable Lender, as the case may be,  in the case of clause (i)  or (iv) above, shall promptly give notice (by telephone confirmed in writing) to the Parent
            (on behalf  of all Borrowers) and, except for the Administra-
            tive Agent, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly trans-
            mit to  each of  the other Lenders).   Thereafter (w)  in the
            case of clause (i) above, (A) in the event that Eurodollar Advances, Core Currency Euro Advances or Individual Currency
            Loans  are so  affected,  Eurodollar Advances,  Core Currency
            Euro Advances or Individual Currency Loans from such ap-plicable Lender, as the case may be, shall no longer be available until such time as the Administrative Agent, the Reference Lender or such applicable Lender, as the case may be, notifies the Parent and the Lenders that the circum-stances giving rise to such notice by the Administrative Agent, the Reference Lender or such applicable Lender, as the case may be, no longer exist, and any Notice of Borrowing or Notice of Conversion given by any Borrower with respect to Eurodollar Advances, Core Currency Euro Advances or Indi-





            vidual Currency Loans to be made by such applicable Lender, as the case may be, which have not yet been incurred (includ-ing by way of conversion) shall be deemed rescinded by the applicable Borrower and (B) in the event that any Core Cur-rency Euro Advance or Individual Currency Loan is so af-fected, the interest rate for such Core Currency Euro Advance or such Individual Currency Loan, as the case may be, shall be determined on the basis provided in the proviso to the definition of Core Currency Euro Rate or Individual Currency Rate, as the case may be, (x) in the case of clause (ii) above, the applicable Borrower shall pay to such Lender, within 3 days of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be re-quired to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, sub-mitted to such applicable Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (y) in the case of clause (iii) above, the applicable Borrower shall take one of the actions specified in Section 2.14(b) and (z) in the case of clause (iv) above, Core Currency Euro Advances in the af-fected Core Currency or Individual Currency Loans from the applicable Lender in the affected Non-Core Currency, as the case may be, shall no longer be available until such time as the Reference Lender or such applicable Lender, as the case may be, notifies the Parent (on behalf of all Borrowers), the Administrative Agent and the Lenders that the circumstances giving rise to the notice referred to above by the Reference Lender or such applicable Lender, as the case may be, to the Parent (on behalf of all Borrowers) and the Administrative Agent no longer exists, and any Notice of Borrowing given by the affected Borrower with respect to such Core Currency Euro Advances or such Individual Currency Loans, as the case may be, which have not yet been incurred shall be deemed re-scinded by such affected Borrower. Each of the Administra-tive Agent, the Reference Lender and the Lenders agree that if it gives notice to any Borrower of any of the events de-scribed in clause (i), (iii) or (iv) above, it shall promptly notify the Parent (on behalf of all Borrowers) and, in the case of any such Lender and the Reference Lender, the Admin-istrative Agent, if such event ceases to exist. If any such event described in clause (iii) above with respect to Euro-dollar Advances, Core Currency Euro Advances or Individual Currency Loans ceases to exist as to a Lender, the obliga-tions of such Lender, as the case may be, to make Eurodollar Advances, Core Currency Euro Advances or Individual Currency Loans and to convert Eurodollar Advances to new Eurodollar Advances or convert Core Currency Euro Advances to new Core Currency Euro Advances on the terms and conditions contained herein shall be reinstated.





                      (b) At any time that any Fixed Rate Loan is af-fected by the circumstances described in Section 2.14(a)(ii) or (iii), the applicable Borrower may (and in the case of an affected Fixed Rate Loan by the circumstances described in
            Section 2.14(a)(iii) shall) either (x) if the affected Fixed Rate Loan is then being made initially or pursuant to a con-version, cancel the respective borrowing or conversion by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Parent was notified by the affected Lender or the Administrative Agent pursuant to
            Section 2.14(a)(ii) or (iii) or (y) if the affected Fixed Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent and the af-fected Lender, (A) in the case of a Eurodollar Advance, re-quire the affected Lender to convert such Eurodollar Advance into an ABR Advance as of the end of the Interest Period then applicable to such Eurodollar Advance or, if earlier, as soon as practicable within the time required by law and (B) in the case of a Core Currency Euro Advance, Swing Line Negotiated Rate Advance, Negotiated Rate Loan, Individual Currency Loan or Bid Loan, take such action as the affected Lender may rea-sonably request with a view to minimizing the obligations of such Borrower under Section 2.15.

                      (c)  If any Lender determines that after the Effec-
            tive Date the introduction of or any change in any applicable law, rule, regulation, order, guideline, directive or compli-
            ance by such Lender or any corporation controlling such Lender with any request (whether or not having the force of law) from any Governmental Authority concerning capital adequacy, or any change in interpretation or administration thereof by any Governmental Authority, in each case made subsequent to the date hereof, will have the effect of reducing the rate of return on the capital required to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment or Individual Currency Commitments hereunder or its obligations under the Loan Documents to a level below that which such Lender or such corporation could have achieved but for such application or compliance (taking into account such Lender's or such corporation's policies with respect to capital ad-equacy) by an amount deemed by such Lender to be material, then each of the Borrowers to the extent of its Proportionate
            Share and the  Parent severally  agrees to pay  such to  such
            Lender,  within  3  Business   Days  of  its  written  demand
            therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the in-creased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other
            corporation as a result  of such reduction.  In   determining
            such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's reasonable good faith determination of compensation owing under this





            Section 2.14(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.14(c), will give prompt written notice thereof to the Parent (on behalf of all Bor-rowers), which notice shall show the basis for calculation of such additional amounts.

                      (d) Each Lender shall notify the Parent (on behalf of all Borrowers) of any event occurring after the Effective Date entitling such Lender to compensation under this Section
            2.14 as promptly as practicable, but in any event within 120 days after the officer having primary responsibility for this Agreement obtains actual knowledge thereof, provided that no such notice shall be required if such Lender has determined not to seek compensation under this Section 2.14 as a result of such event. Each Lender will furnish to each Borrower a certificate setting forth the basis and amount of each re-quest by such Lender for compensation under this Section
            2.14. Determinations and allocations by any Lender for pur-poses of this Section 2.14 on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section
            2.14 shall be prima facie evidence of such determinations and allocations.

                      (e) Notwithstanding the foregoing, no Lender shall be entitled to any compensation described in Section 2.14 un-less, at the time it requests such compensation, it is the policy or general practice of such Lender to request compen-sation for comparable costs in similar circumstances under comparable provisions of other credit agreements for compa-rable customers unless specific facts or circumstances ap-plicable to any Borrower or the transactions contemplated by the Loan Documents would alter such policy or general prac-tice, provided that nothing in this Section 2.14(e) shall preclude a Lender from waiving the collection of similar costs from one or more of its other customers.

                      (f) If any Lender fails to give the notice de-scribed in Section 2.14(d) within 90 days after it obtains such actual knowledge of the event required to be described in such notice, such Lender shall, with respect to any com-pensation that would otherwise be owing to such Lender under this Section 2.14, only be entitled to payment for increased costs incurred from and after the date that such Lender does give such notice.

                 O. Compensation

                      Each  Borrower shall compensate each Lender, within
            3 days of its written demand therefor (which demand shall set forth the basis for requesting such compensation), for all





            reasonable losses, expenses and liabilities, including any loss, expense or liability (including those related to cur-rency exchange) incurred by reason of the liquidation or re-employment of deposits or other funds required by such Lender to fund its Fixed Rate Loans but excluding any loss of an-ticipated profit which such Lender may sustain: (i) if for any reason, a borrowing of, or conversion from or into a Fixed Rate Loan does not occur on a date specified therefor in a Notice of Borrowing, a Notice of Conversion, a Negoti-ated Rate Confirmation or a Bid accepted by a Borrower; (ii) if any repayment (including any repayment made pursuant to
            Section 2.10 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of such Borrower's Fixed Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of such Borrower's Fixed Rate Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when re-quired by the terms of this Agreement or (y) any election made pursuant to Section 2.14(b) or 11.1(b).

                 P. Change  of Applicable Lending  Office and  Applicable
            Payment Office

                      (a) With respect to any Loan of any Lender or any Letter of Credit, such Lender agrees that on the occurrence of any event giving rise to the operation of Section 2.13,
            Section 2.14(a)(ii) or (iii), Section 2.14(c), Section 2.14(d) or Section 2.22 with respect to such Loan or such Letter of Credit, it will, if requested by the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Ap-plicable Lending Office or Applicable Payment Office, as the case may be, for such Loan or such Letter of Credit affected by such event, provided that such designation is made on such terms that such Lender and its Applicable Lending Office or Applicable Payment Office, as the case may be, suffer no eco-nomic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the op-eration of such Section. Nothing in this Section shall af-fect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 2.13, 2.14, 2.15 and 2.22.

                      (b)  Each Lender  shall have the right  at any time
            and from time to time to transfer any of its Loans to a dif-ferent office, provided that such Lender shall promptly no-
            tify  the Administrative  Agent and the Parent (on  behalf of
            all Borrowers) of  any such  change of office.   Such  office
            shall thereupon become such Lender's Applicable Lending Of-fice for such Loan provided, however, that no such Lender shall be entitled to receive any greater amount under Section
            2.13, Section  2.14(a)(ii) or (iii), Section  2.14(c) or Sec-





            tion 2.22 as a result of a transfer of any such Loans to a different office of such Lender than it would be entitled to immediately prior thereto unless such claim would have arisen even if such transfer had not occurred.

                 Q. Survival of Certain Obligations

                      The  obligations of  the  Borrowers under  Sections
            2.13, 2.14, 2.15, 2.22, 11.5 and 11.10 shall survive the ter-
            mination of the Aggregate Commitments, the Swing Line Commit-ment, the Individual Currency Commitments, the Letter of Credit Commitment the payment of the Loans, the reimbursement obligations in respect of the Letters of Credit and all other amounts payable under the Loan Documents.

                 R. Use of Proceeds

                      The  proceeds of the  Loans shall be  used to refi-
            nance the Indebtedness set forth on Schedule 5.8 and for gen-eral corporate purposes of the Parent and its Subsidiaries. The uses to which the proceeds of the Loans are put shall conform with the provisions of Section 4.11.

                 S. Letter of Credit Sub-Facility

                      (a) Subject to the terms and conditions of this Agreement, the Issuing Bank agrees, in reliance on the agree-
            ment of the other Lenders set forth in Section 2.20, to issue standby letters of credit in Core Currencies (the "Letters of Credit"; each a "Letter of Credit") during the Commitment Pe-
            riod for the account of one or more of the Letter of Credit Applicants, provided, however, that, at the request of any Letter of Credit Applicant, the Issuing Bank may, in its sole discretion, issue one or more Letters of Credit for the ac-
            count of  such Letter of Credit Applicant in one or more Non-
            Core  Currencies.  The Letter  of Credit Exposure  at any one
            time outstanding shall not exceed the lesser of (i) the amount of the Letter of Credit Commitment and (ii) the excess, if any, of the sum of the Aggregate Commitments over the sum of the aggregate outstanding  principal amount of all
            Loans  (determined on the basis of  the Dollar Equivalent for
            each  outstanding Alternate  Currency Loan).   The  Letter of
            Credit Exposure  at any one time  outstanding attributable to all Letters of Credit issued in Non-Core Currencies shall not exceed the excess, if any, of $60,000,000 over the Aggregate Credit Exposure at such time attributable to all Loans designated in Non-Core Currencies. The sum of the aggregate principal amount of the Individual Currency Loans of all Lenders at any one time outstanding in any Non-Core Currency and  the Letter of Credit Exposure  at such time attributable to all Letters of Credit issued in such Non-Core Currency (determined on the basis of the Dollar Equivalent of each such Individual Currency Loan and each such Letter of Credit)
            shall  not exceed $5,000,000.   Each  Letter of  Credit shall





            have an expiration date which shall not exceed the earlier of
            (x) twelve months from the date of issuance thereof and (y) 30 days immediately preceding the Maturity Date. No Letter of Credit shall be issued, and no amendment to any Letter of Credit shall be issued which would increase the stated amount or extend the expiration date of such Letter of Credit, (i) if the Administrative Agent or any Lender by notice to the Administrative Agent and the applicable Letter of Credit Ap-plicant and the Parent no later than 1:00 P.M. one Business Day prior to the requested date of issuance of such Letter of Credit or amendment, shall have determined that any of the applicable conditions set forth in Sections 5 and 6 have not been satisfied and such conditions remain unsatisfied as of the requested time of issuing such Letter of Credit or amendment or (ii) to the extent that immediately after giving effect thereto the Aggregate Credit Exposure would exceed the Aggregate Commitments (each a "Non-Issuance Event").

                      (b) Each Letter of Credit shall be issued for the account of the applicable Letter of Credit Applicant for gen-eral corporate purposes of such Letter of Credit Applicant and its Subsidiaries. Such Letter of Credit Applicant and the Parent shall give the Administrative Agent a Letter of Credit Request for the issuance of such Letter of Credit by 11:00 A.M. three Business Days prior to the requested date of issuance. Such Letter of Credit Request shall be executed by such Letter of Credit Applicant and the Parent, and shall specify (i) the beneficiary of such Letter of Credit and the obligations of such Letter of Credit Applicant or any of its Subsidiaries, as the case may be, in respect of which such Letter of Credit is to be issued, (ii) such Letter of Credit Applicant's proposal as to the conditions under which a draw-ing may be made under such Letter of Credit and the documen-tation to be required in respect thereof, (iii) the maximum amount to be available under such Letter of Credit, (iv) the requested date of issuance and (v) the applicable Currency. Upon receipt of such Letter of Credit Request from such Let-ter of Credit Applicant and the Parent, the Administrative Agent shall promptly notify the Issuing Bank and each other Lender thereof. Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Bank, and adequate and fair means in the sole discretion of the Issuing Bank shall exist for the issuance thereof, with such provi-sions with respect to the conditions under which a drawing may be made thereunder and the documentation required in re-spect of such drawing as the Issuing Bank shall reasonably require and as may be acceptable to such Letter of Credit Applicant and the Parent. Such Letter of Credit shall be used solely for the purposes described therein and herein. The Issuing Bank shall, on the proposed date of issuance and subject to the other terms and conditions of this Agreement, issue such Letter of Credit.

                      (c)  Each payment  by the  Issuing Bank of  a draft





            drawn under a Letter of Credit designated in a Core Currency shall give rise to an obligation on the part of the ap-plicable Letter of Credit Applicant to reimburse the Issuing Bank immediately for the amount thereof at its Applicable Payment Office in such Core Currency.

                      (d) Each payment by the Issuing Bank of a draft drawn under a Letter of Credit designated in a Non-Core Cur-rency shall give rise to an obligation on the part of the ap-plicable Letter of Credit Applicant to reimburse the Issuing Bank immediately for the amount thereof in Dollars, at such office as the Issuing Bank shall designate to the Administra-tive Agent, the Parent and such Letter of Credit Applicant, in an amount based upon the all-in cost of funds in Dollars of the Issuing Bank to fund such draft (each a "Dollar Reim-bursement Amount"). In connection with each obligation of a Letter of Credit Applicant to pay a Dollar Reimbursement
            Amount under this Section 2.19(d), the Issuing Bank shall deliver to such Letter of Credit Applicant, the Parent and the Administrative Agent a written statement setting forth such Dollar Reimbursement Amount. The Issuing Bank's determination of such Dollar Reimbursement Amount shall be conclusive absent manifest error.

                 T. Letter of Credit Participation and Funding Commit-ments

                      (a) Each Lender hereby unconditionally and ir-revocably, severally for itself only and without any notice to or the taking of any action by such Lender, takes from time to time an undivided participating interest in the obligations of the Issuing Bank under and in connection with each Letter of Credit in an amount equal to such Lender's Availability Percentage at such time of the amount of such Letter of Credit. Each Lender from time to time shall be liable to the Issuing Bank for its Availability Percentage at such time of the unreimbursed amount of any draft drawn and honored under each Letter of Credit. Each Lender from time to time shall also be liable for an amount equal to the product of its Availability Percentage at such time and any amounts paid by the applicable Letter of Credit Applicant pursuant to Section 2.21 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such li-abilities shall be unconditional and without regard to the occurrence of any Default or Event of Default or the compli-ance by the Parent and the Borrowers with any of their respective obligations under the Loan Documents or any other circumstances.

                      (b) The Administrative Agent will promptly notify each Lender (which notice shall be promptly confirmed in writing) of the date and the amount of any draft presented under any Letter of Credit with respect to which full reim-bursement of payment is not made by the applicable Letter of





            Credit Applicant as provided in Sections 2.19(c) or 2.19(d), as the case may be, and forthwith upon receipt of such no-tice, and provided that no Non-Issuance Event shall have occurred and be continuing with respect to such Letter of Credit, such Lender (other than the Issuing Bank in its capacity as a Lender) shall make available to the Administrative Agent for the account of the Issuing Bank its Availability Percentage at such time of the amount of such unreimbursed draft or, if such Letter of Credit is designated in a Non-Core Currency, the applicable Dollar Reimbursement Amount, at the Applicable Payment Office of the Administra-tive Agent in the applicable Core Currency or, if such Letter of Credit is designated in a Non-Core Currency, at the applicable office designated by the Administrative Agent pursuant to Section 2.19(d) in Dollars, and, in each case, in immediately available funds. The Administrative Agent shall distribute the payments made by each Lender (other than the Issuing Bank in its capacity as a Lender) pursuant to the immediately preceding sentence to the Issuing Bank promptly upon receipt thereof in like funds as received. Each Lender shall indemnify and hold harmless the Administrative Agent and the Issuing Bank from and against any and all losses, li-abilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including rea-sonable attorneys' fees and expenses) resulting from any failure on the part of such Lender to provide, or from any delay in providing, the Administrative Agent with such Lender's Availability Percentage of the amount of any payment made by the Issuing Bank under a Letter of Credit in ac-cordance with this clause (b) above (except in respect of losses, liabilities or other obligations suffered by the Is-suing Bank resulting from the gross negligence or willful misconduct of the Issuing Bank or the Administrative Agent, as the case may be). If a Lender does not make available to the Administrative Agent when due such Lender's Availability Percentage at such time of any unreimbursed payment made by the Issuing Bank under a Letter of Credit (other than pay-ments made by the Issuing Bank by reason of its gross negli-gence or willful misconduct), such Lender shall be required to pay interest to the Administrative Agent for the account of the Issuing Bank on such Lender's Availability Percentage at such time of such payment at a rate of interest per annum equal to the Federal Funds Rate (or, in the case of any Letter of Credit designated in a Core Currency (other than Dollars), at a rate based upon the all-in cost of funds for the applicable Non-Core Currency) from the date such Lender's payment is due until the date such payment is received by the Administrative Agent. The Administrative Agent shall distrib-ute such interest payments to the Issuing Bank upon receipt thereof in like funds as received.

                      (c) Whenever the Administrative Agent or the Issu-ing Bank is reimbursed by any Letter of Credit Applicant, for the account of the Issuing Bank, for any payment under a Let-





            ter of Credit and such payment relates to an amount previ-ously paid by a Lender in respect of its Availability Per-centage of the amount of such payment under such Letter of Credit, the Administrative Agent or the Issuing Bank, as the case may be, will promptly pay over such payment to such Lender.

                 U. Absolute Obligation with  respect to Letter of Credit
            Payments

                      The obligation of  each Letter of  Credit Applicant
            to reimburse the Administrative Agent for the account of the Issuing Bank in respect of each Letter of Credit issued for the account of such Letter of Credit Applicant for each pay-ment under or in respect of such Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Letter of Credit Applicant or any of its Subsidiaries may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, the Issuing Bank, as issuer of such Letter of Credit, any Lender, the Swing Line Lender or any other Person, including any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit.

                 V. Increased Costs Based on Letters of Credit

                      Without limiting the provisions of Section 2.14, if
            any law, rule, regulation, order, guideline or request or any change in the interpretation or application thereof by any
            Governmental  Authority  charged   with  the   administration
            thereof or GAAP shall either (a) impose, modify or make ap-plicable any reserve, special deposit, assessment or similar requirement against any Letter of Credit issued or partici-pated in by any Lender, or (b) impose on the Administrative Agent, the Issuing Bank or such Lender, as the case may be, any other condition regarding such Letter of Credit (except for imposition of, or changes in the rate of, the Tax on the Income of the Administrative Agent, the Issuing Bank or such Lender, as the case may be) and the result of any event re-ferred to in clause (a) or (b) above shall be to increase the cost to the Issuing Bank (or any successor thereto as issuer of such Letter of Credit) of issuing or maintaining such Let-ter of Credit or the cost to any Lender of its obligations pursuant to Section 2.20, or the cost to the Administrative
            Agent of performing its functions hereunder with respect to such Letter of Credit, in any case by an amount which the Administrative Agent, the Issuing Bank or such Lender, as the case may be, deems material, then, upon demand by the Admin-istrative Agent, the Issuing Bank or such Lender, as the case may be, the applicable Letter of Credit Applicant shall im-mediately pay to the Administrative Agent, the Issuing Bank





            or such Lender, as the case may be, from time to time as specified by the Administrative Agent, the Issuing Bank or such Lender, as the case may be, additional amounts which shall be sufficient to compensate the Administrative Agent, the Issuing Bank or such Lender, as the case may be, for such increased cost. A statement in reasonable detail as to such increased cost incurred by the Administrative Agent, the Is-suing Bank or such Lender, as the case may be, as a result of any event mentioned in clauses (a) or (b) above, submitted by the Administrative Agent, the Issuing Bank or such Lender, as the case may be, to such Letter of Credit Applicant shall be conclusive, absent manifest error, as to the amount thereof.

                 W. Borrower Addenda

                      Provided that  no Default  or Event of  Default has
            occurred and is continuing, the Parent may direct that any of its wholly-owned Subsidiaries which is not then a Borrower become a Borrower by submitting a Borrower Addendum to the Administrative Agent with respect to such Subsidiary duly ex-ecuted by each of the Parent and such Subsidiary together with a certificate, dated the date of such Borrower Addendum of the Secretary or Assistant Secretary of such Subsidiary
            (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfac-tory to the Administrative Agent) taken by it to authorize such Borrower Addendum, the Loan Documents and the transac-tions contemplated thereby, (ii) attaching a true and com-plete copy of its certificate of incorporation, by-laws or other organizational documents, (iii) setting forth the in-cumbency of its officer or officers who may sign the Borrower Addendum, including therein a signature specimen of such officer or officers, (iv) an opinion of foreign local counsel to such Subsidiary in all respects reasonably satisfactory to the Administrative Agent and (v) attaching a certificate of good standing (or equivalent) issued by the jurisdiction of its incorporation. If any such document is not in English, such document shall be accompanied by a certified English translation thereof. Upon receipt of a Borrower Addendum and the supporting documentation referred to above, the Administrative Agent shall confirm such Bor-rower Addendum by signing a copy thereof and shall deliver a copy thereof to the Parent and each Lender. Thereupon the Subsidiary which executed such Borrower Addendum shall become a "Borrower" hereunder. In the event that such additional Borrower is not a corporation organized under the laws of a jurisdiction in which any other Borrower is organized (and whose principal office is not located in a jurisdiction in which any other Borrower's principal office is located), this Agreement and the other Loan Documents will be deemed amended by adding definitions comparable to the definitions ap-plicable to each other Subsidiary Borrower, such definitions to be as set forth in the applicable Borrower Addendum.





                 X. Records

                      (a) Lender's Records. Each Lender will note on its internal records with respect to each Loan made by it (i) the date and amount of such Loan, (ii) whether such Loan is a Re-volving Loan, Swing Line Loan, Individual Currency Loan, Ne-gotiated Rate Loan or Bid Loan, (iii) the identity of the Borrower to whom such Loan was made, (iv) the interest rate (other than in the case of an ABR Advance), Individual Cur-rency Rate, Negotiated Rate or Bid Rate and Interest Period, if applicable, applicable to such Loan and (v) each payment and prepayment of the principal thereof.

                      (b) Administrative Agent's Records. The Adminis-trative Agent shall keep records regarding the Loans, the Letters of Credit and this Agreement in accordance with its customary procedures for agented credits.

                      (c) Prima Facie Evidence. The entries made in the records maintained pursuant to subsections (a) and (b) above shall, to the extent not prohibited by applicable law, be prima facie evidence of the existence and amount of the obli-gations of the Parent and each Borrower recorded therein; provided, however, that the failure of the Administrative Agent or any Lender, as the case may be, to make any notation on its records shall not affect the Parent's or the respec-tive Borrower's obligations in respect of the Loans, the Let-ters of Credit or the Loan Documents.

                 Y. Replacement of Lender

                      If  (i) any  Borrower  is obligated  to pay  to any
            Lender any amount under Section 2.13(a), (b) or (c) and such payment is attributable solely to any change since the Effec-
            tive Date (in the case of each Lender listed on the signature pages hereof) or since the  effective date of the  Assignment and Acceptance Agreement pursuant to which it became a Lender
            (in the case  of each  other Lender) in  any applicable  law, rule,  regulation,  order,  directive,  treaty  or  guideline
            (whether   or  not  having  the  force  of  law)  or  in  the
            interpretation  or  administration  thereof   (including  the
            introduction  of  any  new  law,  rule,   regulation,  order,
            directive, treaty or guideline), (ii) any Lender shall have failed to make available a Loan on the date on which and in the amount in which it was obligated to do so and shall not have cured such failure within three Business Days or (iii) any Lender shall have demanded any payment under Section 2.14 or excused itself from funding a Loan pursuant to Section
            2.14, the Company shall have the right, in accordance with the requirements of Section 11.7(b), if no Default or Event of Default shall exist to replace up to two such Lenders
            (each a "Replaced Lender") with one or more other assignees (each, a "Replacement Lender"), reasonably acceptable to the Swing Line Lender and the Issuing Bank, provided that (I) at





            the time of any replacement pursuant to this Section, the Replacement Lender shall enter into one or more Assignment and Acceptance Agreements pursuant to Section 11.7(b) (with the Assignment Fee payable pursuant to said Section 11.7(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (w) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all drawings on all Letters of Credit that have been funded by (and not reimbursed to) such Replaced Lender, to-gether with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Sections 3.1 and 3.2, (x) the Issuing Bank an amount equal to such Replaced Lender's Commitment Percentage of all drawings (which at such time remains an unpaid drawing) to the extent such amount was not theretofore funded by such Replaced Lender, (y) the Swing Line Lender an amount equal to such Replaced Lender's Commitment Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender and (z) the Administrative Agent an amount equal to all amounts owed by such Replaced Lender to the Administrative Agent under this Agreement, including, without limitation, an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, a corresponding amount of which was made available by the Administrative Agent to the applicable Borrower(s) pursuant to Section 2.4(e) and which has not been repaid to the Administrative Agent by such Replaced Lender or the applicable Borrower(s) and (II) all obligations of the Borrowers owing to the Replaced Lender (other than those specifically described in clause (I) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such re-placement. Upon the execution of the respective Assignment and Acceptance Agreements and the payment of amounts referred to in clauses (i) and (ii) of this Section 2.25, the Re-placement Lender shall become a Lender hereunder and the Re-placed Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 2.13, 2.14, 2.15, 2.22, 11.5 and 11.10), which shall survive as to such Replaced Lender.


            III. FEES

                 A.   Facility Fee





                      The  Parent agrees  to  pay  to the  Administrative
            Agent, for the account of the Lenders in accordance with each Lender's Commitment Percentage, a fee (the "Facility Fee"), for each day from and after the Effective Date, equal to the product of (x) the Aggregate Commitments in effect as at the end of such day or, if no Commitments then exist, the Aggregate Commitments on the last day on which Commitments did exist, and (y) the applicable percentage set forth below based upon the Pricing Level in effect as at the end of such day:


                      Pricing Level       Facility Fee Percentage
                      ----------------    -----------------------
                      Pricing Level I            0.1000%
                      Pricing Level II           0.1500
                      Pricing Level III          0.1750
                      Pricing Level IV           0.2000
                      Pricing Level V            0.3000.


                 The Facility Fee shall be (i) calculated on the basis of
            a 360-day year for the actual number of days elapsed, (ii) payable quarterly in arrears on each Quarterly Payment Date, commencing on the first such day following the Effective Date, and on the date that the Aggregate Commitments shall expire or otherwise terminate (or in the event that the Aggregate Commitments have expired or otherwise terminated, on the date that the Aggregate Credit Exposure has been reduced to $0).

                 B. Letter of Credit Commissions

                      The  Parent agrees  to  pay  to the  Administrative
            Agent, for the account of the Lenders, commissions (the "Letter of Credit Commissions") with respect to the issued and outstanding Letters of Credit, for each day from and after the Effective Date, equal to, with respect to each Lender, the product of (x) the Letter of Credit Exposure as at the end of such day and (y) the Availability Percentage of such Lender as at the end of such day multiplied by (z) the applicable percentage set forth below based upon the Pricing Level in effect as at the end of such day:

                                          Letter of Credit
                      Pricing Level       Commission Percentage
                      ------------------  -----------------------





                      Pricing Level I       0.2000%
                      Pricing Level II      0.2700%
                      Pricing Level III     0.2750%
                      Pricing Level IV      0.4000%
                      Pricing Level V       0.4000%

                 The Letter of Credit Commissions shall be (i) calculated
            on the basis of a 360-day year for the actual number of days elapsed, (ii) payable quarterly in arrears on each Quarterly Payment Date and on the date that the Letter of Credit Commitments shall expire and the Letter of Credit Exposure is $0, and (iii) nonrefundable.

                 C.   Administrative Agent's and Issuing Bank's Fees

                      (a) The Parent agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing from time to time by the Parent and the Administrative Agent.

                      (b) The Parent agrees to pay to the Issuing Bank, for its own account, such other fees as have been agreed to in writing from time to time by the Parent and the Issuing Bank.


            IV.  REPRESENTATIONS AND WARRANTIES

                 In  order to  induce  the Administrative  Agent and  the
            Lenders to enter into this Agreement and to make the Loans, the Swing Line Lender to make the Swing Line Loans and the Lenders to participate therein, and the Issuing Bank to issue the Letters of Credit and the Lenders to participate therein, the Parent and the Borrowers make the following representations and warranties to the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Lenders:

                 A.    Subsidiaries; Capital Stock

                       As  of the date of this  Agreement, the Parent has
            only the Subsidiaries set forth on, and the authorized, issued and outstanding capital stock of the Parent and each such Subsidiary  (or partnership  or other interests,  as the
            case may  be) is as set  forth on, Schedule 4.1.   The shares
            of, or partnership or other interests in, each Subsidiary  of the Parent are owned beneficially and of record by the Parent or  another Subsidiary of the  Parent, are free  and clear of all Liens except as  otherwise permitted by Section  8.3, and
            are  duly   authorized,  validly   issued,  fully   paid  and
            nonassessable except, in the case of any Subsidiary organized under the laws of the State of New York, for any liability that may arise under the provisions of Section 630 of the Business Corporation Law of the State of New York. As of the





            date  of this Agreement, except as set forth on Schedule 4.1,
            (a) neither the Parent nor any of its Subsidiaries has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof, (b) there are no agreements, voting trusts or understandings binding upon the Parent or any of its Subsidiaries with respect to the voting securities of the Parent or any of its Subsidiaries or affecting in any manner the sale, pledge, as-signment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing, and (c) the Parent owns, directly or indirectly, all of the outstanding capital stock of each of its Subsidiaries.

                 B.    Existence and Power

                       Each of the Parent and each of its Subsidiaries is
            duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has all requi-site power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify could reasonably be expected to have a Material Adverse effect.

                 C.    Authority

                       Each of  the Parent  and each of  its Subsidiaries
            has full power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate or partnership action, as the case may be, and are in full compliance with its certificate of incorporation and by-laws or partnership agreement, as the case may be. No consent or approval of, or other action by, shareholders of the Parent, any Borrower, any Governmental
            Authority or any other Person, which has not already been obtained, is required to authorize in respect of the Parent or any of its Subsidiaries, or is required in connection with the execution, delivery and performance by the Parent and each of its Subsidiaries of, the Loan Documents to which it is a party, or is required as a condition to the enforce-ability against the Parent or such Subsidiary of the Loan Documents to which it is a party.

                 D.    Binding Agreement

                       The   Loan  Documents  constitute  the  valid  and
            legally binding obligations of the Parent and each of its Subsidiaries to the extent the Parent or such Subsidiary, as the case may be, is a party thereto, enforceable in ac-cordance with their respective terms, except as such enforce-ability may be limited by applicable bankruptcy, insolvency,





            reorganization, moratorium or similar laws affecting the en-forcement of creditors' rights generally and by equitable principles relating to the availability of specific per-formance as a remedy and except to the extent that indemnification obligations may be limited by federal or state securities laws or public policy relating thereto.

                 E.    Litigation

                       Except as set forth on Schedule 4.5, there are  no
            actions, suits, arbitration proceedings or claims (whether purportedly on behalf of the Parent, any of its Subsidiaries or otherwise) pending or, to the knowledge of the Parent and the Borrowers, threatened against the Parent or any of its Subsidiaries, or maintained by the Parent or any of its Sub-sidiaries, or which may affect the Property of the Parent or any of its Subsidiaries, at law or in equity, before any Gov-ernmental Authority which could reasonably be expected to have a Material Adverse effect. There are no proceedings pending or, to the knowledge of the Parent and the Borrowers, threatened against the Parent or any of its Subsidiaries (a) which call into question the validity or enforceability of, or otherwise seek to invalidate any Loan Document, or (b) which might, individually or in the aggregate, materially and adversely affect any of the transactions contemplated by any Loan Document.

                 F.    No Conflicting Agreements

                       (a) Neither the Parent nor any of its Subsidiaries
            is in default under any agreement to which it is a party or by which it or any of its Property is bound the effect of which could reasonably be expected to have a Material Adverse effect. No notice to, or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Parent or any of its Subsidiaries of the Loan Documents to which it is a party (except those notices or filings which have already been made).

                       (b) No provision of any statute, rule, regulation,
            judgment, decree or order, or any existing material mortgage, indenture, contract or agreement, in each case binding on the Parent or any of its Subsidiaries or affecting the Property of the Parent or any of its Subsidiaries conflicts with, or requires any consent which has not already been obtained under, or would in any way prohibit the execution, delivery or performance by the Parent or any of its Subsidiaries of the terms of, any Loan Document. The execution, delivery or performance by the Parent and each of its Subsidiaries of the terms of each Loan Document to which it is a party will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Parent or any of its Subsidiaries pursuant to the terms of any such mortgage, indenture, contract or





            agreement which defaults or Liens, individually or in the aggregate, would have or result in a Material Adverse effect.

                 G.    Taxes

                       The Parent and each  of its Subsidiaries has filed
            or caused to be filed all tax returns, and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against them, the failure of which to file or pay could reasonably be expected to have a Material Adverse effect, and no tax Liens have been filed against the Parent or any of its Subsidiaries and no claims are being asserted with respect to such taxes which are required by GAAP (as in effect on the Effective Date) to be reflected in the Financial Statements and are not so reflected therein. The charges, accruals and reserves on the books of the Parent and each of its Subsidiaries with respect to all Federal, state, local, foreign and other taxes are considered by the management of the Parent and the Borrowers to be adequate, and neither the Parent nor any Borrower knows of any unpaid assessment which is or might be due and payable against it or any of its
            Subsidiaries or any Property of the Parent or any of its Subsidiaries, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

                 H.    Compliance with Applicable Laws; Filings

                       Neither the Parent nor  any of its Subsidiaries is
            in default with respect to any judgment, order, writ, injunc-tion, decree or decision of any Governmental Authority which default could reasonably be expected to have a Material Ad-verse effect. The Parent and each of its Subsidiaries is complying with all applicable statutes, rules and regulations of all Governmental Authorities, a violation of which could reasonably be expected to have a Material Adverse effect. The Parent and each of its Subsidiaries has filed or caused to be filed with all Governmental Authorities all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regula-tions and requests which, if not so filed, could reasonably be expected to have a Material Adverse effect. Each Borrower, prior to each borrowing by it hereunder in any jurisdiction, has obtained all necessary approvals and consents of, and has filed or caused to be filed all reports, applications, documents, instruments and information required to be filed pursuant to all applicable laws, rules, regulations and requests of, all Governmental Authorities in connection with such borrowing in such jurisdiction.

                 I.    Governmental Regulations





                       Neither the Parent nor any of its Subsidiaries nor
            any corporation controlling the Parent or any of its Subsid-iaries or under common control with the Parent or any of its Subsidiaries is subject to regulation under the Public Util-ity Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, in each case as amended, or is subject to any statute or regulation which regulates the incurrence of Indebtedness, including statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

                 J.    Property

                       Each of  the Parent  and each of  its Subsidiaries
            has good and marketable title to, or a valid leasehold inter-est in, all of its real Property, and is the owner of, or has a valid lease of, all personal property, in each case which is material to the Parent and its Subsidiaries taken as a whole, subject to no Liens, except such Liens permitted by
            Section 8.3. All leases of Property to each of the Parent and each of its Subsidiaries are in full force and effect, the Parent or such Subsidiary enjoys quiet and undisturbed possession under all leases of real property and neither the Parent nor any of its Subsidiaries is in default beyond any applicable grace period of any provision thereof, the effect of which could reasonably be expected to have a Material Adverse effect.

                 K.    Federal Reserve Regulations; Use of Loan Proceeds

                       Neither the Parent nor  any of its Subsidiaries is
            engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans or any Letter of Credit will be used, directly or indirectly, for a purpose which violates the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. Any-thing in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Parent or any of its Subsidiaries in violation of any limitation or prohibition provided by any applicable law, regulation or statute, including Regulation U of the Board of Governors of the Federal Reserve System.

                 L.    No Misrepresentation

                       No  representation  or warranty  contained  in any
            Loan Document and no certificate, Financial Statement, other financial statement or written notice furnished or to be furnished by the Parents or any of its Subsidiaries in con-nection with the transactions contemplated hereby, contains or will contain, as of its date, a misstatement of material





            fact, or omits or will omit to state, as of its date, a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made.

                 M.    Plans

                       (a) Each Employee Benefit Plan of the Parent, each
            of its Subsidiaries and each ERISA Affiliate is in compliance withERISA and the Code, where applicable, in all material re-spects. The amount of (a) all Unfunded Pension Liabilities under the Pension Plans, excluding any Pension Plan which is a Multiemployer Plan, does not exceed $2,000,000, and (b) the aggregate Unrecognized Retiree Welfare Liability under all applicable Employee Benefit Plans does not exceed $2,000,000. The Parent, each of its Subsidiaries and each ERISA Affiliate have complied with the requirements of Section 515 of ERISA with respect to each Pension Plan which is a Multiemployer Plan. The aggregate potential annual withdrawal liability payments, as determined in accordance with Title IV of ERISA, for which the Parent, each of its Subsidiaries and each ERISA Affiliate would become obligated in the event of a complete or partial withdrawal from all Pension Plans which are Multiemployer Plans does not exceed $2,000,000. The Parent, each of its Subsidiaries and each ERISA Affiliate has made all contributions or payments to or under each such Pension Plan required by law or the terms of such Pension Plan or any contract or agreement where the failure to make such contributions or payments could reasonably be expected to have a Material Adverse effect. No liability to the PBGC has been, or is expected by the Parent, any of its Subsidiaries or any ERISA Affiliate to be, incurred by the Parent, any of its Subsidiaries or any ERISA Affiliate where such liability could reasonably be expected to have a Material Adverse effect. Liability, as referred to in this Section 4.13, includes any joint and several liability. Each Employee Ben-efit Plan which is a group health plan within the meaning of
            Section 5000(b)(1) of the Code is in material compliance with the continuation of health care coverage requirements of Sec-tion 4980B of the Code.

                       (b) All contributions required to be made with re-
            spect to  each Foreign  Pension Plan  have been timely  made.
            Each Foreign  Pension Plan has been  maintained in compliance with its terms and with the requirements of any and all ap-plicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable Governmental Authorities. Neither the Parent nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any
            Foreign Pension  Plan.   The  present  value of  the  accrued
            benefit liabilities (whether or not vested) under each Foreign Pension Plan required to be funded, determined as of the end of the most recently ended fiscal year on the basis





            of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by more than the foreign exchange equivalent (based on the applicable spot exchange rate) of $2,000,000.

                 N.    Environmental Matters

                       Neither the Parent nor any of its Subsidiaries (a)
            has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, arising in connection with (i) any non-compliance with or violation of the requirements of any applicable federal, state, local or foreign environmental health or safety statute or regulation, or (ii) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other substance into the environment, (b) to the best knowledge of the Parent and the Borrowers, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, sub-stance or constituent, or other substance into the environ-ment which individually or in the aggregate could reasonably be expected to have a Material Adverse effect, (c) has received notice of any federal, state, local or foreign investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other substance into the environment for which the Parent or any of its Subsidiaries is or would be liable, which liability would reasonably be expected to have a Material Adverse effect, or
            (d) has received notice that the Parent or any of its Subsidiaries is or may be liable to any Person under the Comprehensive Environmental Response, Compensation and Li-ability Act, as amended, 42 U.S.C. Section 9601 et seq., or any analogous state, local or foreign law, which liability would reasonably be expected to have a Material Adverse effect. The Parent and each of its Subsidiaries is in compliance with the financial responsibility requirements of federal, state, local and foreign environmental laws to the extent applicable, including those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous federal, state, local or foreign law, except in those cases in which the failure so to comply would not reasonably be expected to have a Material Adverse effect.

                 O.    Financial Statements

                       The Parent has heretofore delivered to the  Admin-
            istrative Agent and the Lenders copies of its Form 10-K for the fiscal year ended January 31, 1995, containing the au-dited Consolidated Balance Sheets of the Parent and its Sub-





            sidiaries as of such date and the related Consolidated State-ments of Income, Stockholders' Equity and Cash Flows for the fiscal year then ended (collectively, with the applicable related notes and schedules, the "Financial Statements"). The Financial Statements fairly present the Consolidated fi-nancial condition and results of the operations of the Parent and its Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP as then in effect subject, in the case of interim Financial Statements, to normal year-end adjustments. Neither the Parent nor any of its Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP as then in effect, should have been disclosed in the Financial Statements and was not. Since January 31, 1995, there has been no Material Adverse change.

                 P.    Franchises, Intellectual Property, Etc.

                       Each of  the Parent  and each of  its Subsidiaries
            possesses or has the right to use all franchises, Intellectual Property, licenses and other rights as are mate-rial and necessary for the conduct of its business, and with respect to which it is in compliance, with no known conflict with the valid rights of others which could reasonably be ex-pected to have a Material Adverse effect. No event has oc-curred which permits or, to the best knowledge of the Parent and the Borrowers, after notice or the lapse of time or both, or any other condition, could reasonably be expected to permit, the revocation or termination of any such franchise, Intellectual Property, license or other right which revocation or termination could reasonably be expected to have a Material Adverse effect.

                 Q.    Labor Relations

                       Except as set forth  on Schedule 4.17, neither the
            Parent nor any of its Subsidiaries is a party to any collec-tive bargaining agreement and, to the best knowledge of the Parent and the Borrowers, no petition has been filed or pro-ceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative with respect to the Parent or such Subsidiary. There are no material controversies pending between the Parent or any of its Subsidiaries and any of their respective employees, which could reasonably be expected to have a Material Adverse effect.


            V.   CONDITIONS  OF LENDING  - LOANS  ON THE  FIRST BORROWING
                 DATE

                 In addition to the requirements  set forth in Section 6,
            the obligation of each Lender to make  one or more Loans, the





            obligation of the Swing Line Lender to make one or more Swing Line Loans and the obligation of the Issuing Bank to issue one or more Letters of Credit, on the first Borrowing Date (which shall not occur prior to the Effective Date) is sub-ject to the fulfillment of the following conditions prior to or simultaneously with the making of such Loans or the issu-ance of such Letters of Credit:

                 A.    Evidence of Corporate Action

                       The  Administrative Agent  shall  have received  a
            certificate, dated the first Borrowing Date, of the Secretary or Assistant Secretary of each Credit Party (i) attaching a true and complete copy of the resolutions of its Board of Di-rectors and of all documents evidencing all necessary corpo-rate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its organizational documents, (iii) setting forth the incumbency of its officer(s) who may sign such Loan Docu-ments, including therein a signature specimen of such officer(s), and (iv) attaching a certificate of good standing of the Secretary of State of the State of its incorporation and each of the jurisdictions listed on Schedule 5.1, in each case to the extent such certificate of good standing is available.

                 B.    Guaranty

                       Each of the Parent, Tiffany, Tiffany International
            and Tiffany Japan shall have delivered to the Administrative Agent a guaranty, dated as of the date hereof, executed by such Credit Party and in the form of Exhibit N (as the same may be amended, supplemented or otherwise modified from time to time, the "Guaranty").

                 C.    Approvals

                       The  Administrative Agent shall have received evi-
            dence reasonably satisfactory to it that all approvals and consents of all Governmental Authorities, and all approvals and all consents of all other Persons, in each case which are required to be obtained in connection with the consummation of the transactions contemplated by the Loan Documents have been obtained and that all required notices have been given, and the Administrative Agent shall have received a certificate, in all respects reasonably satisfactory to the Administrative Agent, of the Responsible Officer to the foregoing effect to the best knowledge of such officer.

                 D.    Litigation

                       There  shall be  no injunction,  writ, preliminary





            restraining order or other order of any nature issued by any Governmental Authority in any respect affecting any Loan
            Document or any transaction contemplated by the Loan Documents, and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending seeking to prevent or delay any of the foregoing or challenging any term or provision thereof or seeking any damages in connection therewith, and the Administrative Agent shall have received a certificate, in all respects reasonably satisfactory to the Administrative Agent, of the executive officers or analogous counterparts of the Parent to the foregoing effect to the best knowledge of such officer.

                 E.    Approval of Special Counsel

                       All legal  matters incident  to the making  of the
            Loans on the first Borrowing Date shall be reasonably satis-factory to Special Counsel, and the Administrative Agent shall have received from Special Counsel an opinion, dated the first Borrowing Date, substantially in the form of Exhibit P.

                 F.    Opinion of Counsel to the Borrowers and the Parent

                       (a) The Administrative  Agent shall have  received
            an opinion of Scott A. Klion, Esq., Associate General Counsel to the Parent and counsel to the Domestic Borrowers, dated the first Borrowing Date, substantially in the form of Exhibit O-1.

                       (b) The Administrative Agent shall  have received,
            in respect of each Borrower which is not a Domestic Borrower, an opinion of local foreign counsel, reasonably satisfactory to the Administrative Agent, to such Borrower, dated the first Borrowing Date, substantially in the form of Exhibit O-2.

                 G.    Existing Indebtedness

                       All Indebtedness set  forth on Schedule 5.7  shall
            have been paid in full, all Liens, if any, securing the same shall have been terminated, and the Administrative Agent shall have received satisfactory evidence of the foregoing.

                 H.    Payment of Fees

                       The Parent  and the  Borrowers shall have  paid to
            the Issuing Bank, the Swing Line Lender, the Administrative Agent, the Arranging Agent and the Lenders all fees and all expenses which they shall have agreed to pay, to the extent such fees and expenses shall have become payable on or prior to the first Borrowing Date, and shall have paid the reason-able fees and disbursements of Special Counsel in connection with such agreement to the extent billed therefor.





                 I.    Other Documents

                       The Administrative Agent shall have  received such
            other documents (including financial statements and projec-tions), each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall reasonably require in connection with the making of the first Loans and the issuance of the first Letters of Credit.


             VI. CONDITIONS OF LENDING - ALL LOANS AND LETTERS OF CREDIT

                 The obligation of each Lender to make each Loan, the ob-
            ligation of the  Swing Line  Lender to make  each Swing  Line
            Loan and the obligation of the Issuing Bank to issue each Letter of Credit is subject to the fulfillment of the following conditions precedent:

                 A.    Compliance

                       On each Borrowing Date, and after giving effect to
            the Loans to be made, and the Letters of Credit to be issued, on such Borrowing Date, (a) there shall exist no Default or Event of Default and (b) the representations and warranties contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date except to the extent that any representation or warranty under Section 4.1 expressly relates to an earlier date.

                 B.    Loan Closings

                       All documents required  by the provisions of  this
            Agreement to have been executed or delivered by each Credit Party to the Administrative Agent, the Issuing Bank, the Swing Line Lender or any Lender on or before the applicable Borrowing Date shall have been so executed or delivered on or before such Borrowing Date.

                 C.    Borrowing or Letter of Credit Request

                       The  receipt  by  the  Administrative  Agent of  a
            Notice of Borrowing, in the case of such Loan, or a Letter of Credit Request, in the case of a Letter of Credit, executed by the Parent and the applicable Borrower making such request.

                 D.    Other Documents

                       The Administrative Agent  shall have received such
            other documents (including financial statements and projec-tions), each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall reasonably require in connection with the making of the Loans





            and the issuance of  the Letters of Credit on  such Borrowing
            Date.


            VII. AFFIRMATIVE AND FINANCIAL COVENANTS

                 The  Parent agrees that, so long as any Loan Document is
            in effect, any Loan, Letter of Credit or reimbursement obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender or the Administrative Agent, the Parent will:

                 A.    Legal Existence

                       Except as  may otherwise be  permitted by Sections
            8.4, 8.5 and 8.6, maintain, and cause each of its Subsidiaries to maintain, (a) its corporate or partnership existence, as the case may be, and (b) such existence in good standing in the jurisdiction of its incorporation or for-mation and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse effect; provided however, that subject to Section 8, nothing in this Section 7.1 shall prevent the abandonment or termination of the corporate existence or good standing of any Subsidiary of the Parent (other than Tiffany, Tiffany International and Tiffany Japan) in any jurisdiction if (i), in the reasonable judgment of the Parent and such Subsidiary, such abandonment or termination is in the best interest of the Parent and its Subsidiaries taken as a whole and would not have a Material Adverse effect and (ii) such Subsidiary, at the time of such abandonment or termination, has no obligations, contingent or otherwise, under any Loan Documents to any Lender, the Swing Line Lender, the Issuing Bank or the Administrative Agent.

                 B.    Taxes

                       Pay and discharge when due,  and cause each of its
            Subsidiaries so to do, all taxes, assessments, governmental charges, license fees and levies upon or with respect to the Parent and such Subsidiary, and upon the income, profits and Property thereof unless, and only to the extent, that (a) such taxes, assessments, governmental charges, license fees and levies shall be contested in good faith and by ap-propriate proceedings diligently conducted by the Parent or such Subsidiary, and (b) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

                 C.    Insurance

                       Maintain,  and cause  each of its  Subsidiaries to
            maintain, insurance with financially sound insurance carriers





            against at least such risks, and in at least such amounts, as are usually insured against by similar businesses, including business interruption, public liability (bodily injury and property damage), fidelity, workers' compensation (where required) and property insurance, upon request a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof, and the Property and risks covered thereby; except that the Parent or any of its Subsidiaries may effect workers' compensation or similar insurance in respect of operations in any jurisdiction either through an insurance fund operated by such jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws and good business practice.

                 D.    Performance of Obligations

                       Pay  and  discharge promptly  when due,  and cause
            each of its Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to
            (a) have a Material Adverse effect, or (b) become a Lien on the Property of the Parent or any of its Subsidiaries, except those Liens permitted under Section 8.3, provided that nei-ther the Parent nor such Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such In-debtedness, obligation or claim so long as (i) the validity thereof shall be contested in good faith and by appropriate proceedings diligently conducted by the Parent or such Sub-sidiary, and (ii) such reserve or other appropriate provision as shall be required by GAAP shall have been made therefor.

                 E.    Condition of Property

                       Except for  ordinary wear and tear,  at all times,
            maintain, protect and keep in good repair, working order and condition, all Property used in the operation of its business (other than Property which is replaced with similar Property), except (i) to the extent that the failure so to do would not, individually or in the aggregate, have a Material Adverse effect, and cause each of its Subsidiaries so to do and (ii) as permitted under Sections 8.3 and 8.4.

                 F.    Observance of Legal Requirements

                       Observe and comply  in all material respects,  and
            cause each of its Subsidiaries so to do, with all laws, ordi-nances, orders, judgments, rules, regulations, certifica-tions, franchises, permits, licenses, directions and require-ments of all Governmental Authorities, which now or at any time hereafter may be applicable to it or to such Subsidiary, a violation of which could reasonably be expected to have a Material Adverse effect.





                 G.    Financial Statements and Other Information

                       Maintain, and  cause each  of its  Subsidiaries to
            maintain, a standard system of accounting in accordance with GAAP, and furnish to each Lender:

                       (a) As soon as available and, in any event, within
            105 days after the close of each fiscal year, a copy of (i) the Balance Sheet as of the end of such fiscal year, of the Parent on a Consolidated basis, and (ii) the related State-ments of Income, Cash Flows and Shareholder's Equity for such fiscal year, of the Parent on a Consolidated basis, set-ting forth in each case in comparative form the corresponding figures in respect of the previous fiscal year, all in reasonable detail, and accompanied by, in the case of such Consolidated financial statements, a report of the Account-ants, which report shall state that (A) the Accountants au-dited such Consolidated financial statements, (B) such audit was made in accordance with generally accepted auditing standards in effect at the time and provides a reasonable basis for such opinion, and (C) said Consolidated financial statements have been prepared in accordance with GAAP;

                       (b) Simultaneously with the delivery of the certi-
            fied statements required by clause (a) above, copies of a certificate of such Accountants stating that, in making the examination necessary for their audit of the Consolidated financial statements of the Parent for such fiscal year, nothing came to their attention of a financial or accounting nature that caused them to believe that there shall have oc-curred any condition or event which would constitute a Default or an Event of Default, or, if so, specifying in such certificate all such Defaults and Events of Default and the nature and status thereof;

                       (c) As soon as available,  and in any event within
            50 days after the end of each of the first three fiscal quar-ters, and 105 days after the end of the last fiscal quarter, of each fiscal year, a  copy of (i) the Balance Sheet,  as of the end of such quarter, of the Parent on a Consolidated basis and (ii) the related Statements of Income, Cash Flows and Shareholder's Equity, of the Parent on a Consolidated basis for (x) such quarter, and (y) the period from the be-ginning of the then current fiscal year to the end of such quarter, in each case in comparative form with the prior fiscal year, all in reasonable detail and prepared in accordance with GAAP (without footnotes and subject to year-end adjustments), together with a certificate of the Responsible Officer, which certificate shall state that all
            such  financial  statements   fairly  present  the  financial
            condition and results of operations of the Parent and its Subsidiaries and have been prepared in accordance with GAAP
            (but without footnotes and subject to year-end adjustments);





                       (d) Notwithstanding anything to the  contrary con-
            tained herein, the Parent may satisfy its obligation to fur-nish (i) the Consolidated financial statements referred to in clause (a) above by furnishing, as soon as available, and in any event within 105 days after the end of the applicable fiscal year, a copy of the annual audited Consolidated financial statements of the Parent and its Subsidiaries prepared in conformity with GAAP and as filed with the SEC for such fiscal year, and (ii) the Consolidated financial statements referred to in clause (c) above by furnishing, as soon as available, and in any event within 50 days after the end of the applicable fiscal quarter, copies of the Consolidated financial statements of the Parent and its Subsidiaries as filed with the SEC for the applicable fiscal quarter;

                       (e) Simultaneously with the delivery of the finan-
            cial statements required by clauses (a), (c) and (d) above, a certificate of the Responsible Officer certifying that to the best of his knowledge no condition or event has occurred which would constitute a Default or an Event of Default, or if so, specifying in such certificate all such violations, conditions and events and the nature and status thereof;

                       (f) Within 45 days  after the end  of each of  the
            first three fiscal quarters, and within 90 days after the end of the last fiscal quarter, of each fiscal year, a Compliance Certificate, as of the end of such fiscal quarter, certified by the Responsible Officer;

                       (g) As soon as available,  and in any event within
            two Business Days after any downgrade or withdrawal by either S&P or Moody's of the senior unsecured long term debt Rating assigned to the Parent, written notice to the Administrative Agent and each Lender thereof, and the effective date thereof, in each case certified by the Responsible Officer;

                       (h) Prompt written  notice upon the Parent  or any
            of its Subsidiaries obtaining knowledge that: (i) any In-debtedness of the Parent or any of its Subsidiaries in an aggregate amount in excess of $5,000,000 shall have been declared or become due and payable prior to its stated maturity, or called and not paid when due, or required to be purchased or otherwise acquired by the Parent or any of its Subsidiaries prior to its stated maturity, and whether such acceleration shall have been rescinded or annulled, or (ii) the holders of any notes, or other evidence of Indebtedness, certificates or securities evidencing any such Indebtedness, or any obligees with respect to any other Indebtedness of the Parent or any of its Subsidiaries, have the right to declare Indebtedness in an aggregate amount in excess of $5,000,000 due and payable prior to its stated maturity or have the right to require the Parent or any of its Subsidiaries to purchase or otherwise acquire any such Indebtedness prior to





            its stated maturity and whether such right shall have been waived;

                       (i) Prompt  written notice  of: (i)  any citation,
            summons, subpoena, order to show cause or other order naming the Parent or any of its Subsidiaries a party to any proceed-ing before any Governmental Authority which could reasonably be expected to have a Material Adverse effect, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise or other autho-rization issued to the Parent or any of its Subsidiaries by any Governmental Authority, (iii) any refusal by any Govern-mental Authority to renew or extend any license, permit, franchise or other authorization, and (iv) any dispute between the Parent or any of its Subsidiaries and any Gov-ernmental Authority, which lapse, termination, refusal or dispute, referred to in clause (ii), (iii) or (iv) above, could reasonably be expected to have a Material Adverse ef-fect;

                       (j) Promptly  upon  becoming available,  copies of
            all regular, periodic or special reports, schedules, proxy statements, registration statements, 10-Ks, 10-Qs and 8-Ks which the Parent or any of its Subsidiaries may now or here-after be required to file with or deliver to any securities exchange or the SEC, and copies of all material news releases sent to financial analysts;

                       (k) Prompt written  notice in the  event that  the
            Parent or any  of its  Subsidiaries knows, or  has reason  to know, that (i) any Termination Event with respect to a Pension Plan has occurred or will occur, (ii) any condition
            exists  with  respect   to  a  Pension  Plan  (other  than  a
            Multiemployer  Plan)  which  presents  a  material   risk  of
            termination of such Pension Plan by the PBGC, imposition of an excise tax on the Parent, any of its Subsidiaries or any ERISA Affiliate or the requirement that the Parent, any of its Subsidiaries or any ERISA Affiliate provide security to any Pension Plan, (iii) the Parent, any of its Subsidiaries or any ERISA Affiliate has applied for a waiver of the minimum funding standard under Section 412 of the Code with respect to a Pension Plan, (iv) the aggregate amount of the Unfunded Pension Liabilities under all Pension Plans (other than Multiemployer Plans) has increased to an amount in excess of $2,000,000, (v) the aggregate amount of Un-recognized Retiree Welfare Liability under all applicable Em-ployee Benefit Plans has increased to an amount in excess of $2,000,000, (vi) the Parent, any of its Subsidiaries or any ERISA Affiliate has engaged in a Prohibited Transaction with respect to an Employee Benefit Plan, (vii) the imposition of a tax upon the Parent or any of its Subsidiaries under Sec-tion 4980B(a) of the Code, or (viii) the assessment of a civil penalty under Section 502(c) of ERISA against the





            Parent or any of its Subsidiaries, or (ix) any condition with respect to a Multiemployer Plan exists which presents a risk of material liability to the Parent or any of its Subsidiaries or would reasonably be expected to have a Material Adverse effect, in each case together with a certificate of the Responsible Officer setting forth the details of such event and the action which the Parent, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto, together with a copy of all notices and fil-ings with respect thereto;

                       (l) Prompt written notice  in the  event that  the
            Parent, any of its Subsidiaries or any ERISA Affiliate shall receive a demand letter from the PBGC notifying the Parent, such Subsidiary or such ERISA Affiliate of any final decision finding liability of the Parent, any of its Subsidiaries or any ERISA Affiliate and the date by which such liability must be paid, together with a copy of such letter and a certificate of the Responsible Officer setting forth the action which the Parent, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;

                       (m) Promptly upon the same becoming available, and
            in any event by the date such amendment is adopted, a copy of any Pension Plan amendment that the Parent, any of its Subsidiaries or any ERISA Affiliate proposes to adopt which would require the posting of security under Section 401(a)(29) of the Code, together with a certificate of the Responsible Officer setting forth the reasons for the adoption of such amendment and the action which the Parent, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;

                       (n) As soon as  possible and in  any event by  the
            10th day after any required installment or other payment under Section 412 of the Code owed to a Pension Plan by the Parent, any of its Subsidiaries or any ERISA Affiliate shall have become due and owing and remain unpaid a copy of the notice of failure to make required contributions provided to the PBGC by the Parent, any of its Subsidiaries or any ERISA Affiliate under Section 412(n) of the Code, together with a certificate of the Responsible Officer setting forth the action which the Parent, such Subsidiary or such ERISA Affiliate proposes to take with respect thereto;

                       (o) If the termination  of any Pension  Plan would
            result in the imposition of any tax under Section 4980 of the
            Code, then  as soon as possible, but in no event less than 60 days before the due date of the tax, a certificate of the Responsible Officer setting forth the estimated amount of the tax, any  reversion, and  the proposed use  of the  reversion
            (this   Section  7.7(o)   shall   apply   to  a   transaction
            notwithstanding a reduction or complete elimination of the tax because of the operation of either Sections 4980(d) or





            420(a)(3)(A) of the Code);

                       (p) Upon  a  Responsible  Officer  becoming  aware
            thereof, prompt written notice that a material contribution required to be made to any Foreign Pension Plan has not been timely made, the failure of which would reasonably be expected to have a Material Adverse effect;

                       (q) Upon  a  Responsible  Officer  becoming  aware
            thereof, prompt written notice of the occurrence of (i) each Default, (ii) each Event of Default, and (iii) each Material Adverse change;

                       (r) Promptly upon  receipt thereof, copies  of all
            audit reports relating to the Parent or any of its Subsidiaries submitted by the Accountants in connection with each annual, interim or special audit of the books of the Parent or any of its Subsidiaries; and

                       (s) Promptly upon request therefor, such other in-
            formation and reports regarding the business, condition (fi-nancial or otherwise), property or prospects of the Parent and its Subsidiaries, as the Administrative Agent or any Lender at any time or from time to time may reasonably re-quest.

                 H.    Inspection

                       At all reasonable times, upon reasonable prior no-
            tice, permit representatives of the Administrative Agent or any Lender to visit the offices of the Parent or each of its Subsidiaries, to examine the books and records thereofand Ac-countants' reports relating thereto, and to make copies or extracts therefrom, to discuss the affairs of the Parent or each of its Subsidiaries with the respective officers thereof, and to examine and inspect the Property of the Parent or each of its Subsidiaries and to meet and discuss the affairs of the Parent and each of its Subsidiaries with the Accountants.

                 I.    Authorizations

                       Maintain  and cause  each of  its Subsidiaries  to
            maintain, in full force and effect, all copyrights, patents, trademarks, trade names, franchises, licenses, permits, ap-plications, reports, and other authorizations and rights, as are necessary for theconduct from time to time of their busi-nesses, except to the extent the failure so to maintain such items, individually or in the aggregate, could not reasonably be expected to have a Material Adverse effect.

                 J.    Subsidiaries

                       (a) At   all   times    maintain   (directly    or





            indirectly), beneficially and of record, (i) at least 51% of the voting control of, and at least 51% of the equity in, Tiffany & Co. K.K., and (ii) 100% of the voting control of, and 100% of the equity in, each other Subsidiary Borrower.

                       (b) Except  as set forth on Schedule 4.1 or as may
            otherwise be permitted by Sections 8.4, 8.5 and 8.6, at all times maintain (directly or indirectly), beneficially and of record, 100% of the voting control of, and 100% of the equity in, each of its other Subsidiaries.

                 K.    Leverage Ratio

                       At  all times  have a  Leverage Ratio  not greater
            than 0.55:1.00.

                 L.    Interest Coverage Ratio

                       At  all  times  have  an Interest  Coverage  Ratio
            greater than 2.50:1.00.


            VIII.      NEGATIVE COVENANTS

                 The  Parent agrees that, so long as any Loan Document is
            in effect, any Loan, Letter of Credit or reimbursement obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding and unpaid, or any other amount is owing under any Loan Document to any Lender, the Swing Line Lender or the Administrative Agent, the Parent shall not, directly or indirectly:

                 A.    Indebtedness

                       Create, incur,  assume or suffer to  exist any In-
            debtedness, or  permit  any of  its  Subsidiaries so  to  do,
            except   any  one   or  more  of   the  following   types  of
            Indebtedness: (a) Indebtedness under  the Loan Documents, (b)
            Indebtedness  of  the  Subsidiaries   of  the  Parent  in  an
            aggregate principal  amount not  in excess of  $25,000,000 at any one  time outstanding (i)  in respect of  capital leases,
            (ii) secured by Liens on Property acquired by any such Subsidiary after the date hereof provided that such Liens are in existence on the date of such acquisition and were not placed on such Property in contemplation of such acquisition,
            and  (iii)   other  purchase   money   Indebtedness  of   the
            Subsidiaries of the Parent, provided that, in each case under this clause (b), the Lien securing such Indebtedness is per-mitted by Section 8.3, (c) Indebtedness set forth on Schedule
            8.1 and  any refinancings, extensions and   renewals thereof,
            (d) Indebtedness set forth on Schedule 5.7, provided that it will be repaid in full simultaneously with the making of the Loans on the first Borrowing Date, (e) Intercompany Debt, (f) other Indebtedness of the Subsidiaries of the Parent in an





            aggregate principal amount at any one time outstanding not to exceed $10,000,000, provided that immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist, (g) Indebtedness of the Parent, provided that immediately before and after giving effect to the creation, incurrence or assumption of such Indebtedness no Default or Event of Default shall or would exist, and (h) Indebtedness in the form of a deferred payable of Tiffany to Mitsukoshi Limited in the principal amount of 2.5 billion Japanese yen.

                 B. Interest Rate Protection Arrangements and Other Hedging Arrangements

                       Create, incur,  assume or suffer to  exist any in-
            debtedness under or in respect of any Interest Rate Protection Arrangement or any Other Hedging Arrangement, or permit any of its Subsidiaries so to do, except (i) foreign currency purchased put options and forward exchange contracts intended to reduce the risk on foreign currency denominated transactions and (ii) interest rate swap agreements to modify the interest rate characteristics of up to $100,000,000 notional principal amount of Indebtedness.

                 C.    Liens

                       Create, incur, assume or  suffer to exist any Lien
            against or on any Property now owned or hereafter acquired by the Parent or any of its Subsidiaries, or permit any of its Subsidiaries so to do, except any one or more of the following types of Liens: (a) Liens in connection with work-
            ers' compensation, unemployment insurance or other social security obligations (which phrase shall not be construed to refer  to  ERISA or  the  minimum  funding obligations  under
            Section 412 of the Code), (b) Liens to secure the performance of bids, tenders, letters of credit, contracts (other than contracts for the payment of Indebtedness), leases, statutory obligations, surety, customs, appeal, performance and payment bonds and other obligations of like nature, in each such case arising in the ordinary course of business, (c) mechanics',
            workmen's,    carriers',    warehousemen's,    materialmen's,
            landlords', or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith and by ap-propriate proceedings diligently conducted, (d) Liens for taxes, assessments, fees or governmental charges the payment of which is not required by Section 7.2, (e) easements, rights of way, restrictions, leases of Property to others, easements for installations of public utilities, title imper-
            fections  and  restrictions,   zoning  ordinances  and  other
            similar   encumbrances  affecting   Property  which   in  the
            aggregate do not materially impair its use for the operation of the business of the Parent or such Subsidiary, (f) Liens set forth on Schedule 8.3 and any renewal thereof, (g) Liens





            under capital leases and Liens on Property (including, in the event such Property constitutes capital stock of a newly acquired Subsidiary of the Parent, Liens on the Property of such Subsidiary) hereafter acquired and either existing on such Property when acquired, or created contemporaneously with such acquisition, to secure the payment or financing of the purchase price thereof, provided that such Liens attach only to the Property so purchased or acquired and provided further that the Indebtedness secured by such Liens is permitted by Section 8.1(b), (h) Liens created under the Loan Documents, (i) statutory Liens in favor of lessors arising in connection with Property leased to the Parent or any of its Subsidiaries, (j) Liens of attachments, judgments or awards against the Parent or any of its Subsidiaries with respect to which an appeal or proceeding for review shall be pending or a stay of execution shall have been obtained, or which are otherwise being contested in good faith and by appropriate proceedings diligently conducted, and in respect of which adequate reserves shall have been established in accordance with GAAP on the books of the Parent or such Subsidiary, and
            (k) Intercompany Liens.

                 D.    Dispositions

                       Make any Disposition or  permit any of its Subsid-
            iaries so  to do, except  any one  or more of  the following:
            (a) Dispositions of any Investments permitted under Sections 8.7(a), (b), (c), (d) or (e), (b) Intercompany Dispositions,
            (c) Dispositions in the ordinary course of business (including the disposition of closed stores and the disposition of certain New Jersey facilities in connection with the consolidation of such facilities' operations into a new facility to be constructed and leased in Parsippany, New Jersey), and (d) other Dispositions of Property having a fair market value which, when aggregated with the fair market value of all other Dispositions of Property (other than Dispositions described in the preceding clauses (a), (b) and
            (c) made on and after the Effective Date, would not exceed $75,000,000 on a Consolidated basis, provided, however, that immediately before and after giving effect thereto, no Default or Event of Default shall or would exist.

                 E.    Merger or Consolidation, Etc.

                       (a) Consolidate with,  be  acquired by,  or  merge
            into or with any Person, or convey or otherwise transfer all or substantially all of its Property, or permit any of its Subsidiaries so to do, except that:

                           (i)  any  of  its   wholly-owned  Subsidiaries
            (other than a Borrower) may consolidate with or merge with any of its other Subsidiaries (other than a Borrower), or convey or transfer all or substantially all of its Property to any of its other wholly-owned Subsidiaries (other than a





            Borrower), provided that (x) immediately before and after giving effect thereto no Default or Event of Default shall or would exist and (y) the Administrative Agent shall have received 15 Business Days' prior written notice thereof, and

                           (ii) any of its wholly-owned  Subsidiaries may
            consolidate with or merge with any Subsidiary Borrower, or convey or transfer all or substantially all of its Property to any Subsidiary Borrower, provided that (w) immediately before and after giving effect thereto no Default or Event of Default shall or would exist, (x) such Subsidiary Borrower shall be the survivor of such consolidation or merger, (y) the Administrative Agent shall have received 15 Business Days' prior written notice of such consolidation, merger, conveyance or transfer, and (z) the Administrative Agent shall have received such documents, opinions and certificates as the Administrative Agent shall have reasonably requested in connection therewith.

                 F.    Acquisitions

                       Make any  Acquisition, or  permit any of  its Sub-
            sidiaries so to do, except any one or more of the  following:
            (a) Acquisitions of Investments permitted by Section 8.7, (b) Intercompany Acquisitions permitted by Section 8.5, and (c) Acquisitions by the Parent or any of its Subsidiaries, provided that (i) immediately before and after giving effect to each such Acquisition no Default or Event of Default shall or would exist, (ii) immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Section 4 shall be true and correct as if then made except to the extent that any representation or warranty under Section 4.1 expressly relates to an earlier date, and
            (iii) the aggregate consideration paid for all such Acquisitions shall not exceed $50,000,000.

                 G.    Investments

                       Any  time hold,  purchase, invest in  or otherwise
            acquire any derivative product or any interest therein or any debt security or Stock  of, or any other equity  interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital con-tribution or otherwise, in any Person (all of which are some-
            times referred to herein as "Investments"), or permit any  of its Subsidiaries so to do, except any one or more of the fol-lowing Investments: (a) Investments in short-term direct ob-ligations of the United States of America (and not the agen-
            cies  or  instrumentalities   thereof),  (b)  Investments  in
            short-term debt securities of any issuer, provided that the principal thereof and interest thereon is unconditionally guaranteed by the United States of America (and not the agen-cies or instrumentalities thereof), (c) Investments in short-





            term certificates of deposit, in Dollars, of any Lender or any other depository institution chartered under the laws of the United States of America or any State thereof the deposits of which are insured by the Federal Deposit Insurance Corporation and which has capital and undivided surplus of not less than $500,000,000, (d) Investments in commercial paper having a commercial paper rating of not lower than (i) A-1 by S&P, or (ii) P-1 by Moody's, (e) Investments existing on the date hereof and set forth on
            Schedule 8.7, (f) Investments in Intercompany Debt, (g) Investments in the Parent or any Subsidiary or any Person who immediately thereafter becomes a Subsidiary, (h) Investments from the net cash proceeds received from the issuance of additional shares of the Parent's capital stock, (i) Acquisitions permitted by Section 8.6, (j) Investments in short-term certificates of deposit or similar instruments, in any Currency other than Dollars, of any bank which has capital and undivided surplus of not less than the equivalent of $1,000,000,000, and (k) additional Investments in an aggregate amount not exceeding $5,000,000 or the equivalent thereof.

                 H.    Restricted Payments

                       Make any  Restricted Payment or permit  any of its
            Subsidiaries so to do, except any one or more of the following Restricted Payments: (a) any direct or indirect wholly-owned Subsidiary of the Parent may make dividends or other distributions to the Parent or to any other direct or indirect wholly-owned Subsidiary of the Parent, and (b) the Parent may make regular periodic dividends at a rate which is substantially consistent with past practice, provided that immediately before and after giving effect thereto, no Default or Event of Default shall or would exist.

                 I.    Limitation on Upstream Dividends by Subsidiaries

                       Permit, cause  or suffer to exist, any of its Sub-
            sidiaries to enter into or agree, or otherwise be or become subject, to any agreement, contract or other arrangement (other than this Agreement) with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from declaring or paying any cash dividends on any class of its stock owned directly or indirectly by the Parent or any of its other Subsidiaries or from making any other dis-tribution on account of any class of any such stock (herein referred to as "Upstream Dividends"), or (b) the declaration or payment of Upstream Dividends by a Subsidiary of the Parent to the Parent or another Subsidiary of the Parent, on an annual or cumulative basis, is or would be otherwise limited or restricted.

                 J.    Transactions with Affiliates





                       Become, or  permit any of its  Subsidiaries to be-
            come, a party to any material transaction with any Affiliate of the Parent on a basis less favorable in any material re-spect than if such transaction were not with an Affiliate of the Parent.

            IX.  DEFAULT

                 A.    Events of Default

                       The following shall  each constitute an  "Event of
            Default" hereunder:

                       (a) The  failure  of  any  Borrower  to  make  any
            principal payment on any Loan or any reimbursement payment in respect of any Letter of Credit when due and payable; or

                       (b) The failure of any Borrower to make payment of
            any installment of interest on any Loan or any fee or other amount payable under or in respect of any Loan Document on the date when due and payable and such default shall continue unremedied for a period of three Business Days after the same shall have become due; or

                       (c) The failure  of the Parent or  any Borrower to
            observe  or perform  any covenant  or agreement  contained in
            Section 2.18, 7.1(a), 7.11 or 7.12, or in Section 8; or

                       (d) The failure  of the Parent or  any Borrower to
            observe or perform any other covenant or agreement contained in this Agreement, and such failure shall have continued unremedied for a period of 30 days after any Responsible Officer shall have become aware of such failure; or

                       (e) Any representation  or warranty of  any Credit
            Party (or of any of its officers on its behalf) made in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered on or after the date hereof pursuant to any Loan Document, shall in any such case prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

                       (f) (i) Liabilities and/or other obligations in an
            aggregate amount in excess of $5,000,000 of the Parent or any of its Subsidiaries on a Consolidated basis (other than the obligations hereunder and Intercompany Debt), whether as principal, guarantor, surety or other obligor, for the pay-ment or purchase of any Indebtedness, (A) shall become or shall be declared to be due and payable prior to the expressed maturity thereof (unless such acceleration shall have thereafter been unconditionally rescinded or annulled prior to the time that the Aggregate Commitment has been terminated or the Loans have become or been declared due and





            payable), or (B) shall not be paid when due or within any grace period for the payment or purchase thereof, or (ii) any holder of any such obligations shall have the right to declare the Indebtedness evidenced thereby due and payable or to require the purchase of the Indebtedness evidenced thereby prior to its stated maturity (unless such right shall thereafter have been unconditionally waived prior to the time such holder shall have declared such Indebtedness due and payable or required the purchase of such Indebtedness); or

                       (g) The  Parent or  any of its  Subsidiaries shall
            (i) suspend or discontinue its business (except as may oth-erwise be expressly permitted herein), or (ii) make an as-signment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evi-denced), or (vii) file any petition or answer seeking for it-self any reorganization, arrangement, composition, readjust-ment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any such pro-ceeding filed against it which remains undismissed for a pe-riod of 45 days, or (x) file any answer admitting or not con-testing the material allegations of any such petition filed against it, or of any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains unstayed and in effect for 45 days; or

                       (h) An order for relief is entered under the bank-
            ruptcy or insolvency laws of any jurisdiction and continues unstayed and in effect for a period of 60 days (i) adjudging the Parent or any of its Subsidiaries as bankrupt or insol-vent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of, or in respect of the Parent or any of its Subsidiaries under the bankruptcy or insolvency laws of any jurisdiction, or (iii) appointing a receiver, liquidator, as-signee, trustee, custodian, sequestrator (or other similar official) of the Parent or any of its Subsidiaries or of any substantial part of the Property of any thereof, or (iv) or-dering the winding up or liquidation of the affairs of the Parent or any of its Subsidiaries and any such decree or order continues unstayed and in effect for a period of 60 days; or





                       (i) Judgments or decrees in an aggregate amount in
            excess of $5,000,000 on a Consolidated basis against the Par-ent or any of its Subsidiaries (except to the extent covered by insurance, provided that each applicable insurance company has expressly assumed responsibility with respect to the applicable underlying claim) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

                       (j) A Change of Control shall occur; or

                       (k) Any  license,  franchise,  permit, right,  ap-
            proval or agreement of the Parent or any of its Subsidiaries to own or operate any Operating Entity owned or operated by the Parent or such Subsidiary is not renewed, or is suspended or revoked, and the non-renewal, suspension or revocation is irrevocable and not subject to appeal or challenge and would have a Material Adverse effect; or

                       (l) (i) any Termination Event shall occur with re-
            spect to any Pension Plan  (other than a Multiemployer Plan);
            (ii) any Accumulated Funding Deficiency in excess of $2,000,000, whether or not waived, shall exist with respect to any Pension Plan (other than a Multiemployer Plan); (iii) any Person shall engage in any Prohibited Transaction involv-ing any Employee Benefit Plan which would have a Material Adverse effect; (iv) the Parent, any of its Subsidiaries or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to a Pension Plan (including a Multiemployer Plan) under Title IV of ERISA and such non-payment would have a Material Adverse effect; (v) the imposition of any tax under Section 4980(B)(a) of the Code; (vi) the assessment of a civil penalty with respect to any Employee Benefit Plan under Section 502(c) of ERISA;
            (vii) any other event or condition shall occur or exist with respect to an Employee Benefit Plan which would have a Mate-rial Adverse effect; (viii) a contribution required to be made to a Foreign Pension Plan has not been timely made which would have a Material Adverse effect; or (ix) the Parent or any of its Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more Foreign Pension Plans which would have a Material Adverse effect; or

                       (m) (i) Any Loan Document shall cease to be in full force and effect, or an "Event of Default" shall have occurred under, and as such term is defined therein, or (ii) the failure of any Credit Party to observe or perform any ob-ligation on its part to be observed or performed under any Loan Document, and such failure shall have continued unremedied for a period of 30 days after any Responsible Officer shall have become aware of such failure, or any Credit Party shall disavow in writing any of its obligations thereunder.





                       Upon the  occurrence of an Event of  Default or at
            any time thereafter during the continuance thereof, (a) if such event is an Event of Default specified in clause (g) or
            (h) above, the Aggregate Commitments, the Swing Line Commit-ment, the Individual Currency Commitments and the Letter of Credit Commitment shall immediately and automatically termi-nate and the Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents shall immediately be-come due and payable, and the Parent and the applicable Letter of Credit Applicants shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Adminis-trative Agent, and the Administrative Agent may, and, upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the con-sent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by no-tice to the Parent (on behalf of all Borrowers), declare the Aggregate Commitments, the Swing Line Commitment, the Indi-vidual Currency Commitments and the Letter of Credit Commit-ment to be terminated forthwith, whereupon the Aggregate Com-mitments, the Swing Line Commitment, the Individual Currency Commitments and the Letter of Credit Commitment shall im-mediately terminate, and (ii) with the consent of the Required Lenders, the Administrative Agent may, and upon the direction of the Required Lenders shall, by notice of default to the Parent (on behalf of all Borrowers), declare the
            Loans, all accrued and unpaid interest thereon, any reimbursement obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Parent and the applicable Letter of Credit Applicants shall forthwith deposit an amount equal to the Letter of Credit Exposure in a cash collateral account with and under the exclusive control of the Administrative Agent, and the Administrative Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                       In the event that  the Aggregate Commitments,  the
            Swing  Line Commitment,  the Individual  Currency Commitments
            and the  Letter of Credit  Commitment shall have  been termi-
            nated or the Loans shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent and the Lenders from or
            on   behalf  of  any   Borrower  shall  be   applied  by  the





            Administrative Agent and the Lenders in liquidation of the Loans and the obligations of the Credit Parties under the Loan Documents in the following manner and order: (i) first, to the payment of interest on, and then the principal portion of, any Loans which the Administrative Agent may have ad-vanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Credit Parties; (ii) second, to the payment of any expenses due the Administrative Agent from the Credit Parties, (iii) third, to reimburse the Administrative Agent and the Lenders for any expenses (to the extent not paid pursuant to clause
            (ii) above due from the Parent and the Borrowers pursuant to the provisions of Section 11.5; (iv) fourth, to the payment of accrued Facility Fees, Letter of Credit Commissions and all other fees, expenses and amounts due under or in respect of the Loan Documents (other than principal and interest on the Loans and reimbursement obligations and interest thereon with respect to the Letters of Credit); (v) fifth, to the payment of interest due on the Loans and due on reimbursement obligations with respect to the Letters of Credit; (vi) sixth, to the payment of principal outstanding on the Loans and reimbursement obligations with respect to the Letters of Credit; and (vii) seventh, to the payment of any other amounts owing to the Administrative Agent and the Lenders un-der the Loan Documents.


            X.   THE ADMINISTRATIVE AGENT

                 A. Appointment

                       Each Lender hereby  irrevocably designates and ap-
            points BNY as the Administrative Agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes BNY, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any Loan Document, the Administrative Agent shall not have any duties or responsibilities other than those expressly set forth herein or therein, or any fiduciary relationship with the Issuing Bank, the Swing Line Lender or any Lender, and no implied covenants, functions, responsibilities, duties, obli-gations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

                 B. Delegation of Duties

                       The Administrative  Agent may  execute any  of its
            duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the ad-





            vice of counsel concerning all matters pertaining to such du-ties.

                 C. Exculpatory Provisions

                       Neither the  Administrative Agent  nor any of  its
            officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in con-nection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct), or
            (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Credit Parties or any officers of the Credit Parties con-tained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in con-nection with, the Loan Documents or for the value, validity, effectiveness, genuineness, perfection, enforceability or sufficiency of any of the Loan Documents or for any failure of the Credit Parties or any other Person to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to as-certain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of the Credit Parties. The Administrative Agent shall not be under any liability or responsibility what-soever, as Administrative Agent, to the Credit Parties or any other Person as a consequence of any failure or delay in per-formance, or any breach, by any Lender of any of its obliga-tions under the Loan Documents.

                 D. Reliance by Administrative Agent

                       The  Administrative  Agent  shall  be  entitled to
            rely, and shall be fully protected in relying, upon any writ-
            ing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, fax, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to any of the Credit Parties), independent accountants and other
            experts  selected  by  the  Administrative Agent.    The  Ad-
            ministrative Agent may treat each Lender, or the Person designated in the last notice filed with it under this Sec-
            tion, as the holder of all of the interests of such Lender in its Loans until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the  Administrative Agent) and by  the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been
            filed  with  the Administrative  Agent.    The Administrative





            Agent shall not be under any duty to examine or pass upon the validity, effectiveness, enforceability, perfection or genuineness of any of the Loan Documents or any instrument, document or communication furnished pursuant hereto or thereto or in connection herewith or therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Adminis-trative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request or direction of the Required Lenders, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon the Issuing Bank, the Swing Line Lender and all of the Lenders and all future holders of the Indebtedness of the Credit Parties under the Loan Documents.

                 E. Notice of Default

                       The Administrative  Agent shall  not be  deemed to
            have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice thereof from the Issuing Bank, the Swing Line Lender, any Lender, or any Credit Parties. In the event that the Administrative Agent receives such a notice, the Adminis-trative Agent shall promptly give notice thereof to the Issu-ing Bank, the Swing Line Lender and the Lenders. The Adminis-trative Agent shall take such action with respect to such De-fault or Event of Default as shall be directed by the Required Lenders, provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Issuing Bank, the Swing Line Lender and the Lenders.

                 F. Non-Reliance

                       The Issuing  Bank, the Swing Line  Lender and each
            Lender expressly acknowledges that neither the Administrative
            Agent nor any of  its respective officers, directors, employ-
            ees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to
            the Issuing Bank, the Swing Line  Lender or any Lender.   The
            Issuing Bank, the Swing Line Lender and each Lender repre-sents to the Administrative Agent that it has, independently





            and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to enter into this Agreement. The Issuing Bank, the Swing Line Lender and each Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Swing Line Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Issuing Bank, the Swing Line Lender and the Lenders by the Administrative Agent under the Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide the Issuing Bank, the Swing Line Lender or any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                 G. Indemnification

                       Each  Lender agrees to indemnify and reimburse the
            Administrative Agent in its capacity as such (to the extent not promptly reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), pro rata according to (i) at any time when no Loans are outstanding, its Commitment Percentage, or if no Commitments then exist, its Commitment Percentage on the last day on which Commitments did exist, and (ii) at any time when Loans are outstanding (x) if the Commitments then exist, its Commitment Percentage or (y) if the Commitments have been terminated or otherwise no longer exist, the percentage equal to the fraction (A) the numerator of which is the Credit Exposure of such Lender and (B) the denominator of which is the Aggregate Credit Exposure, from and against any and all liabilities, obligations, losses, damages, penalties, ac-tions, judgments, suits, costs, expenses or disbursements of any kind whatsoever including any amounts paid to the Lenders (through the Administrative Agent) by the Credit Parties pur-suant to the terms of the Loan Documents, that are subse-quently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including at any time following the payment of the Loans or the reimbursement obligations hereunder with respect to the Letters of Credit)





            be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Ad-ministrative Agent under or in connection with the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the finally adjudicated gross negligence or willful misconduct of the Administrative Agent. Without limitation of the fore-going, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its pro rata share (calculated as set forth in the first sentence of this Section) of any unpaid costs and expenses (including reasonable fees and expenses of counsel) payable by the Credit Parties under
            Section 11.5, to the extent that the Administrative Agent has not been reimbursed for such costs and expenses by the Credit Parties. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its pro rata share (as so calculated) of any amount required to be paid by the Lenders to the Administrative Agent as provided in this Section shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its pro rata share (as so calculated) of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender's pro rata share (as so calculated) of such amount. The agree-ments in this Section shall survive the payment of all amounts payable under the Loan Documents.

                 H. Administrative Agent in Its Individual Capacity

                       BNY and  its affiliates may make  loans to, accept
            deposits from, issue letters of credit for the account of, and generally engage in any kind of business with, the Credit Parties or any of the Subsidiaries of the Parent as though BNY were not the Issuing Bank, the Swing Line Lender or the Administrative Agent hereunder. With respect to the Commit-ment, the Swing Line Commitment, the Individual Currency Commitment and the Letter of Credit Commitment of BNY and the Loans made by BNY, and the Letters of Credit issued by BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Issuing Bank, the Swing Line Lender or the Administrative Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

                 I. Successor Administrative Agent

                       If at  any time the Administrative  Agent deems it
            advisable, in its sole discretion, it may submit to each of the Issuing Bank, the Swing Line Lender and each Lender a





            written notice of its resignation as Administrative Agent un-der the Loan Documents, such resignation to be effective upon the written acceptance of the duties of the Administrative Agent under the Loan Documents by a successor Administrative Agent appointed by the Required Lenders, provided, however, that if no such appointment is made and given within 30 days after the delivery of such notice of resignation, the Administrative Agent shall have the right to appoint a successor Administrative Agent. A successor Administrative Agent shall be a commercial bank organized under the laws of the United States of America or any State thereof and having a combined capital, surplus, and undivided profits of at least $500,000,000 and, provided that no Default or Event of Default shall exist, shall be reasonably satisfactory to the Parent. Upon the acceptance of any appointment as Ad-ministrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Credit Parties, the Issuing Bank, the Swing Line Lender and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.


            XI.  OTHER PROVISIONS

                 A. Amendments and Waivers

                       (a) With the written consent of the Required Lend-
            ers, the Administrative Agent, the Parent and the other ap-propriate Credit Parties may, from time to time, enter into written amendments, supplements or modifications of any of the Loan Documents and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Issuing Bank, the Swing Line Lender and the Lenders may execute and deliver to any such parties a written instrument waiving or granting a consent to a departure from, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of any of the Loan Documents or any Default or Event of Default and its con-sequences; provided, however, that:

                       (i) no such amendment, supplement, modification, waiver or consent shall increase or decrease the Commitment of any Lender without the consent of such Lender, or increase or decrease any Individual Currency Commitment of any Lender without the consent of such Lender;





                       (ii)   without the consent of all  of the Lenders,
            (A) extend the Maturity Date, (B) decrease the rate or extend the time of payment of interest of, or extend the time of payment or forgive the principal amount of, or change the pro rata allocation of payments under, any Loan or reimbursement obligation with respect to any Letter of Credit, (C) decrease or extend the time of payment of the Facility Fee or Letter of Credit Commissions, (D) change the provisions of Sections 2.14, 11.1 or 11.7(a), (E) change the definition of Required Lenders, (F) change the definition of Core Currencies so as to add any additional currency as a Core Currency, (G) re-lease the Guaranty, (H) change the several nature of the obligations of the Lenders under the Loan Documents, or (I) increase the Aggregate Commitments to an amount in excess of $160,000,000;

                       (iii) without  the written consent of  the Issuing
            Bank, no such amendment, supplement, modification or waiver shall change the Letter of Credit Commitment, change the amount or the time of payment of the Letter of Credit Commis-sions, or change any other term or provision which relates to the Letter of Credit Commitment or the Letters of Credit;

                       (iv) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment, change the amount or the time of payment of the Swing Line Loans or interest thereon or change any other term or provision which relates to the Swing Line Commitment or the Swing Line Loans; and

                       (v) without the written consent of the Administrative Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of Section 10 or otherwise change any of the rights or obligations of the Administrative Agent under the Loan Documents.

                       (b) Notwithstanding anything to the  contrary con-
            tained herein,  the Parent may  at any time  or from time  to time, at the Parent's sole cost and expense, request any Lender to increase its Commitment, or any other bank,
            insurance  company,  pension  fund,   mutual  fund  or  other
            financial institution (each a "Proposed Lender"; each such Proposed Lender to be reasonably satisfactory to the Swing
            Line  Lender   and  the  Issuing  Bank)  to   provide  a  new
            Commitment, by submitting a supplement to this Agreement to the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Credit Parties. If such supplement is in all respects satisfactory to it, the Administrative Agent, the Issuing Bank, the Swing Line Lender, the Parent, each other Credit Party and such Lender or Proposed Lender, as the case may be, shall each execute a copy thereof and deliver a copy thereof to the Administrative Agent, the Parent and such





            Lender or such Proposed Lender, as the case may be. Upon execution and delivery of such supplement, (i) in the case of such Lender, the amount of such Lender's Commitment shall be increased to the amount set forth in such supplement, (ii) in the case of such Proposed Lender, such Proposed Lender shall become a party hereto and shall for all purposes of this Agreement and the other Loan Documents be deemed a "Lender" with a Commitment and one or more Individual Currency Commit-ments in the respective amounts set forth in such supplement and (iii) in each case, the Commitments and the Commitment Percentages set forth in Exhibit A-1 and the Individual Com-mitments set forth in Exhibit A-2 shall be adjusted accord-ingly by the Administrative Agent and a new Exhibit A-1 and a new Exhibit A-2 shall be distributed by the Administrative Agent to the Parent (on behalf of all Borrowers) and each Lender; provided, however, that:

                       (x) immediately after giving  effect thereto,  the
            Aggregate Commitments shall not exceed $160,000,000; and

                       (y) notwithstanding anything to the  contrary con-
            tained in Section 11.7, if immediately after giving effect to the events described in Sections 11.1(b)(i) or 11.1(b)(ii), as the case may be, Revolving Loans shall or would be outstanding, then such Lender or such Proposed Lender, as the case may be, shall enter into a master assignment and acceptance agreement with the other Lenders in all respects reasonably satisfactory to the other Lenders, pursuant to which each other Lender shall sell, assign, transfer and negotiate to it a portion of its Revolving Loans necessary to reflect the Commitments as adjusted in accordance with
            Section 11.1(b)(iii).

                       (c) Any such  amendment, supplement,  modification
            or waiver pursuant to this Section 11.1 shall be binding upon the parties to the applicable agreement, all present and fu-ture Lenders and the Administrative Agent. In the case of any waiver, the parties to the Loan Documents, the Issuing Bank, the Swing Line Lender, the Lenders and the Administrative Agent shall be restored to their former position and rights thereunder to the extent provided for in such waiver, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of De-fault, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct.

                       (d) If any assignment made pursuant  to subsection
            (b)(y) above shall be made to any Proposed Lender and such Proposed Lender is not a U.S. Person, such Proposed Lender shall furnish such certificates, documents or other evidence to the Parent, the Borrowers, the Lenders and the Administra-tive Agent as shall be required by Section 2.13(e) or 2.13(f).





                 B. Notices

                       All notices  and  other communications  under  the
            Loan Documents shall be given to the parties hereto at the following addresses:

                       (i) if to the Parent or a Borrower, at its Address
            for Notices set forth on Exhibit S or as set forth on the ap-plicable Borrower Addendum;

                       (ii) if to any Lender, at its Address for No-tices set forth on Exhibit R;

                       (iii) if  to the Administrative Agent,  at its Ad-
            dress for Notices set forth on Exhibit Q;

                       (iv) if to  the Swing Line Lender,  at its Address
            for Notices set forth on Exhibit R;

                       (v) if to the Issuing Bank, at its Address for No-
            tices set forth on Exhibit R;

             or  in  any of  the foregoing  cases  at such  other address and/or to such other Person as a party hereto may hereafter specify for that purpose by written notice to the Parent, the Borrowers and the Administrative Agent. Such notices and other communications will be effective only if and when given in writing, and shall be deemed to have been given three (3) days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, at the applicable address specified above, or when delivered at the applicable address specified above, or when sent by telecopy addressed to the party to which such notice is directed at its address determined as provided above and receipt is confirmed, except that any notice, request or demand by the Parent or any Bor-rower to or upon the Administrative Agent, the Swing Line Lender, the Issuing Bank or the Lenders pursuant to Sections 2.3, 2.6, 2.9, 2.10, 2.11, 2.12 or 2.19 shall not be effec-
            tive until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by fax or other electronic means as fully as if originally signed.

                 C. No Waiver; Cumulative Remedies

                       No failure to exercise and no delay in exercising,
            on the part of the Administrative Agent, the Swing Line Lender, the Issuing Bank or any Lender, any right, remedy, power or privilege under the Loan  Documents shall operate as a waiver thereof; nor shall any single or partial exercise of
            any  right,  remedy,  power   or  privilege  under  the  Loan
            Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
            The rights,  remedies, powers  and privileges under  the Loan





            Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                 D. Survival of Representations and Warranties

                       All representations and warranties made  under the
            Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery thereof.

                 E. Payment of Expenses and Taxes

                       The  Parent and  each Borrower  (to the  extent of
            such other Borrower's Proportionate Share of the amount at issue) severally agrees, promptly upon presentation of a statement or invoice therefor, and whether any Loan is made, or any Letter of Credit is issued (i) to pay or reimburse the Administrative Agent for all of the Administrative Agent's out-of-pocket costs and expenses reasonably incurred in con-
            nection with the preparation  of the Loan Documents and   any
            amendment,   supplement  or  modification   (whether  or  not
            executed) to the Loan   Documents, any documents  prepared in
            connection therewith and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of Special Counsel, (ii) to pay or reimburse the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Lenders for all of their respective costs and expenses, including reasonable fees and disbursements of counsel, incurred in connection with (A) any Default or Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether consummated or not) of the obligations of the Parent and the Borrowers under the Loan Documents and (B) the enforcement of this Section, (iii) to pay, indemnify, and hold each Lender, the Swing Line Lender, the Issuing Bank and the Administrative Agent harm-less from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be pay-able in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (iv) to pay, indemnify and hold each Lender, the Swing Line Lender, the Issuing Bank and the Administrative Agent and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, pen-alties, actions, judgments, suits, costs, expenses or dis-bursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements) with respect to the enforcement and performance of the Loan Documents and the use of the proceeds of the Loans and the Letters of Credit





            (all the foregoing, collectively, the "indemnified li-abilities"); provided, however, that neither the Parent nor the Borrowers shall have any obligation hereunder to pay in-demnified liabilities to the Administrative Agent, the Swing Line Lender, the Issuing Bank or any Lender arising from the finally adjudicated gross negligence or willful misconduct of the Administrative Agent, the Swing Line Lender, the Issuing Bank or such Lender or claims between one indemnified party and another indemnified party. The agreements in this Section shall survive the termination of the Aggregate Com-mitments, the Swing Line Commitment, the Letter of Credit Commitment and the Individual Currency Commitments and the payment of all amounts payable under the Loan Documents.

                 F. Determination of Dollar Equivalent

                       For  purposes of  the Loan  Documents, the  Dollar
            Equivalent of each Alternate Currency Loan and each Letter of Credit designated in an Alternate Currency shall be recalculated (i) on the first day of each Borrowing/Issuance Period, (ii) on the date that the Agent shall have received a Bid Accept/Reject Letter accepting a Bid or a Negotiated Rate Confirmation, (iii) on each date that the Aggregate Commitments are, or the Swing Line Commitment or any Indi-vidual Currency Commitment is, reduced and (iv) on the last Business Day of each month unless the Dollar Equivalent was recalculated pursuant to clause (i), (ii) or (iii) during such month. The Dollar Equivalent for each Alternate Cur-rency Loan and each Letter of Credit designated in an Alternate Currency shall remain in effect until the same is recalculated by the Administrative Agent as provided above and notice of such recalculation is received by the Parent, it being understood that until such notice is received, the Dollar Equivalent shall be that Dollar Equivalent. The Administrative Agent shall promptly notify the Parent, the Issuing Bank, the Swing Line Lender and the Lenders of each such determination of the Dollar Equivalent for each Al-ternate Currency Loan and each Letter of Credit designated in an Alternate Currency.

                 G. Assignments and Participations

                       (a) This  Agreement and  the other  Loan Documents
            shall be binding upon and inure to the benefit of the Parent, the Borrowers, the Lenders, the Swing Line Lender, the Issuing Bank, the Administrative Agent, and their respective successors and assigns, except that neither the Parent nor the Borrowers may assign, delegate or transfer any of their rights or obligations under the Loan Documents without the prior written consent of the Administrative Agent, the Issuing Bank, the Swing Line Lender and each Lender.

                       (b) Except  as provided  in Section  11.1(b), each
            Lender  shall have the right at any time, upon written notice





            to the Administrative Agent of its intent to do so, to sell, assign, transfer or negotiate all or any part of such Lender's rights and obligations under the Loan Documents to one or more of its affiliates, to one or more of the other Lenders (or to affiliates of such other Lenders) or, with the prior written consent of the Parent, the Swing Line Lender and the Issuing Bank (which consents shall not be unreasonably withheld), to sell, assign, transfer or negotiate all or any part of such Lender's rights and obligations under the Loan Documents to any other bank, insurance company, pension fund, mutual fund or other finan-cial institution, provided that (i) each such sale, assign-ment, transfer or negotiation (other than sales, assignments, transfers or negotiations (x) to affiliates of such Lender or
            (y) of a Lender's entire interest) shall be in a minimum amount of $5,000,000, and (ii) there shall be paid to the Ad-ministrative Agent by the assigning or assignee Lender a fee (the "Assignment Fee") of $3,000. For each assignment, the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording an As-signment and Acceptance Agreement. Upon such execution, de-livery, acceptance and recording by the Administrative Agent, from and after the effective date specified in such As-signment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents. Upon any such sale, assignment or other transfer, the Commitments and the Commitment Percentages set forth in Exhibit A-1, and the Individual Currency Commitments set forth in Exhibit A-2, shall be adjusted accordingly by the Administrative Agent and a new Exhibit A-1 and a new Exhibit A-2 shall be distributed by the Administrative Agent to the Parent (on behalf of all Borrowers) and each Lender.

                       (c) Each Lender may grant participations in all or
            any part of its rights and obligations under the Loan Documents to one or more of its affiliates, to one or more of the other Lenders (or to affiliates of such other Lenders) or to one or more other banks, insurance companies, pension funds, mutual funds or other financial institutions, provided that (i)  such Lender's obligations under  the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, (iii) the Borrowers, the Administrative Agent, the Swing Line Lender, the Issuing Bank
            and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents, (iv) no sub-participations shall be permitted and (v) the voting rights of  any holder of any participation shall be limited to deci-
            sions  that  in  accordance  with Section  11.1  require  the
            consent of all of the Lenders.   The Parent and the Borrowers
            acknowledge  and agree  that any  such participant  shall for





            purposes of Sections 2.13, 2.14, 2.15, 2.22, 11.5 and  11.10,
            be deemed to be a "Lender"; provided, however, neither the Parent nor the Borrowers shall, at any time, be obligated to pay any participant in any interest of any Lender hereunder any sum in excess of the sum which the Parent and the Borrowers would have been obligated to pay to such Lender in respect of such interest had such Lender not sold such par-ticipation.

                       (d) If any (i) assignment is made pursuant to sub-
            section (b) above or (ii) any participation is granted pursu-ant to subsection (c) above, shall be made to any Person that is not a U.S. Person, such Person shall furnish such certifi-cates, documents or other evidence to the Parent, the Borrow-ers and the Administrative Agent, in the case of clause (i) and to the Parent, the Borrowers and the Lender which sold such participation in the case of clause (ii), as shall be required by Section 2.13(e) or 2.13(f).

                       (e) No Lender shall, as between and among the Par-
            ent, the Borrowers, the Administrative Agent, the Swing Line Lender, the Issuing Bank and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of its rights and obligations under the Loan Documents, except that a Lender shall be relieved of its obligations under the Loan Documents to the extent of any such sale, assignment, transfer, or negotiation of all or any part of its obligations under the Loan Documents pursuant to subsection (b) above.

                       (f) Notwithstanding anything to the  contrary con-
            tained in this Section, any Lender may at any time or from time to time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

                 H. Counterparts

                       Each of the Loan Documents may be executed  by one
            or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same  document.  It shall not be necessary  in making proof of any  Loan Document to produce or account for more than one counterpart signed by the party to be charged. An executed counterpart of any Loan Document and of any amendment, modification, consent or waiver thereto or thereof transmitted by fax shall be deemed to be an originally executed counterpart. A copy of any Loan Document signed by all the parties thereto shall be deposited with the Parent (on behalf of all Borrowers) and the Adminis-trative Agent. Any party to any Loan Document may rely upon
            the  signatures   of  any  other  party   thereto  which  are





            transmitted by fax or other electronic means to the same ex-tent as if originally signed.

                 I. Adjustments; Set-off

                       (a) If any  Lender (a "Benefited Lender") shall at
            any time receive any payment of all or any part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1 (g) or (h), or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender in respect of such other Lender's Loans, or interest thereon, such Benefited Lender shall purchase for cash from each of the other Lenders such portion of each such other Lender's Loans, and shall provide each of such other Lenders with the benefits of any such collateral, or the pro-ceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders, provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including rights of set-off, to the extent not prohibited by law) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                       (b) In addition to any  rights and remedies of the
            Lenders provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing in con-nection with the Loan Documents, or at any time upon the oc-currence and during the continuance of an Event of Default, under Section 9.1(a), (b), (g) or (h), each Lender shall have the right, without prior notice to the Parent or the Borrow-ers, any such notice being expressly waived by the Parent and the Borrowers to the extent not prohibited by applicable law, to set-off and apply against any indebtedness, whether matured or unmatured, of the Parent or the Borrowers to such Lender, any amount owing from such Lender to the Parent or the Borrowers, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised by such Lender against the Parent and the Borrowers or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Parent or the Borrowers, or against anyone else claiming through or against the Parent or the Borrowers or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or at-





            tachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Parent, the Borrowers and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. With respect to each Borrower, the right of set-off provided for in this Section 11.9(b) shall be limited to the obligations of such Borrower with respect to Loans made to it and to its Proportionate Share of other costs, expenses and other amounts.

                 J. Indemnity

                       Each of the Borrowers to the extent of its Propor-
            tionate Share and the Parent severally agree to indemnify and hold harmless the Administrative Agent, the Swing Line Lender, the Issuing Bank and each Lender and their respective affiliates, directors, officers, employees, attorneys and agents (each an "Indemnified Person") with respect to each Indemnified Person's status under the Loan Documents from and
            against  any  loss,  cost,   liability,  damage  or   expense
            (including  the reasonable fees  and disbursements of counsel of such Indemnified Person, including all local counsel hired by any such counsel) incurred by such Indemnified Person in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in
            respect  of,   any   commenced  or   threatened   litigation,
            administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at  common law or otherwise, which  is al-
            leged to arise out of or is based upon (i)  any untrue state-
            ment or alleged untrue statement of any material fact by the Parent or the Borrowers in any document or schedule executed or filed with any  Governmental Authority by or on  behalf of the Parent or the Borrowers; (ii) any omission or alleged omission to state any material fact required to be stated in
            such  document   or  schedule,  or  necessary   to  make  the
            statements made therein, in  light of the circumstances under which made, not misleading; (iii) any acts, practices or omissions or alleged acts, practices or omissions of the Parent or the Borrowers or their respective agents relating to the use of the  proceeds of any or all borrowings  made by the Borrowers which are alleged to be in violation of Section
            2.18, or in violation of any federal securities law or of any otherstatute, regulation or other law of any jurisdiction ap-
            plicable  thereto;  or  (iv)   any  acquisition  or  proposed
            acquisition by the Parent or the Borrowers of all or a por-tion of the Stock, or all or a portion of the assets, of any





            Person whether such Indemnified Person is a party thereto. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Parent and the Borrowers to each Indemnified Person under the Loan Documents or at common law or otherwise, and shall survive any termina-tion of the Loan Documents, the expiration of the Commit-ments, the Letter of Credit Commitment, the Swing Line Commitment, the Individual Currency Commitments, and the pay-ment of all indebtedness of the Parent and the Borrowers under the Loan Documents, provided that the Parent and the Borrowers shall have no obligation under this Section to an Indemnified Person with respect to any of the foregoing to the extent found in a final judgment of a court having jurisdiction to have resulted out of the gross negligence or wilful misconduct of such Indemnified Person or arising from claims between one such Indemnified Person and another such Indemnified Person.

                 K. GOVERNING LAW

                       THE LOAN DOCUMENTS AND THE RIGHTS  AND OBLIGATIONS
            OF THE PARTIES THERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                 L. Severability

                       Every  provision of this  Agreement and  the other
            Loan Documents is intended to be severable, and if any term or provision hereof or thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any in-validity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                 M. Integration

                       All exhibits to this  Agreement and any other Loan
            Document shall be deemed to be a part hereof or thereof, as the case may be. Except for agreements between the Adminis-trative Agent, the Swing Line Lender, the Issuing Bank and the Parent with respect to certain fees, the Loan Documents embody the entire agreement and understanding among the Parent, the Borrowers, the Administrative Agent, the Swing Line Lender, the Issuing Bank and the Lenders with respect to the subject matter thereof and supersede all prior agreements and understandings among the Parent, the Borrowers, the Administrative Agent, the Swing Line Lender, the Issuing Bank and the Lenders with respect to the subject matter thereof.

                 N. Judgment Currency





                       (a) Each Credit Party's obligations under the Loan
            Documents to make payments in the Applicable Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that, on the Business Day im-mediately following the date of such tender or recovery, the Administrative Agent, the Swing Line Lender, the Issuing Bank or the applicable Lender, as the case may be, may, in ac-cordance with normal banking procedures, purchase the Obliga-tion Currency with such other currency. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the rate of exchange at which, in accordance with normal banking proce-dures in the relevant jurisdiction, the Obligation Currency could be purchased with the Judgment Currency as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                       (b) If the amount of Obligation Currency purchased
            pursuant to the last sentence of subsection (a) above is less than the sum originally due in the Obligation Currency, the applicable Credit Party covenants and agrees to indemnify the applicable recipient against such loss, and if the Obligation Currency so purchased exceeds the sum originally due to such recipient, such recipient agrees to remit to the applicable Credit Party such excess.

                 O. Confidentiality

                       Any information  disclosed by any Credit  Party to
            the Administrative Agent or any of the Lenders shall be used solely for purposes of the Loan Documents and not in any other manner detrimental to the  Parent and, if such informa-
            tion is not otherwise in the public domain, shall not be dis-closed by the Administrative Agent or such Lender to any other Person except (i) to its independent accountants, legal counsel and affiliates (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to
            keep  such  information   confidential),  (ii)  pursuant   to
            statutory and regulatory requirements or the request of bank examiners, (iii) pursuant to any mandatory court order, subpoena or other legal process, (iv) to the Administrative Agent, the Issuing Bank, the Swing Line Lender or any other Lender, (v) pursuant to any agreement heretofore or hereafter made between such Lender and the Parent which permits such disclosure, (vi) in connection with the exercise of any remedy under the Loan Documents or (vii) subject to an





            agreement containing provisions substantially the same as those of this Section, to any participant in or assignee of, or prospective participant in or assignee of, any Loan, Letter of Credit Commitment, Individual Currency Commitment or Commitment (it being understood that prior to any such disclosures contemplated by clauses (ii) and (iii) above, the Agent or such Lender shall, if practicable, give the Parent prior written notice of such disclosure).

                 P. CONSENT TO JURISDICTION

                       EACH  CREDIT PARTY  HEREBY IRREVOCABLY  SUBMITS TO
            THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED OR NOT PROHIBITED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 Q. Service of Process

                       Each Credit  Party hereby irrevocably  consents to
            the service of process in any suit, action or proceeding by sending the same by certified mail, return receipt requested or by overnight courier service, to the address of such Credit Party set forth in Section 11.2.

                 R. No Limitation on Service or Suit

                       Nothing in the Loan Documents or any modification,
            waiver, consent or amendment thereto shall affect the right of the Administrative Agent, the Swing Line Lender, the Issuing Bank or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent, the Swing Line Lender, the Issuing Bank or any Lender to bring proceedings against any Credit Party in the courts of any jurisdiction or jurisdictions in which such Credit Party may be served.

                 S. WAIVER OF TRIAL BY JURY

                       EACH OF THE ADMINISTRATIVE  AGENT,  THE SWING LINE
            LENDER, THE ISSUING BANK, THE LENDERS AND EACH CREDIT PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                 T. International Banking Facilities





                       The Parent and the Borrowers acknowledge that some
            or all of the Lenders may, in connection with the Loan Docu-ments, utilize an International banking facility (as defined in Regulation D).

                       Each Borrower which is  an entity located  outside
            the United States, understands that it is the policy of the Board of Governors of the Federal Reserve System that deposits received by International banking facilities may be used only to support the non-U.S. operations of a depositor (or its foreign affiliates) located outside the United States and that extensions of credit by International banking facilities may be used only to finance the non-U.S. operations of a customer (or its foreign affiliates) located outside the United States.

                       Each Borrower  which is an entity  located outside
            the United States acknowledges that the proceeds of its bor-rowings hereunder from an International banking facility will be used solely to finance its operations outside the United States, or that of its foreign affiliates.






                       IN WITNESS WHEREOF, the parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          TIFFANY & CO.,
                                          a Delaware corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY AND COMPANY,
                                          a New York corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO. INTERNATIONAL,
                                          a Delaware corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          SOCIETE    FRANCAISE    POUR    LE
                                          DEVELOPPMENT   DE  LA   PORCELAINE
                                          D'ART    (S.A.R.L.),   a    French
                                          corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO. OF NEW YORK LIMITED,
                                          a Hong Kong corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY-FARAONE S.P.A.,





                                          an Italian corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO. JAPAN INC.,
                                          a Delaware corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO. PTE. LTD.,
                                          a Singapore corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO.,
                                          a United Kingdom corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________


                                          TIFFANY & CO. WATCH FACTORY S.A.,
                                          a Swiss corporation


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________





                      IN WITNESS WHEREOF, the  parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          THE BANK OF NEW YORK,
                                          as  the  Swing Line  Lender, as
                                          the Issuing Bank, as  a Lender,
                                          as   Arranging  Agent   and  as
                                          Administrative Agent



                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________





                      IN WITNESS WHEREOF, the  parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          CHEMICAL BANK


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________





                      IN WITNESS WHEREOF, the  parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          CREDIT SUISSE


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________





                      IN WITNESS WHEREOF, the  parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          THE   DAI-ICHI   KANGYO   BANK,
                                          LIMITED (NEW YORK BRANCH)


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________





                      IN WITNESS WHEREOF, the  parties hereto have caused
            this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          THE FUJI BANK, LTD.


                                          By:    ________________________
                                          Name:  ________________________
                                          Title: ________________________